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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement.
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2)).
[X]  Definitive Proxy Statement.
[ ]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                                Perceptron, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

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     5) Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

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     2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3) Filing Party:

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     4) Date Filed:

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PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION
CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

[PERCEPTRON LOGO]

         47827 Halyard Drive
         Plymouth, Michigan 48170-2461
         (734) 414-6100 Facsimile: (734) 414-4700

                                                                October 25, 2004

Dear Perceptron Shareholder:

You are cordially invited to attend the 2004 Annual Meeting of Shareholders of Perceptron, Inc. (the "Company") to be held on Monday, December 6, 2004, at 9:00 a.m., local time, at 47827 Halyard Drive, Plymouth, Michigan 48170.

The attached notice of the meeting and Proxy Statement describe the items of business to be transacted:

      (a)   The election of eight directors,

      (b) The adoption of the Perceptron, Inc. 2004 Stock Incentive Plan ("2004 Stock Plan"),

      (c) The adoption of an amended and restated Employee Stock Purchase Plan (the "Employee Stock Purchase Plan"), and

      (d) Such other business as may properly come before the meeting or any adjournment thereof.

THE BOARD OF DIRECTORS BELIEVES THAT THESE STOCK PLANS ARE IMPORTANT MOTIVATIONAL TOOLS TO ATTRACT AND RETAIN KEY EMPLOYEES, AND THAT IT IS OF CRITICAL IMPORTANCE THAT THE 2004 STOCK PLAN AND THE EMPLOYEE STOCK PURCHASE PLAN BE ADOPTED. WE NEED YOUR VOTE.

It is also important to note that, following the adoption of the 2004 Stock Plan by the Shareholders, the 1992 Stock Option Plan and Directors Stock Option Plan will terminate. The approximately 105,520 shares currently available for grant under these plans will not be added to the 2004 Stock Plan, and all additional shares previously granted that expire in the future under these plans without being exercised will not be added to the 2004 Stock Plan.

The Board of Directors has carefully considered the 2004 Stock Plan and the Employee Stock Purchase Plan in light of the Company's current growth strategy. Our growth strategy involves:

      - The expansion of our existing markets through the introduction of additional products, identification of new customers and the extension of our products into additional applications at existing customers.

      - The development of new markets through the use of value added resellers to offer our Technology Component products into markets in which they currently operate.

      - The development of new markets that leverage the Company's technology.

      -     Growth through selected acquisitions.

To meet the challenges of this growth strategy, the Board of Directors believes that it is necessary for the Company to continually strengthen its team through the addition of top quality talent at all levels in the organization and to motivate its existing team to achieve at the highest levels of performance.

The Board of Directors believes that both of these objectives are enhanced by providing its team with the opportunity to acquire the Company's Common Stock through stock incentive plans such as those being proposed for approval at the Annual Meeting. These plans allow the Company to continue to provide equity incentives that are competitive with those offered by other companies with which the Company competes for talent. In addition, the 2004 Stock Plan and Employee Stock Purchase Plan, by encouraging stock ownership, further align the interests of the Company's team with those of all of us, the shareholders of the Company.

The Board of Directors believes that the 2004 Stock Plan and the Employee Stock Purchase Plan will prove to be of significant benefit to the Company for the following reasons:

      - The plans enhance the ability of the Company to attract, motivate and retain highly competent, effective and loyal team members in order to drive the Company's growth strategy and create intrinsic value for shareholders.

      - By encouraging the team to acquire an ownership interest in the Company, these plans further align the team's interests with those of shareholders.

      - The 2004 Stock Plan, by permitting stock awards to be made in many forms in addition to those permitted under the Company's current plans, gives the Company's Management Development, Compensation and Stock Option Committee (the "Management Development Committee") greater flexibility in designing equity-based compensation to meet the changing needs of the Company's business over an extended period of time.

      - The 2004 Stock Plan provides the Management Development Committee with greater opportunities to implement performance based stock incentive awards, using Company specific performance goals, than is permitted under the Company's current plans. The Board believes that these types of alternative stock incentive programs will become increasingly important to the Company, particularly if the Company is required to recognize compensation expense in connection with the issuance of options.

      - The Directors Stock Option Plan expires on February 9, 2005 and currently non-employees directors are not permitted to participate in any of the Company's other stock incentive plans. As a result, if the 2004 Stock Plan is not approved by shareholders, non-employee directors will not be eligible for stock incentive awards and will no longer be able to elect to receive Common Stock in lieu of their cash directors fees. The Company believes these stock incentives are important elements of the Company's efforts to attract and retain highly qualified outside directors.

      - The Employee Stock Purchase Plan is structured as a benefit available to all eligible team members and encourages increased Common Stock ownership at all levels within the Company by providing eligible team members with an incentive to invest in the Company.

      - Both the 2004 Stock Plan and Employee Stock Purchase Plan include a vesting or holding period requirement which require executive officers, directors and team members to contribute to the Company's success over an extended period of time in order to benefit from these plans.

The enclosed Proxy Statement offers a more complete description of the 2004 Stock Plan and the Employee Stock Purchase Plan. The Board of Directors encourages you to read the Proxy Statement carefully.

After the formal business session, there will be a report to the shareholders on the progress of the Company along with a discussion period. I look forward to seeing you at the Annual Meeting and hope you will make plans to attend. Whether or not you plan to attend the meeting, I urge you to sign, date and return your proxy in the addressed envelope enclosed for your convenience so that as many shares as possible may be represented at the meeting. No postage is required if the envelope is mailed in the United States.

Sincerely,

/s/ Alfred A. Pease

Alfred A. Pease
Chairman of the Board of Directors,
President and Chief Executive Officer

                                [PERCEPTRON LOGO]

                        ---------------------------------

                                PERCEPTRON, INC.
                NOTICE OF THE 2004 ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD DECEMBER 6, 2004

                       ---------------------------------

      The Annual Meeting of Shareholders of Perceptron, Inc., a Michigan corporation, will be held on Monday, December 6, 2004, at 9:00 a.m., local time, at 47827 Halyard Drive, Plymouth, Michigan 48170 for the following purposes:

            1. To elect eight directors to serve until the 2005 Annual Meeting of Shareholders and until their successors are elected and qualified.

            2.    To adopt the Perceptron, Inc. 2004 Stock Incentive Plan.

            3. To approve and adopt the amended and restated Employee Stock Purchase Plan which includes the following principal amendments to the Employee Stock Purchase Plan: (a) extend the expiration date of the plan from May 14, 2005 until May 14, 2015 and (b) increase the total number of shares of the Company's Common Stock available for purchase under such plan by 100,000 shares.

            4. To transact such other business as may properly come before the meeting or any adjournments thereof.

      The Board of Directors has fixed the close of business on October 15, 2004, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting. A certified list of shareholders entitled to vote at the meeting will be available for examination by any shareholder during the meeting at the corporate offices at 47827 Halyard Drive, Plymouth, Michigan 48170.

      A copy of the 2004 Annual Report for the fiscal year ended June 30, 2004 and Proxy Statement accompanies this notice.

                                          By the Order of the Board of Directors

                                          /s/ Thomas S. Vaughn

                                          Thomas S. Vaughn, Secretary

47827 Halyard Drive
Plymouth, Michigan 48170
October 25, 2004

--------------------------------------------------------------------------------

      THE VOTE OF EVERY SHAREHOLDER IS IMPORTANT, AND YOUR COOPERATION IN PROMPTLY RETURNING YOUR MARKED, DATED AND SIGNED PROXY WILL BE APPRECIATED. THE PROXY IS REVOCABLE AND WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING. YOUR PROXY WILL, HOWEVER, HELP TO ASSURE A QUORUM AND TO AVOID ADDED PROXY SOLICITATION COSTS.

--------------------------------------------------------------------------------

                             -----------------------

                                 PROXY STATEMENT

                             -----------------------

                                PERCEPTRON, INC.
                       2004 ANNUAL MEETING OF SHAREHOLDERS
                   TO BE HELD AT 9:00 A.M. ON DECEMBER 6, 2004

                             -----------------------

                                  INTRODUCTION

      This Proxy Statement and the accompanying Notice of the 2004 Annual Meeting of Shareholders, 2004 Annual Report and proxy card are furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Perceptron, Inc., a Michigan corporation (the "Company"). The proxies are being solicited for use at the 2004 Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held at the corporate offices of the Company on Monday, December 6, 2004, at 9:00 a.m., local time, and at any adjournment of that meeting. The corporate offices of the Company are located at 47827 Halyard Drive, Plymouth, Michigan 48170, and the Company's telephone number is (734) 414-6100. The Company expects that this Proxy Statement and the accompanying materials will be first sent or given to shareholders on or about November 2, 2004.

      Only shareholders of record of the Company's Common Stock, $0.01 par value (the "Common Stock") at the close of business on October 15, 2004 (the "Record Date") will be entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. Shareholders of record on the Record Date are entitled to one vote per share on any matter that may properly come before the Annual Meeting. As of the Record Date, there were 8,747,200 shares of Common Stock outstanding and entitled to vote. The Company has no other class of stock outstanding. The presence, either in person or by properly executed proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Annual Meeting. See "Further Information -- Share Ownership of Management and Certain Shareholders" for a description of the beneficial ownership of the Common Stock.

      Directors, officers and other employees of the Company may solicit, without additional compensation, proxies by any appropriate means, including personal interview, mail, telephone, courier service and facsimile transmissions. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries which are record holders of the Company's Common Stock to forward proxy soliciting material to the beneficial owners of such shares and the Company will reimburse such record holders for their reasonable expenses incurred in connection therewith. The cost of soliciting proxies, including the preparation, assembling and mailing of the Notice of the 2004 Annual Meeting of Shareholders, the Proxy Statement, the 2004 Annual Report and the accompanying proxy card, as well as the cost of forwarding such material to the beneficial owners of Common Stock, will be borne by the Company. Only one Proxy Statement and Annual Report will be delivered to multiple shareholders sharing an address unless the Company has received contrary instructions from one or more of the shareholders. Upon written or oral request from a shareholder who shares an address with another shareholder, the Company shall deliver a separate copy of the Proxy Statement and Annual Report. In the future, shareholders can call or write the Company for a separate annual report or proxy statement at (734) 414-6100 or 47827 Halyard Drive, Plymouth, Michigan 48170-2461. Similarly, those shareholders who share an address and wish to receive only one copy of the annual report or proxy statement when they are receiving multiple copies can also call or write the Company at the number and address given above.

      Shares represented by a duly executed proxy, unless previously revoked, will be voted at the Annual Meeting in accordance with the instructions of the shareholder thereon if the proxy is received by the Company before the close of business on December 3, 2004. Shares represented by a proxy received after December 3, 2004 will be voted if the proxy is received by the Company in sufficient time to permit the necessary examination and tabulation of the proxy before the vote of shareholders is taken. IF NO INSTRUCTIONS ARE MADE, SUCH SHARES WILL BE VOTED FOR THE ELECTION OF DIRECTORS NAMED IN THIS PROXY STATEMENT, FOR THE ADOPTION OF THE 2004 STOCK INCENTIVE PLAN, AND FOR THE ADOPTION OF THE AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN. A proxy also gives Messrs. Pease, Garber and

Vaughn discretionary authority, to the extent permitted by law, to vote all shares of Common Stock represented by the proxy on any other matter that is properly presented for action at the meeting; however, the Board of Directors does not intend to present any other matters at the Annual Meeting. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with the Secretary of the Company, at or before the Annual Meeting, a written notice of revocation bearing a later date than the proxy, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at the Company's corporate offices at or before the Annual Meeting, or
(iii) attending the Annual Meeting and voting in person, if the shareholder is a shareholder of record (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy).

      Abstentions, and withheld votes with respect to the election of directors, are counted only for purposes of determining whether a quorum is present at the 2004 Annual Meeting. Withheld votes will be excluded entirely from the vote on the election of directors and will therefore have no effect on the election. If a shareholder owns shares through a bank or broker in street name, the shareholder may instruct his or her bank or broker how to vote such shares. "Broker non-votes" occur when a bank, broker or other nominee holder has not received voting instructions with respect to a particular matter and the nominee holder does not have discretionary power to vote on that matter. The election of directors is considered a routine matter, so a bank or broker will have discretionary authority to vote such shares held in street name on that proposal. The proposals to approve the 2004 Stock Plan and the amended and restated Employee Stock Purchase Plan are not considered routine matters, so a bank or broker will not have discretionary authority to vote such shares held in street name on those proposals. A broker non-vote may also occur if a broker fails to vote shares for any reason. Directors are elected by a plurality of the votes cast, so that only votes cast "for" directors are counted in determining which directors are elected. Approval of the proposals to adopt the 2004 Stock Plan and the amended and restated Employee Stock Purchase Plan require a majority of the votes cast on the matters. For purposes of determining the number of votes cast with respect to the proposals to adopt the 2004 Stock Plan and the amended and restated Employee Stock Purchase Plan, only those cast "for" or "against" are included, and abstentions and broker non-votes are not counted for this purpose.

                       MATTERS TO COME BEFORE THE MEETING

                       PROPOSAL 1 -- ELECTION OF DIRECTORS

      At the Annual Meeting, Shareholders will be asked to elect a board of eight directors to hold office, in accordance with the Bylaws of the Company, until the 2005 annual meeting and until the election and qualification of their successors, or until their resignation or removal. The following table sets forth information regarding the nominees for election to the Company's Board of Directors. The Board of Directors recommends a vote FOR each of the nominees for election. The shares represented by properly executed proxies will be voted in accordance with the specifications made therein. PROXIES WILL BE VOTED "FOR" THE ELECTION OF SUCH NOMINEES UNLESS THE SPECIFICATION IS MARKED ON THE PROXY INDICATING THAT AUTHORITY TO DO SO IS WITHHELD. If a nominee is unable to serve or, for good cause, will not serve, the proxy confers discretionary authority to vote with respect to the election of any person to the Board. The nominees receiving a plurality of votes cast at the Annual Meeting will be elected to the Board of Directors. Shares may not be voted cumulatively for the election of directors.

      The nominees named below have been selected by the Board of Directors of the Company. Each of the nominees is currently a director of the Company. The following information with regard to business experience has been furnished by the respective nominees for director.

                                           POSITION, PRINCIPAL OCCUPATIONS
       NAME AND AGE                          AND OTHER DIRECTORSHIPS
       ------------                          -----------------------
David J. Beattie, 62.......  Director since 1997. Mr. Beattie has been President of McNaughton - McKay Electric Company ("MME")
                             since February 2001, and prior to that time, from
                             September 2000 to February 2001, was Chief
                             Operating Officer of MME. From February 1997 to
                             September 2000, he was Senior Vice President, Sales
                             and Marketing of MME. MME is a distributor of
                             industrial automation products and services.

Kenneth R. Dabrowski, 61...  Director since 1999. Mr. Dabrowski has been
                             President of the Durant Group, L.L.C., a management consulting firm, since December 2000, and has been a member of the faculty at Massachusetts Institute of Technology since June 1999. Mr. Dabrowski was
                             Vice President, Quality and Process Leadership,
                             Ford Automotive Operations of Ford Motor Company from September 1996 to January 1999 where he had global responsibility for Information Technology,
                             Process Reengineering, corporate and supplier quality and customer satisfaction.

Philip J. DeCocco, 66......  Director since 1996. Mr. DeCocco has been President of Sturges House, Inc., a company founded by Mr.
                             DeCocco, since 1983. Sturges House, Inc. offers
                             executive recruiting and management consulting
                             services in human resources, strategic planning,
                             executive development and organization design and
                             development to various companies.

W. Richard Marz, 61........  Director since 2000. Mr. Marz has been Executive
                             Vice President, Worldwide Strategic Marketing, LSI
                             Logic Corporation ("LSI"), since December 2003, and
                             prior to that time, from February 2002 to December
                             2003, he was Executive Vice President,
                             Communications and ASIC Technology, of LSI, from
                             July 2001 to February 2002, he was Executive Vice
                             President, ASIC Technology, of LSI, and from May
                             1996 to July 2001, he was Executive Vice President,
                             Geographic Markets, of LSI. LSI is a semiconductor
                             manufacturer.

Robert S. Oswald, 63.......  Director since 1996. Mr. Oswald has been Chairman,
                             Bendix Commercial Vehicle Systems, LLC, a
                             manufacturer of air brakes and other safety
                             systems, since October 2003 and served as Chairman
                             and Chief Executive Officer from March 2002 to
                             September 2003. Mr. Oswald was Chairman, President
                             and Chief Executive Officer of Robert Bosch
                             Corporation, a manufacturer of automotive
                             components and systems, and a member of the Board
                             of Management of Robert Bosch, GmbH from July 1996
                             to December 2000.

Alfred A. Pease, 58........  Director since 1996 and Chairman of the Board since
                             July 1996. Since February 1996, Mr. Pease has been
                             President and Chief Executive Officer of the
                             Company.

James A. Ratigan, 56.......  Director since 2003. Since August 2003, Mr. Ratigan has been an independent consultant providing
                             consultative services to several specialty
                             pharmaceutical and biotechnology companies,
                             including OraPharma, Inc. From June 1997 to August
                             2003, Mr. Ratigan was Executive Vice President,
                             Chief Financial Officer and Secretary of Orapharma,
                             Inc., a specialty pharmaceutical company that was
                             acquired by Johnson and Johnson, Inc. Mr. Ratigan
                             was a director of the Company from 1989 to 1996 and
                             served as the Company's Chief Operating Officer
                             from May 1994 to April 1996 and Chief Financial
                             Officer from December 1993 to June 1996.

Terryll R. Smith, 54.......  Director since 1996. Mr. Smith has been President and Chief Executive Officer of Novation
                             Environmental Technologies Inc., a water
                             purification company, since January 2000. From
                             December 1998 to August 1999, Mr. Smith was
                             President and Chief Executive Officer of
                             picoNetworks, an integrated circuits and software
                             services company.

                        BOARD OF DIRECTORS AND COMMITTEES

      The Board of Directors is responsible for direction of the overall affairs of the Company. Directors of the Company are elected to serve until their successors are elected. The Board of Directors and each committee thereof meet formally from time to time and also take action by consent resolutions. During the fiscal year ended June 30, 2004, the Board of Directors met a total of four times. All of the current directors who are standing for re-election attended at least 75% of the total meetings of the Board of Directors, and of any committee on which they served, held during the period in fiscal year 2004 in which they served as directors or members of any such committees. The Company's policy is that each director is strongly encouraged to attend the Annual Meeting of Shareholders if reasonably possible. All of the directors, except two, attended the 2003 Annual Meeting of Shareholders.

      The Board of Directors has delegated certain authority to an Audit Committee, a Management Development, Compensation and Stock Option Committee and a Nominating and Corporate Governance Committee to assist it in executing its duties. The Board has adopted charters for each of these Committees. The charters are available on the Company's website at www.perceptron.com. The Board determined that all of the directors, other than Mr. Pease, are "independent directors" as defined in Marketplace Rule 4200(a)(15) of The NASDAQ Stock Market, Inc. ("NASDAQ"). The composition and principal functions of each Committee are as follows:

      Audit Committee. The Audit Committee is currently comprised of three outside members of the Board of Directors: Messrs. Oswald, Ratigan and Smith. The Board determined that all of the members of the Audit Committee are independent as required by the rules of the Securities and Exchange Commission ("SEC") and NASDAQ listing standards for audit committee members. In addition, the Board determined that Mr. Ratigan qualified as an "audit committee financial expert" as defined by applicable SEC rules and that each of the Audit Committee members satisfies all other qualifications for Audit Committee members set forth in the applicable NASDAQ rules. The Audit Committee held six meetings in fiscal year 2004.

      On February 9, 2004, the Board approved and adopted the Audit Committee's revised charter, which is attached to this Proxy Statement as Appendix A. The Audit Committee's primary responsibilities include the following: (i) oversee the Company's financial reporting process on behalf of the Board; (ii) review, appoint, compensate, retain and oversee the accounting firm to be appointed as the Company's independent auditors; (iii) review in advance the nature and extent of all services provided to the Company by its independent auditors; (iv) review of the independence of the Company's independent auditors; (v) review the scope, purpose and procedures of the audit; (vi) review the Company's annual earnings press release, the audited financial statements and the proposed footnotes to be included in the Company's Annual Report on Form 10-K with management and the auditors and report annually to the Board whether the Audit Committee recommends to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for filing with the SEC;
(vii) review with such auditors its experience, findings and recommendations upon completion of the audit and receive from the auditors their required communications under generally accepted auditing standards; (viii) review of the Company's quarterly earnings releases and financial statements with management and the auditors; (ix) review the adequacy of the Company's internal accounting procedures and financial controls and management's report on internal control over financial reporting required by applicable SEC rules; (x) oversee compliance by the Company with legal and regulatory requirements; (xi) establish procedures for receipt, retention and handling of complaints and concerns regarding financial matters; (xii) act as the Qualified Legal Compliance Committee; (xiii) review and approve any related party transactions; (xiv) monitor the Company's risk management activities; (xv) review performance of finance and account department; and (xvi) review and reassess annually the adequacy of the Audit Committee's charter and performance.

      Management Development, Compensation and Stock Option Committee. The Management Development, Compensation and Stock Option Committee ("Management Development Committee") is currently comprised of two outside members of the Board of Directors: Messrs. Beattie and DeCocco. The Management Development Committee's primary responsibilities include the following: (i) review the Company's compensation programs; (ii) establish and administer the compensation programs for the Company's officers; (iii) administer the Company's stock-based compensation plans; (iv) review and recommend compensation for service on the Board; (v) provide a committee report for inclusion in the Company's proxy statement; (vi) monitor the Company's succession planning; and (vii) review and reassess annually the adequacy of the Management Development Committee's charter and performance. The Management Development Committee held three meetings in fiscal year 2004.

      Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee ("Nominating Committee") is currently comprised of three outside members of the Board of Directors: Messrs. DeCocco, Dabrowski and Marz. The Board determined that all members of the Nominating Committee are independent as required by the NASDAQ listing standards for nominating committee members.

      The Nominating Committee's primary responsibilities include the following:
(i) establish criteria for the selection of new Board members; (ii) conduct searches and interviews for individuals qualified to become Board members; (iii) make recommendations to the Board regarding director nominees to stand for election as directors at each annual meeting of shareholders or to fill vacancies on the Board; (iv) recommend to the Board the directors to serve on the standing committees of the Board and the structure and functions of such committees; (v) develop policies and procedures for Board consideration of shareholder recommendations of Board nominees and handling of shareholder proposals; (vi) develop a process for shareholders to communicate with the Board; (vii) advise Board on corporate governance matters, including development, review and assessment of corporate governance principles; (viii) oversee the Board and committee self evaluation process; (ix) evaluate independence of each Board member and (x) review and reassess annually the adequacy of the Nominating Committee's charter and performance.

      The Nominating Committee may use various methods to identify director candidates, including recommendations from existing Board members, management, shareholders, professionals and other sources outside the Company, which could include third party search firms. The Nominating Committee will evaluate and screen the list of potential nominees and narrow the list to individuals they believe best satisfy the needs of the Company, with a strong preference given to the continuation of the current Board members. The Nominating Committee will conduct interviews and gather additional information concerning the individuals. Based on the foregoing, the Nominating Committee will recommend to the Board the number of members of the Board to be elected at the next annual meeting of shareholders of the Company and the persons to be nominated for election to the Board. Director candidates need not possess any specific minimum qualifications. Rather, a candidate's suitability for nomination and election to the Board will be evaluated in light of the portfolio of skills, experience, perspective and background required for the effective functioning of the Board. Among the desired qualities that the Nominating Committee will consider are: (i) high ethical character; (ii) practical intelligence and judgment, an inquiring mind and a good range of problem solving skills; (iii) independence; (iv) ability to work in a collaborative culture; (v) high-level leadership experience and personal achievement; (vi) prior Board experience or experience advising or reporting to Boards preferably of a publicly traded company; (vii) sufficient personal commitment and time to devote to responsibilities as a director; and
(viii) capacity and desire to represent the balanced best interests of the shareholders as a whole.

      The Nominating Committee will consider candidates recommended by shareholders using the same procedures and standards utilized for evaluating candidates recommended by other sources except that the Nominating Committee will not consider a director nominee proposed by a shareholder if (i) the shareholder does not submit the required information timely (see "Shareholder Proposals and Nominees for 2005 Annual Meeting - Shareholder Nominees"); (ii) the shareholder or group of shareholders proposing the director nominee do not beneficially own, in the aggregate, more than 5% of the Company's Common Stock, with the Common Stock used to satisfy this requirement owned for at least one year prior to the date of the recommendation, or (iii) the shareholder proposes as the nominee himself or herself, or an affiliate or affiliated party. See "Shareholder Proposals and Nominees for 2005 Annual Meeting - Shareholder Nominees" for a description of the procedures to be used by shareholders to submit recommendations of possible director nominees to the Nominating Committee. The Nominating and Corporate Governance Committee held two meetings in fiscal year 2004.

             SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

      Shareholders desiring to communicate with the Board of Directors or any individual director may send communications to the Board of Directors in writing by mail addressed to the Board of Directors or an individual director, c/o General Counsel, Perceptron, Inc., 47827 Halyard Drive, Plymouth, Michigan 48170 or by e-mail addressed to boardofdirectors@perceptron.com.

                                 CODE OF ETHICS

      The Company has adopted a Code of Business Conduct and Ethics ("Code of Ethics") that applies to the Company's directors, executive officers and other employees. The Code of Ethics is available on the Company's website at www.perceptron.com. Shareholders may also obtain a written copy of the Code of Ethics, without charge, by sending a written request to the Investor Relations Department, Perceptron, Inc., 47827 Halyard Drive, Plymouth, Michigan 48170. The Company will disclose any amendments to, or waivers from, the provisions of the Code of Ethics applicable to the directors or executive officers on the Company's website.

      Certain information relating to corporate governance matters can be viewed at www.perceptron.com. There the Company makes available, free of charge, its
(i) charters for the Audit Committee, Management Development, Compensation and Stock Option Committee and Nominating and Corporate Governance Committee and
(ii) Code of Ethics. The Company intends to post additional information on this website from time to time as the Board adopts or revises policies and procedures. The information found on the Company's website is not part of this or any report the Company files with, or furnishes to, the SEC.

                             AUDIT COMMITTEE REPORT

      In accordance with its revised charter, which was approved and adopted by the Board of Directors on February 9, 2004 and is attached to this Proxy Statement as Appendix A, the Audit Committee provides assistance to the Board in fulfilling its responsibility to the shareholders, potential shareholders and investment community relating to corporate accounting, reporting practices of the Company and the quality and integrity of the financial reports of the Company. In doing so, it is the responsibility of the Audit Committee to maintain free and open communication between the Board, the Company's independent auditors and the financial management of the Company.

      The Audit Committee received from the independent auditors and reviewed a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as may be modified or supplemented, discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence.

      The Audit Committee discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU Section 380), as may be amended or supplemented, and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements.

      The Audit Committee reviewed and discussed with management and the independent auditors the audited financial statements of the Company as of and for the fiscal year ended June 30, 2004, including the quality of accounting principles and significant judgments affecting the financial statements.

      Based on the above-mentioned reviews and discussions with management and the independent auditors, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in its Annual Report on Form 10-K for the year ended June 30, 2004 for filing with the Securities and Exchange Commission. Further, the Audit Committee approved the engagement of Grant Thornton LLP as the Company's independent auditors for the fiscal year ended June 30, 2005.

AUDIT COMMITTEE:                            James A. Ratigan, Chairman
                                            Robert S. Oswald
                                            Terryll R. Smith

             PROPOSAL 2 -- APPROVAL OF THE 2004 STOCK INCENTIVE PLAN

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 2

      The 2004 Stock Incentive Plan ("2004 Stock Plan") was approved, subject to shareholder approval at the Company's 2004 Annual Meeting, by the Board of Directors on October 22, 2004. The purpose of the 2004 Stock Plan is to (i) promote the best interests of the Company and its shareholders by encouraging team members, consultants, and non-employee directors of the Company and its subsidiaries to acquire an ownership interest in the Company, and (ii) enhance the ability of the Company to attract, motivate and retain highly competent, effective and loyal team members, consultants and non-employee directors in order to create intrinsic value for shareholders.

      The Company believes that equity is a key element of the Company's compensation package because equity awards encourage loyalty to the Company and align the interests of team members, consultants and non-employee directors directly with those of the Company's shareholders. The 2004 Stock Plan will allow the Company to continue to provide these individuals with equity incentives that are competitive with those companies with which the Company competes for talent.

      The 2004 Stock Plan, if approved by shareholders, is intended to replace the 1992 Stock Option Plan (the "1992 Plan") and the Directors Stock Option Plan (the "Directors Plan"). If the 2004 Stock Plan is approved by shareholders, the Board of Directors intends to terminate the 1992 Plan and the Directors Plan as to future grants so that the shares then available for grant under these plans will no longer be available. A total of 600,000 shares of Common Stock have been set aside for issuance under the 2004 Stock Plan. Offsetting these shares are the approximately 105,520 shares of Common Stock currently available for grant under the 1992 Plan and Directors Plan. In addition, all shares previously granted as options under the 1992 Plan and Directors Plan that expire in the future without being exercised will not be added to the 2004 Stock Plan. Without the 2004 Stock Plan, the Company believes that the number of shares available under its current stock option plans will not be sufficient to meet its future anticipated needs for stock incentive awards.

      The Company's existing stock incentive plans only permit the grant of options. The 2004 Stock Plan will also allow for awards of stock appreciation rights, restricted stock, restricted stock units, performance share awards and deferred stock units. The Company believes that the 2004 Stock Plan will therefore enable it to design and grant different types of stock awards that may be more effective in attracting, motivating and retaining key individuals essential for the Company's success. A broader plan such as the 2004 Stock Plan will also give the Company greater flexibility to design and manage equity-based compensation to meet the changing needs of its business over an extended period of time.

      The Company's current stock plans do not permit the implementation of performance based stock incentive arrangements, other than options. While options have an important performance element to them, since they only increase in value if the Company's Common Stock increases in value, other forms of stock awards can be designed to provide more direct performance goals, such as stock awards that are earned only if performance goals are achieved. The 2004 Stock Plan permits the Management Development Committee to implement a broad range of such stock incentive programs, based on Company specific performance goals, and in a fashion not permitted under the Company's current plans. The Board believes that these types of alternative stock incentive programs will become increasingly important to the Company, particularly if the Company is required to recognize compensation expense in connection with the issuance of options. In addition, the 2004 Stock Plan permits the Company to implement these performance based stock incentive programs without having payments to the top executive officers of the Company under such programs subject to the limits on deductibility under Section 162(m) of the Internal Revenue Code (the "Code"). See "Proposal 2 - Approval of the 2004 Stock Incentive Plan - Federal Income Tax Consequences."

      The Directors Plan expires on February 9, 2005 and non-employees are not permitted to participate in any of the Company's other stock incentive plans. As a result, if the 2004 Stock Plan is not approved by shareholders, beginning February 10, 2005, no further stock incentive awards will be available for non-employee directors and non-employee directors will no longer be able to elect to receive Common Stock in lieu of their cash directors fees. The Company believes these stock incentives are important elements of the Company's compensation package for non-employee directors and assist the Company in its efforts to attract and retain highly qualified outside directors.

Further, the Company believes that director stock awards and stock purchase rights align non-employee directors interests and interests of the Company's shareholders by encouraging non-employee directors to acquire shares of Common Stock.

      The closing price of a share of Common Stock on NASDAQ on October 15, 2004 was $6.55. The proceeds received by the Company upon exercise of the awards of participants in the 2004 Stock Plan will be used for the general corporate purposes of the Company.

      The 2004 Stock Plan is available on the Company's website at www.perceptron.com. A copy of the 2004 Stock Plan will be furnished to any shareholder upon written request to the Secretary of the Company at the executive offices of the Company in Plymouth, Michigan.

REQUIRED VOTE

      Approval of the 2004 Stock Plan requires the affirmative vote of holders of a majority of the shares properly cast on the matter. Abstentions will have the effect of a vote against approval of the 2004 Stock Plan and broker non-votes will have no effect.

      PROXIES WILL BE VOTED "FOR" THE APPROVAL OF THE 2004 STOCK PLAN UNLESS OTHERWISE INDICATED ON THE PROXY.

ELIGIBLE PARTICIPANTS

      Participants in the 2004 Stock Plan shall be such employees (including employees who are directors), non-employee directors or consultants of the Company and its subsidiaries as the Management Development Committee in its sole discretion may select from time to time.

SUMMARY OF THE 2004 STOCK PLAN

      General. The 2004 Stock Plan provides for the grant of incentive stock options, nonqualified stock options, indexed options, restricted stock, restricted stock units, stock appreciation rights, performance share awards, including cash, director stock purchase rights and deferred stock units at any time prior to October 22, 2014. A total of 600,000 shares of Common Stock have been set aside for issuance under the 2004 Stock Plan, all of which may be granted as incentive stock options. This amount is subject to adjustment for stock splits and certain other corporate events. Approximately 216 full time employees and seven (7) non-employee directors of the Company would be eligible to receive grants under the 2004 Stock Plan, if the Plan were in place today.

      Administration. The Management Development, Compensation and Stock Option Committee (the "Management Development Committee") or, if there is no such committee or similar committee, the Board of Directors, will administer the 2004 Stock Plan. Unless otherwise specified in the 2004 Stock Plan, the Management Development Committee has the power to select the recipients of awards and has broad power to determine the terms of awards and to change such terms in various ways subsequent to grant, including among others, accelerating the exercisability or vesting of awards or lapse of transfer restrictions, waiving or modifying performance conditions and transfer restrictions, and extending the post-termination exercise period of awards. The Management Development Committee may delegate to one or more officers or a committee of such officers the authority to grant awards and to otherwise act with respect to awards made to participants who are not officers or directors of the Company. In accordance with current practice, the Management Development Committee intends to delegate such authority to the President, within parameters to be set by the committee.

REPRICING PROHIBITION

      The 2004 Stock Plan does not permit the cancellation of outstanding options or stock appreciation rights and the grant in substitution therefore of any new awards under the plan having a lower exercise price or the amendment of outstanding options or stock appreciation rights to reduce their exercise price without shareholder approval.

TYPES OF AWARDS

      Awards under the 2004 Stock Plan may be in the form of stock options (either incentive stock options, non-qualified options or indexed options), stock appreciation rights, restricted stock or restricted stock units, performance share awards, director stock purchase rights and deferred stock units; or any combination thereof. The terms of awards under the 2004 Stock Plan will generally be set forth in an agreement between the Company and the recipient and will be determined by the Management Development Committee, unless specified in the 2004 Stock Plan.

      - Stock Options. Stock options represent the right to purchase shares of Common Stock within a specified period of time at a specified price. Options granted under the 2004 Stock Plan may be (i) incentive stock options under Section 422 of the Code, (ii) nonqualified stock options or (iii) indexed options which is an option with an exercise price which either increases by a fixed percentage over time or changes by reference to a published index, as determined by the Management Development Committee. The exercise price for a stock option, other than an indexed option, will be not less than 100% (110% for an incentive stock option granted to a 10% or more shareholder) of the fair market value of Common Stock on the date of grant. The fair market value per share of the Common Stock on October 15, 2004 was $6.55. Fair market value means for purposes of determining the value of Common Stock on the grant date the average of the closing sales prices of the Common Stock on NASDAQ (or, if there have been no sales on NASDAQ on any such day, the average of the closing high bid and low asked prices on NASDAQ at the end of such day) for the five (5) consecutive trading days on NASDAQ immediately preceding the grant date. The aggregate fair market value of the stock for which any person may be granted incentive stock options which become exercisable for the first time by such person in any calendar year cannot exceed the sum of $100,000 (determined on the date such option is granted). No incentive stock option will be granted to a person who is not an "employee" as defined in the applicable provisions of the Code and regulations issued thereunder. An incentive stock option shall expire in ten years (five years in the case of an incentive stock option granted to a 10% or more shareholder) after the date of grant. No incentive stock options can be granted under the 2004 Stock Plan after October 22, 2014, but options granted before that date may be exercised thereafter. Options granted under the 2004 Stock Plan become exercisable and will expire at such times as the Management Development Committee may determine; provided that options will expire not later than ten years after grant. The maximum number of shares that may be subject to option grants under the 2004 Stock Plan to any participant during any one fiscal year of the Company is 200,000 shares of Common Stock (subject to adjustment for stock splits and other corporate events). Payment for shares to be acquired upon exercise of options granted under the 2004 Stock Plan may be made (i) in cash, (ii) by check, (iii) at the discretion of the Management Development Committee, through a cashless exercise procedure whereby the holder provides an option exercise notice to the Company and simultaneously irrevocably instructs a broker to sell a sufficient number of shares from the option exercise to pay the option exercise price and accompanying taxes, (iv) at the Management Development Committee's discretion, shares held by the holder for at least six months may be tendered to the Company to pay the exercise price and tax withholding obligations, if any, or (v) other means determined by the Management Development Committee.

      - Stock Appreciation Rights. A stock appreciation right is an award which provides the holder with the ability to profit from the appreciation in value of a set number of shares of the Common Stock over a set period of time. The 2004 Stock Plan provides for the grant of two types of stock appreciation rights: tandem stock appreciation rights granted in conjunction with a stock option which entitles the holder to exercise it as an option or as an stock appreciation right and freestanding stock appreciation rights which are granted as independent instruments and are not issued in conjunction with any options. The exercise price for a stock appreciation right shall not be less than 100% of the fair market value of the shares of Common Stock covered by the stock appreciation right on the grant date, except that the exercise price of a tandem stock appreciation right may be less than the fair market value on the grant date if the tandem stock appreciation right is added to an option following the grant date of the option and the per share exercise price subject to a tandem stock appreciation right will be the same per share exercise price as the related option. Stock appreciation rights granted under the 2004 Stock Plan become exercisable at such times as the Management Development Committee may determine or as set forth in the related option and shall not have a term of more than ten years. If a tandem stock appreciation right, a stock appreciation right shall be exercisable only at such times and in such amounts as the related option may be exercised. A tandem stock appreciation right shall terminate and cease to be exercisable no later than the date on which the related option expires or is terminated or canceled. Upon the exercise of a tandem stock appreciation right with respect to some or all of the shares subject to such stock appreciation right, the related option shall be canceled automatically as to the number of shares with respect to which the tandem stock appreciation right was exercised. Upon the exercise of an option related to a tandem stock appreciation right as to some or all of the shares subject to such Option, the related tandem stock appreciation right shall be canceled automatically as to the number of shares with respect to which the related option was exercised. The maximum number of shares that may be subject to stock appreciation rights under the 2004 Stock Plan granted to any participant during any one fiscal year of the Company is 200,000 shares of Common Stock (subject to adjustment for stock splits and other corporate events). Upon exercise of a stock appreciation right, a participant will be entitled to payment from the Company, in cash, shares of Common Stock, or partly in each, as determined by the Management Development Committee in accordance with any applicable terms of the agreement.

      - Restricted Stock Awards and Restricted Stock Units. Restricted stock is Common Stock that is subject to risk of forfeiture or other restrictions that will lapse upon satisfaction of specified conditions. Restricted stock units represent the right to receive shares of Common Stock, or an equivalent value in cash, in the future, with the right to future delivery of the shares or cash subject to a risk of forfeiture or other restrictions that will lapse upon satisfaction of specified conditions. Restricted shares and restricted stock units will initially be non-transferable but will become transferable upon fulfillment of conditions established by the Management Development Committee at the time of grant. An award of restricted stock or restricted stock units may also be subject to vesting or other restrictions, which may include performance measures. All of the terms relating to vesting or other restrictions, including performance measures, the length of any performance period, and the termination of the restriction period relating to a restricted stock award or restricted stock unit, will be determined by the Management Development Committee and set forth in the agreement relating to such restricted stock award or restricted stock unit. The holder of restricted shares will have rights as a shareholder of the Company, including the right to vote and receive dividends with respect to such shares. The holder of shares subject to a restricted stock unit will have no rights as a shareholder of the Company until share certificates are issued by the Company, but, at the discretion of the Management Development Committee, will have the right to receive a credit equal to the cash dividends paid on the number of shares subject to the restricted stock unit, which will be paid in additional shares of restricted stock ("Dividend Equivalent").

      - Performance Share Awards. The 2004 Stock Plan also provides for the grant of performance share awards. A performance share award is a right, contingent upon the attainment of performance measures within a specified performance period, to receive cash, shares of Common Stock, which may be restricted stock, or a combination of both. All of the terms relating to the satisfaction of performance measures, the length of any performance period, the amount of any performance share award granted, the amount of any payment or transfer to be made pursuant to any performance share award, and any other terms and conditions of any performance share award, will be determined by the Management Development Committee and included in an agreement between the recipient and the Company. The holder of performance share awards who receive the award in the form of restricted stock will have rights as a shareholder of the Company, including the right to vote and receive dividends with respect to such shares, but will be prohibited from transferring the stock until the satisfaction of the performance measures. Performance share awards may also be granted in the form of units providing the right to receive shares of Common Stock, or an equivalent in cash, in the future. The holder of a performance share award unit will have no right as a shareholder of the Company until share certificates are issued by the Company and, at the discretion of the Management Development Committee, will have Dividend Equivalent rights.

      - Directors Stock Purchase Rights. The 2004 Stock Plan also permits non-employee directors to purchase shares of Common Stock through the 2004 Stock Plan in exchange for all or a portion of the cash fees payable to them for serving as a director of the Company ("Directors Stock Purchase Rights Option"). Under the terms of the 2004 Stock Plan, eligible non-employee directors are also eligible for awards under the 2004 Stock Plan in addition to their meeting fees. See "Further Information - Compensation of Directors and Executive Officers - Directors."

            Under the Directors Stock Purchase Rights Option, non-employee directors may elect to use all or a portion of their annual directors fees payable in cash to purchase Common Stock in exchange for all or a portion of director fees payable from December 1 of that year to December 1 of the next year.

            Directors fees are payable in cash on March 1, June 1, September 1 and December 1 of each year. On each of these dates, the Company will determine the number of shares of the Common Stock each Director who has elected to participate in the Directors Stock Purchase Rights Option has earned on that date. This determination will be made by dividing all director's fees payable on each of those dates that the Director has elected to exchange for Common Stock, by the fair market value of the Common Stock on that date. Any portion of the director's fees payable on each of those dates that the Director has not elected to receive in Common Stock will be paid to the Director in cash. The fair market value of the Common Stock will be determined by using the average of the closing sales price of the Common Stock on the NASDAQ for the five consecutive trading days on the NASDAQ immediately preceding the date of determination. The Company will issue share certificates for all shares of Common Stock purchased in a calendar year by December 15th of such year unless a director requests to receive his or her share certificate at any time during the year by sending written notice to the Company.

            If a director participating in the Directors Stock Purchase Rights Option dies, becomes disabled, or ceases to be a director of the Company for any reason, the amount of such director's accrued cash compensation that has not yet been issued in the form of Common Stock will be paid to such director or his or her executor or other legal representative and his or her right to receive further shares of Common Stock under the Directors Stock Purchase Rights Option will terminate.

      - Deferred Stock Units. The 2004 Stock Plan permits participants designated by the Management Development Committee who are among a select group of management or highly compensated team member of the Company to elect to reduce compensation otherwise payable in cash and to be granted deferred stock units (subject to minimums and maximums imposed by the Management Development Committee). Such participants may also be permitted by the Management Development Committee to elect to be granted an award of deferred stock units in lieu of (i) options; (ii) stock appreciation rights; (iii) restricted stock units; (iv) director stock purchase rights; or (v) performance share awards. Deferred stock units are not subject to vesting requirements. Participants have no voting rights with respect to deferred stock units until the issuance of shares under the plan. Participants are entitled to Dividend Equivalents with respect to cash dividends having a record date prior to the date on which deferred stock units are settled (paid by crediting such participant with additional deferred stock units). Settlement of deferred stock units is made by issuance of fully vested Common Stock.

      - Code Section 162(m) Awards and Performance Measures. In its discretion, the Management Development Committee may designate any grant of restricted stock, restricted stock units or performance share award to any 2004 Stock Plan participant as intended to satisfy the requirements of Section 162(m) of the Code. Restrictions on transfer relating to such restricted stock, restricted stock units or performance share awards will lapse upon satisfaction of written objective performance measures using one or more of the following criteria: (i) revenue; (ii) gross margin; (iii) operating margin; (iv) operating income; (v) pre-tax profit; (vi) earnings before interest, taxes, depreciation and/or depreciation, (vii) net income; (viii) cash flow; (ix) expenses; (x) stock market price;
            (xi) earnings per share; (xii) operating income per share; (xiii) return on stockholder equity; (xiv) return on capital; (xv) return on net assets; (xvi) economic value added; (xvii) market share; (xviii) return on investment; (xix) profit after tax; (xx) product approval; (xxi) market capitalization; (xxii) new products; and (xxiii) research and development activity. The restriction or performance period may be a one, two, three, four or five fiscal year period, determined by the Management Development Committee. A performance-based restricted stock award, restricted stock unit or performance share award shall not be paid until the Management Development Committee has certified in writing that the applicable performance measures have been attained. The performance measures criteria stated above are required to be reapproved by shareholders of the Corporation, to the extent required by Section 162(m) of the Code, which currently requires such reapproval at the first shareholders meeting that occurs in the fifth year following the effective date of the plan. Dividends paid on Code Section 162(m) restricted stock or performance share awards shall be automatically reinvested in additional shares of restricted stock.

            No participant may be granted a Code Section 162(m) restricted stock, restricted stock unit, performance share or performance share award unit during any one fiscal year of the Company for more than 200,000 shares of Common Stock (subject to adjustment for stock splits and other corporate events), or, if the performance share award unit is not based upon a set number of shares of Common Stock, then no participant may receive a performance share award unit that could result in such participant receiving more than $500,000 for each fiscal year of the Company covered by the performance period for the award.

CHANGE IN CONTROL OR TERMINATION OF EMPLOYMENT

      Unless otherwise provided in the applicable agreement, any portion of an option or stock appreciation right which is not yet exercisable, any portion of a restricted stock grant or restricted stock unit which is not yet transferable and any portion of a performance share award with respect to which performance measures have not yet been achieved will be forfeited if the participant terminates employment or services for any reason.

      Participants shall have the right within the period specified in the applicable agreement to exercise an option or stock appreciation right to the extent it was exercisable and unexercised on the date of the participant's termination of employment or services, death, or disability, subject to any other limitation on exercise in effect on the date of exercise; provided, however, that the beneficial tax treatment of an incentive stock option may be forfeited if the option is exercised more than (i) three months after a participant's termination of employment, or (ii) one year after the participant's date of death or participant's termination of employment due to disability.

      The Management Development Committee has discretion under the 2004 Stock Plan to accelerate the exercisability of options and stock appreciation rights, extend the exercise period of an option or stock appreciation right and waive the restrictions or conditions applicable to restricted stock, restricted stock units or performance share awards, in the event of a participant's termination of employment or services, death or disability.

      The Management Development Committee in its discretion may provide in the applicable agreements with participants or otherwise that in the event of a change in control of the Company, as defined in the 2004 Stock Plan, or the occurrence of a change in control and such other event or events as determined by the Management Development Committee, any or all of the following will occur:
(i) any outstanding option or stock appreciation right granted to participants immediately shall become fully vested and exercisable in full, regardless of any installment provision applicable to such option or stock appreciation right;
(ii) the remaining restriction period on any shares of Common Stock subject to a restricted stock grant or restricted stock unit immediately shall lapse and the shares shall become fully transferable, subject to any applicable federal or state securities laws; (iii) all performance goals and conditions shall be deemed to have been satisfied and all restrictions shall lapse on any outstanding performance share awards granted to participants, and such awards shall become payable in full; (iv), for purposes of any deferred stock unit granted to participants, payments due under the deferred stock unit shall become immediately payable; or (v) such other treatment as the Management Development Committee may determine. The Management Development Committee may, in its sole discretion and without the consent of any participant, determine that, upon the occurrence of a change in control, each or any option or stock appreciation right outstanding immediately prior to the change in control shall be canceled in exchange for a payment with respect to each vested share of Common Stock subject to such canceled option or stock appreciation right in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the change in control, or (iii) other property which, in any such case, shall be in an amount having a fair market value equal to the excess of the fair market value of the consideration to be paid per share of Common Stock in the change in control transaction over the exercise price per share under such option or stock appreciation right (the "Spread"). In the event such determination is made by the Management Development Committee, the Spread (reduced by applicable withholding taxes, if any) shall be paid to participants in respect of their canceled options and stock appreciation rights as soon as practicable following the date of the change in control.

ASSIGNMENTS

      Except as otherwise determined by the Management Development Committee, no award under the 2004 Stock Plan shall be assignable except by will or the laws of descent and distribution.

ADJUSTMENTS

      The shares of Common Stock under the 2004 Stock Plan and subject to any award under the Plan shall be adjusted pro rata for stock dividends, stock splits, reverse stock splits and other similar transactions.

      In the event of a liquidation of the Company, the Management Development Committee may provide for outstanding awards to become exercisable in full and all restrictions on such awards to lapse and for such awards to terminate on the effective date of the liquidation.

      In the event of a merger of the Company in which the Company is not the survivor, a reverse triangular merger in which the Company becomes a subsidiary of another company, a sale of all or substantially all of the assets of the Company or other similar transaction (a "Corporate Transaction"), it is intended that the awards will be assumed by the acquirer. If the awards are not assumed, the awards shall become fully exercisable in full and all restrictions on such awards shall lapse and the Management Development Committee may provide for such awards to terminate on a date established by the committee.

TERMINATION OR AMENDMENT

      The 2004 Stock Plan shall continue in effect until the earlier of October 22, 2014, its termination by the Board or the issuance of all shares under the plan. The Management Development Committee may at any time discontinue granting awards under the 2004 Stock Plan.

      The Management Development Committee may amend the 2004 Stock Plan, except that no amendment may adversely affect the rights of any participant without his or her consent and no amendment will, without the approval of the shareholders of the Company, materially increase the benefits accruing to participants under the 2004 Stock Plan, increase the number of shares of Common Stock available under the 2004 Stock Plan, change the group of persons eligible to receive awards, permit the repricing of options or stock appreciation rights in a fashion prohibited as described under "Repricing Prohibition" above, or permit the granting of options with exercise prices below fair market value (other than indexed options).

      So long as the Common Stock is listed on NASDAQ, the Company will also be subject to NASDAQ requirements that prohibit the Company from materially amending the 2004 Stock Plan without the approval of shareholders.

FEDERAL INCOME TAX CONSEQUENCES

      The following discussion outlines the current federal income tax consequences of the 2004 Stock Plan. Applicable tax laws and their interpretations are subject to change at any time and application of such laws may vary in individual circumstances. Each participant should rely on his or her own tax counsel for advice regarding federal income tax treatment under the 2004 Stock Plan. State, local and foreign tax consequences are not addressed.

      Incentive Stock Options. A participant who is granted an incentive stock option does not recognize taxable income upon the grant or exercise of the option. However, the difference between the fair market value of the Common Stock received on the date of exercise and the option exercise price is a tax preference item that may subject the participant to alternative minimum tax. A participant generally will receive long-term capital gain or loss treatment on the disposition of shares acquired upon exercise of the option, provided that the disposition occurs more than two years from the date the option is granted, and the participant holds the stock acquired for more than one year. A participant who disposes of shares acquired by exercise prior to the expiration of the forgoing holding periods recognizes ordinary income upon the disposition equal to the difference between the option price and the lesser of the fair market value of the shares on the date of exercise and the disposition price. Any appreciation between the fair market value of the shares on the date of exercise and the disposition price is taxed to the participant as long or short-term capital gain, depending on the length of the holding period. To the extent that the participant recognizes ordinary income, the Company will receive a corresponding tax compensation deduction.

      Nonqualified and Indexed Stock Options. A participant will not recognize income upon the grant of a nonqualified or indexed stock option. Upon exercise, the participant will recognize ordinary income equal to the excess of the fair market value of the Common Stock received on the date of exercise over the price paid for the stock. The Company is entitled to a tax compensation deduction equal to the ordinary income recognized by the participant. Any taxable income recognized by an employee participant in connection with an option exercise is subject to income and employment tax withholding. When the participant disposes of shares acquired by the exercise of an option, any amount received in excess of the fair market value of the shares on the date of exercise will be treated as long or short-term capital, depending upon the holding period.

      Stock Appreciation Rights. A participant will not recognize income upon the grant of a stock appreciation right. Upon exercise, the participant will recognize ordinary income equal to the cash or fair market value of the shares of Common Stock received from the exercise, which will be subject to income and employment tax withholding for an employee participant. The Company will receive a tax compensation deduction equal to the ordinary income recognized by the participant. When the participant disposes of shares acquired by the exercise of a stock appreciation right, any amount received in excess of the fair market value of the shares on the date of exercise will be treated as long or short-term capital gain, depending upon the holding period.

      Restricted Stock and Restricted Stock Units. Generally, a participant who is granted restricted stock or restricted stock units will not be taxed on the grant. However, the participant will recognize ordinary income equal to the fair market value of the shares of Common Stock or cash received when the restrictions lapse, at which time an employee participant also will be subject to income and employment taxes. The Company will receive a compensation tax deduction equal to the ordinary income recognized by the participant. If a participant receives a restricted stock or restricted stock unit award before the restrictions have lapsed, while the award is subject to a "substantial risk of forfeiture," as defined in Section 83(b) of the Code, the participant may elect to accelerate his or her tax obligation by submitting a Code Section 83(b) election within 30 days after the grant date, pursuant to which the participant will be taxed on the fair market value of the award as of the grant date, and the Company will receive a tax compensation deduction as of the grant date equal to the ordinary income recognized by the participant. Upon disposition of any shares received from a restricted stock or restricted stock unit award, any excess over the fair market value of the shares when the restrictions lapsed (or the fair market value of the shares when a Code Section 83(b) election was filed) will be subject to long or short-term capital gain, depending upon the holding period.

      Performance Share Awards. Generally, a participant will not be taxed upon the grant of a performance share award that is subject to restrictions or performance goals. However, the participant will recognize ordinary income equal to the cash or fair market value of the Common Stock, or combination thereof, received when the restrictions or other performance goals have been satisfied, at which time an employee participant also will be subject to income and employment tax withholding. The Company will receive a tax compensation deduction equal to the amount of ordinary income recognized by the participant. A participant who receives a performance share award that is subject to a "substantial risk of forfeiture," as defined in Section 83 of the Code, may elect to accelerate his or her tax obligation by submitting a Code Section 83(b) election within 30 days after the grant date, pursuant to which the participant will be taxed on the fair market value of the award as of the date of grant, and the Company will receive a tax compensation deduction as of the grant date equal to the ordinary income recognized by the participant.

      Deferred Stock Units. Generally, a participant will not be taxed on the grant of a deferred stock unit. When a deferred stock unit ultimately is settled in shares or cash and distributed from the 2004 Stock Plan, a participant will recognize ordinary income in the year of settlement equal to the fair market value of the Common Stock or cash received, and an employee participant will be subject to income and employment tax withholding on such amount at the time of settlement. The Company will receive s tax compensation deduction equal to the ordinary income recognized by the participant. Upon the sale of any shares received, any excess over the fair market value of the shares on the settlement date will taxed to the participant as long or short-term capital gain, depending on the holding period.

      Directors Stock Purchase Rights. A Director who elects to purchase shares of Common Stock under the 2004 Stock Plan using all or a part of his or her cash directors' fees will recognize ordinary income at each quarterly payment date equal to the fair market value of the shares received, which generally will equal the cash directors' fees used to purchase the shares. The Company will receive a tax compensation deduction equal to the ordinary income recognized by the Director. Upon the sale of shares received, any excess over the fair market value of the shares recognized on the original quarterly payment date will be taxed to the Director as long or short-term capital gain, depending on the holding period.

      Code Section 162(m). Code Section 162(m) denies a federal income tax deduction for certain compensation in excess of $1,000,000 per year paid to the Chief Executive Officer and the four other most highly-paid executive officers of a publicly traded corporation. Certain types of compensation, including compensation based on performance targets that are approved in advance by shareholders, are excluded from the deduction limit. Awards of options and stock appreciation rights under the 2004 Stock Plan are intended to be exempt from the deduction limits under Code Section 162(m). At the discretion of the Management Development Committee, restricted stock, restricted stock units and performance share awards may be granted under the 2004 Stock Plan in a manner that exempts them from Code Section 162(m).

NEW INCENTIVE PLAN BENEFITS

      The future benefits or amounts that would be received under the 2004 Stock Plan by executive officers and other employees are discretionary and are therefore not determinable at this time. In addition, the benefits or amounts which would have been received by or allocated to such persons for the last completed fiscal year if the 2004 Stock Plan had been in effect cannot be determined.

                                   PROPOSAL 3
        APPROVAL OF THE AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 3

PROPOSED AMENDMENTS TO THE EMPLOYEE STOCK PURCHASE PLAN

      The Company proposes to amend and restate the Employee Stock Purchase Plan (the "Employee Stock Purchase Plan") to (i) extend the expiration date of the Employee Stock Purchase Plan from May 14, 2005 to May 14, 2015; (ii) increase the total number of shares of Common Stock available for purchase under such plan by 100,000 shares, from 150,000 to 250,000; and (iii) to revise the definition of "Fair Market Value" to provide that if the Common Stock is no longer traded on The NASDAQ or a stock exchange, then Fair Market Value will be determined by reference to bid and asked prices on the OTC Bulletin Board ("Proposed Employee Stock Purchase Plan Amendments").

      The proposed amendments to the Employee Stock Purchase Plan are necessitated by the fact that the Employee Stock Purchase Plan currently expires on May 14, 2005 and there are insufficient shares of Common Stock currently available under the Employee Stock Purchase Plan to meet the Company's future anticipated needs for shares under the plan. If the Employee Stock Purchase Plan is not extended, no further purchases of Common Stock by team members of the Company will be permitted under the Employee Stock Purchase Plan beginning May 15, 2005. The Employee Stock Purchase Plan, which was originally approved by shareholders at the 1995 Annual Meeting of Shareholders, has not been previously amended to add additional shares to the Employee Stock Purchase Plan.

      The Board of Directors believes that the extension of the expiration date of the Employee Stock Purchase Plan for an additional ten years and the increase in shares available under the Employee Stock Purchase Plan will assist the Company in its efforts to encourage increased ownership of the Company's Common Stock by team members of the Company, including its executive officers, thereby aligning team member interests with those of the shareholders. The Board also believes that the Employee Stock Purchase Plan operates as an incentive program by providing eligible team members of the Company with the means to purchase, through payroll deductions, shares of Common Stock at a discount of 15% from market prices. In addition, such purchases are made directly from the Company, thus avoiding brokerage fees and commissions.

      The Employee Stock Purchase Plan was structured to encourage long-term investment by team members in Common Stock by imposing a one-year holding period on Common Stock issued under the Employee Stock Purchase Plan. The Employee Stock Purchase Plan was also structured as a qualified employee stock plan under
Section 423 of the Code. As a result, the most favorable tax treatment is accorded team members who hold Common Stock purchased under the plan for two years from the date of grant.

      In addition, as of October 15, 2004, 61,602 shares are available for future purchases by team members under the Employee Stock Purchase Plan, which the Company does not believe is sufficient to meet the Company's future anticipated needs for shares under the Employee Stock Purchase Plan.

REQUIRED VOTE

      Approval of the Employee Stock Purchase Plan, as amended and restated, requires the affirmative vote of holders of a majority of the shares properly cast on the matter. Abstentions will have the effect of a vote against approval of the Employee Stock Purchase Plan, as amended and restated, and broker non-votes will have no effect.

      PROXIES WILL BE VOTED "FOR" THE APPROVAL OF THE AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN UNLESS OTHERWISE INDICATED ON THE PROXY.

THE EMPLOYEE STOCK PURCHASE PLAN

      The Employee Stock Purchase Plan was adopted by the Board of Directors on May 15, 1995 and approved by the shareholders on June 23, 1995. The Employee Stock Purchase Plan, as amended and restated to reflect the

Proposed Employee Stock Purchase Plan Amendments, was approved by the Board on October 22, 2004. The Employee Stock Purchase Plan, as amended and restated, is being submitted to the shareholders for approval at the Annual Meeting. A copy of the Employee Stock Purchase Plan, as amended and restated, which contains the proposed amendments, will be furnished to any shareholder upon written request to the Secretary of the Company at the executive offices of the Company in Plymouth, Michigan.

      The Employee Stock Purchase Plan is administered by the Management Development Committee. The Employee Stock Purchase Plan, as amended and restated, provides eligible team members of the Company with a means to purchase, through payroll deductions, shares of the Company's Common Stock. The Management Development Committee from time to time may grant to all eligible team members of the Company and its subsidiaries the right to purchase shares of Common Stock at a discount of up to 15% from the Fair Market Value of the Common Stock. For purposes of the Employee Stock Purchase Plan, the Fair Market Value of the Common Stock is defined as the closing price on the NASDAQ on the date of grant. The date of grant is the first day of the Purchase Period (as defined below). As of the close of business on October 15, 2004, the price per share of Common Stock as quoted on the NASDAQ was $6.55.

      Following the designation and announcement by the Management Development Committee of an offering under the Employee Stock Purchase Plan, a team member may elect to participate in the offering by presenting an election form and payroll deduction form specifying the percentage of his or her cash compensation that the Company is authorized to withhold, up to 10% of his or her after-tax base salary (not including overtime or bonus payments). Payroll deductions will be made in installments over a six-month purchase period, unless terminated earlier as a result of an extraordinary corporate event (the "Purchase Period"). The minimum payroll deduction that a participating team member may authorize in any Purchase Period is 1% of his or her after-tax base salary (not including overtime or bonus payments). Team members may not accrue rights to purchase more than $25,000 in Common Stock under the Employee Stock Purchase Plan (and any future plan qualified under Section 423 of the Code) in any calendar year, based upon the fair market value of the Common Stock to be purchased as of the beginning of each Purchase Period. Purchase Periods are from January 1 to June 30 and July 1 to December 31.

      Eligible team members may not sell Common Stock purchased under the Employee Stock Purchase Plan for one year from the exercise date, which is the last day of the Purchase Period. The Management Development Committee may waive this holding period in the event of hardship as determined by such committee in its sole discretion.

      Participants shall acquire whole shares of Common Stock from the Company with all payroll deductions made during the Purchase Period as of the last business day of the Purchase Period. In the event that there are insufficient shares available for purchase under the Employee Stock Purchase Plan at the end of a Purchase Period, the shares available for purchase will be allocated to participants in the same proportion that each such participant's base salary paid by the Company for the Purchase Period bears to the total of such base salaries paid by the Company to all participants during the same period.

      Eligible team members may terminate an election during a Purchase Period at any time by written notice to the Company. Funds withheld prior to withdrawal, but not yet applied to the purchase of Common Stock, may, at the eligible team member's election, be applied to the purchase of Common Stock at the end of the Purchase Period or be paid to the eligible team member. Eligible team members may waive their right to withdraw at any time.

      In the event of changes in the Common Stock due to a stock dividend, stock split, recapitalization, reorganization, merger, consolidation, combination, exchange or other relevant change in the capital structure of the Company, an appropriate adjustment will be made by the Committee in the number of shares and kind of stock or other securities which may be purchased under the Employee Stock Purchase Plan and the price therefore, to the end that the participant's proportionate interests shall be maintained as before the occurrence.

      In the event of a merger or share exchange in which the Company is the surviving corporation, a team member shall be entitled to acquire the number of shares of stock or other securities which such team member would have been entitled to receive if at the time of merger or share exchange such team member had been a holder of record of the number of shares of Common Stock the participant would otherwise acquire at the end of the Purchase Period. In addition, if any person or entity becomes the beneficial owner of more than 50% of the number of shares then issued and outstanding, whether in connection with such merger or share exchange or otherwise, or upon any sale by the Company of all or substantially all of its assets, the Committee may terminate the Purchase Period as of such date, and, if so terminated, each participant shall, immediately prior to such merger, share exchange acquisition or sale of assets, acquire shares to the extent payroll deductions were made prior thereto. If the Company is liquidated or dissolved or is not the surviving corporation in the event of a merger or share exchange (other than merger with a wholly-owned subsidiary of the Company formed for the purpose of changing the Company's corporate domicile), the Purchase Period shall terminate as of the date of the aforementioned event and each participant shall, immediately prior to such dissolution, liquidation, merger or share exchange, acquire shares to the extent payroll deductions were made prior thereto.

      Upon termination of employment of an eligible team member, for any reason including death or disability, all withheld funds not yet applied to purchase Common Stock may, at the eligible team member's election, be applied to the purchase of Common Stock at the end of the Purchase Period or returned to the eligible team member.

ELIGIBLE PARTICIPANTS

      Subject to the limited exceptions described below, all team members of the Company and its subsidiaries (as determined in accordance with Section 423 of the Code with at least six months of service at the Company are eligible to participate in the Employee Stock Purchase Plan. Team members who customarily work 20 hours per week or less or five months a year or less, and team members who own or hold outstanding Common Stock (including all outstanding stock options granted to them, whether or not currently exercisable) totaling 5% or more of the outstanding Common Stock may not participate in the Employee Stock Purchase Plan. In addition, the Company's non-employee directors are not eligible to participate in the Employee Stock Purchase Plan. As of October 15, 2004, there were approximately 216 team members eligible to participate in the Employee Stock Purchase Plan.

AMENDMENT OR TERMINATION

      Unless previously terminated, no Purchase Periods will begin under the Employee Stock Purchase Plan, as amended and restated, after May 14, 2015. The Board may, at any time prior to that date, terminate or discontinue the Employee Stock Purchase Plan, or from time to time alter, amend or modify the Employee Stock Purchase Plan, provided, however, that the Board may not, without the approval of the shareholders of the Company, amend the Employee Stock Purchase Plan in a manner that would disqualify the Employee Stock Purchase Plan under
Section 423 of the Code or Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

FEDERAL INCOME TAX CONSEQUENCES

      The Employee Stock Purchase Plan is not a retirement plan qualified under
Section 401 of the Code, but is intended to be a qualified employee stock purchase plan under Section 423 of the Code. A team member will not recognize taxable income prior to the sale or other disposition of the shares of Common Stock purchased. If the Common Stock has been held by the team member for two years from the date of grant and one year from the date of transfer (the "Holding Period"), upon the sale or other disposition of such Common Stock, the team member will recognize ordinary income in an amount equal to the difference between the purchase price and the lower of (i) the fair market value of the Common Stock on the date of grant or (ii) the disposition price. The team member will recognize capital gain on the amount by which the disposition price exceeds the fair market value of the Common Stock on the date of purchase, if any. If the disposition price is less than the purchase price, the team member will not recognize ordinary income and will have a capital loss in the amount of the difference between the disposition price and the purchase price. If the team member disposes of the shares prior to satisfying the Holding Period requirements, the team member will recognize ordinary income on the difference between the purchase price and the fair market value of the shares on the date of exercise. Any amount received on disposition in excess of the fair market value of the Common Stock on the date of exercise will be taxed to the team member as capital gain. In the event the team member recognizes ordinary income as described above upon the disposition of Common Stock, the Company will receive a corresponding compensation tax deduction.

                               FURTHER INFORMATION

                      EQUITY COMPENSATION PLAN INFORMATION

      The following table gives information about the Company's Common Stock that may be issued upon the exercise of options, warrants and rights under all of the Company's existing equity compensation plans as of June 30, 2004, including the 1992 Stock Option Plan, the Directors Stock Option Plan, the 1998 Global Team Member Stock Option Plan and the Employee Stock Purchase Plan (together, the "Option Plans"):

                                                                                             NUMBER OF SECURITIES
                                             NUMBER OF SECURITIES     WEIGHTED-AVERAGE      REMAINING AVAILABLE FOR
                                               TO BE ISSUED UPON      EXERCISE PRICE OF      FUTURE ISSUANCE UNDER
                                                  EXERCISE OF            OUTSTANDING       EQUITY COMPENSATION PLANS
                                             OUTSTANDING OPTIONS,     OPTIONS, WARRANTS      (EXCLUDING SECURITIES
             PLAN CATEGORY                    WARRANTS AND RIGHTS        AND RIGHTS         REFLECTED IN COLUMN (a))
             -------------                    -------------------        ----------         ------------------------
                                                      (a)                    (b)                      (c)
Equity compensation plans approved by
shareholders:
1992 Plan                                           1,310,363              $  9.63                   310,520
Directors Stock Option Plan                           195,500 (1)            12.75                        -
Employee Stock Purchase Plan                            3,111 (2)             6.19                    61,602
                                                    ---------                                       --------
     Total of equity compensation plans
     approved by shareholders                       1,508,974                10.03                   372,122

Equity compensation plans not approved by
shareholders: 1998 Global Team Member
Stock Option Plan                                     677,019                 3.66                   238,351
                                                    ---------                                        -------
     Total:                                         2,185,993                 8.06                   610,473
                                                    =========                                        =======

(1) Does not include 7,808 shares purchased under the Directors Stock Purchase Plan but not yet issued.

(2) Does not include an undeterminable number of shares subject to a payroll deduction election under the Employee Stock Purchase Plan for the period from July 1, 2004 until December 31, 2004, which will not be issued until January 2005.

1998 GLOBAL TEAM MEMBER STOCK OPTION PLAN

      On February 26, 1998, the Company's Board approved the 1998 Global Team Member Stock Option Plan (the "1998 Plan"), pursuant to which non-qualified stock options may be granted to employees who are not officers or directors or subject to Section 16 of the Exchange Act. The 1998 Plan has been amended by the Board on several occasions thereafter.

      The purpose of the 1998 Plan is to promote the Company's success by linking the personal interests of non-executive employees to those of the Company's shareholders and by providing participants with an incentive for outstanding performance. The 1998 Plan authorizes the granting of non-qualified stock options only. The President of the Company administers the 1998 Plan and has the power to set the terms of any grants under the 1998 Plan. The exercise price of an option may not be less than the fair market value of the underlying stock on the date of grant and no option may have a term of more than ten years. All of the options that are currently outstanding under the 1998 Plan become exercisable ratably over a four-year period beginning at the grant date and expire ten years from the date of grant. If, for any reason, an option lapses, expires or terminates without having been exercised in full, the unpurchased shares covered thereby are again available for grants of options under the 1998 Plan. In addition, if the option is exercised by delivery to the Company of shares previously acquired pursuant to options granted under the 1998 Plan, then shares of Common Stock delivered in payment of the exercise price of an option will again be available for grants of options under the 1998 Plan.

      The exercise price is payable in full in cash at the time of exercise; or in shares of Common Stock, (but generally, only if such shares have been owned for at least six months or, if they have not been owned by the optionee for at least six months, the optionee then owns, and has owned for at least six months, at least an equal number of shares of Common Stock as the option shares being delivered); or the exercise price may be paid by delivery to the Company of a properly executed exercise notice, together with irrevocable instructions to the participant's broker to deliver to the Company sufficient cash to pay the exercise price and any applicable income and employment withholding taxes, in accordance with a written agreement between the Company and the brokerage firm ("cashless exercise" procedure).

      Generally, if the employment by the Company of any optionee who is an employee terminates for any reason, other than by death or total and permanent disability, any option which the optionee is entitled to exercise on the date of employment termination may be exercised by the optionee at any time on or before the earlier of the expiration date of the option or three months after the date of employment termination, but only to the extent of the accrued right to purchase at the date of such termination. In addition, the President of the Company has the discretionary power to extend the date to exercise beyond three months after the date of employment termination. If the employment of any optionee who is an employee is terminated because of total and permanent disability, the option may be exercised by the optionee at any time on or before the earlier of the expiration date of the option or one year after the date of termination of employment, but only to the extent of the accrued right to purchase at the date of such termination. If any optionee dies while employed by the Company and, if at the date of death, the optionee is entitled to exercise an option, such option may be exercised by any person who acquires the option by bequest or inheritance or by reason of the death of the optionee, or by the executor or administrator of the estate of the optionee, at any time before the earlier of the expiration date of the option or one year after the date of death of the optionee, but only to the extent of the accrued right to purchase at the date of death.

      The 1998 Plan provides for acceleration of vesting of awards in the event of a change of control of the Company. See "Further Information - Compensation of Directors and Executive Officers - Termination of Employment and Change of Control Arrangements" for a definition of change of control. The 1998 Plan will terminate automatically on February 25, 2008. However, the Board may amend or terminate the 1998 Plan at any time without shareholder approval, but no amendment or termination of the 1998 Plan or any award agreement may adversely affect any award previously granted under the 1998 Plan without the consent of the participant. The NASDAQ listing requirements prohibit the Company from amending the 1998 Plan to add additional shares of Common Stock without shareholder approval.

                               EXECUTIVE OFFICERS

     The officers listed below were appointed by the Board of Directors and serve in the capacities indicated. Executive officers are normally appointed annually by the Board of Directors and serve at the pleasure of the Board.

          NAME AND AGE          POSITION AND PRINCIPAL OCCUPATIONS
          ------------          ----------------------------------
Alfred A. Pease, 58........  President and Chief Executive Officer since February
                             1996. Mr. Pease's business experience is described
                             under "Proposal 1-- Election of Directors."

Wilfred J. Corriveau, 51 ..  Mr. Corriveau has been Senior Vice President - Global
                             Automotive Business of the Company since September
                             2000. Prior to that, he was, from February 1996 to September 2000, the Director of the Global
                             Automotive Business of Rockwell Automation whose principal business is the manufacture of automation systems and services.

John J. Garber, 62.........  Mr. Garber has been Vice President - Finance and
                             Chief Financial Officer of the Company since
                             February 1999. Prior to that, he was, from
                             September 1991 to February 1999, the Chief
                             Financial Officer of Newcor, Inc., whose principal
                             business is the precision machining of components
                             for the automotive, medium and heavy duty truck and
                             agricultural industries.

Harry T. Rittenour, 58.....  Mr. Rittenour has been Senior Vice President - Product
                             Production and Quality since May 2001. Prior to
                             that, he was Senior Vice President - Industrial
                             Businesses Segment from May 2000 until May 2001 and
                             Vice President - Quality Assurance from January
                             1997 until May 2000.

             SHARE OWNERSHIP OF MANAGEMENT AND CERTAIN SHAREHOLDERS

PRINCIPAL SHAREHOLDERS

      The following table sets forth information with respect to beneficial ownership of the Common Stock by each person known by management of the Company to be the beneficial owner of more than five percent of its outstanding Common Stock. The number of shares reported is as of the dates indicated in the footnotes below. The percentage of class is based on 8,747,200 shares of Common Stock outstanding on October 15, 2004. The information as to each person has been furnished by such person and, except as where otherwise indicated, each person has sole voting power and sole investment power with respect to all shares beneficially owned by such person.

                          NAME AND ADDRESS                                AMOUNT AND NATURE OF         PERCENT
                         OF BENEFICIAL OWNER                              BENEFICIAL OWNERSHIP         OF CLASS
                         -------------------                              --------------------         --------
Dimensional Fund Advisors Inc.
  1299 Ocean Avenue, 11th Floor
  Santa Monica, California 90401.........................................       600,886(1)               6.87
FMR Corp.,  Fidelity  Management  & Research  Company,  Fidelity  Low
Priced Stock Fund, Edward C. Johnson 3d and Abigail P. Johnson
  82 Devonshire Street
  Boston, Massachusetts 02109............................................       857,723(2)               9.81
Alfred A. Pease
  47827 Halyard Drive
  Plymouth, Michigan 48170...............................................       547,553(3)               5.95
Royce & Associates, Inc.,
  1414 Avenue of the Americas
  New York, New York 10019...............................................       546,300(4)               6.25

------------
(1) Based upon its statement on Schedule 13G dated and filed with the SEC on February 6, 2004, Dimensional Fund Advisors Inc. has sole power to vote and dispose of 600,886 shares of Common Stock. Further, based upon its statement on Schedule 13G, the shares of Common Stock are beneficially owned by investment companies, trusts and accounts which are advised by Dimensional Fund Advisors Inc. and none of which own more than 5% of the shares of Common Stock. Dimensional Fund Advisors Inc. disclaims beneficial ownership of such shares of Common Stock.

(2) Based upon its statement on Schedule 13G dated February 16, 2004 and filed with the SEC on February 17, 2004, Fidelity Management & Research Company ("Fidelity"), a wholly-owned subsidiary of FMR Corp. and an investment adviser, is the beneficial owner of 857,723 shares of Common Stock as a result of acting as an investment adviser to various investment companies. Further, based upon its statement on Schedule 13G, the shares of Common Stock are owned by one investment company, Fidelity Low Priced Stock Fund. Edward C. Johnson 3d, FMR Corp., through its control of Fidelity, and the Fidelity Low Priced Stock Fund each has sole power to dispose of the 857,723 shares of Common Stock. Neither FMR Corp. nor Edward C. Johnson 3d, Chairman of FMR Corp., has the sole power to vote or direct the voting of the shares owned directly by the Fidelity Low Priced Stock Fund, which power resides with the Fund's Board of Trustees. Fidelity carries out the voting of the shares of Common Stock under written guidelines established by the Fund's Board of Trustees. Edward C. Johnson 3d and Abigail P. Johnson each own in excess of 10% of the aggregate outstanding voting stock of FMR Corp.

(3) Includes options to purchase 455,034 shares of Common Stock, which are presently exercisable or which are exercisable within 60 days of October 15, 2004.

(4) Based upon its statement on Schedule 13G dated and filed with the SEC on February 5, 2004, Royce & Associates, Inc. ("Royce") has sole power to vote and dispose of 546,300 shares of Common Stock.

BENEFICIAL OWNERSHIP BY DIRECTORS AND EXECUTIVE OFFICERS

      The following table sets forth information with respect to beneficial ownership of the Common Stock by each of the directors and director nominees, the persons named in the Summary Compensation Table and by all directors and executive officers as a group as of October 15, 2004, unless otherwise indicated. The information as to each person has been furnished by such person and, except as where otherwise indicated, each person has sole voting power and sole investment power with respect to all shares beneficially owned by such person.

                                                                AMOUNT AND NATURE
                    NAME OF BENEFICIAL OWNER (1)             OF BENEFICIAL OWNERSHIP          PERCENT OF CLASS
                    ----------------------------             -----------------------          ----------------
David J. Beattie (2)(3)..............................                 23,600                         *
Kenneth R. Dabrowski (2)(4)..........................                 67,553                         *
Philip J. DeCocco (2)(5).............................                 63,944                         *
W. Richard Marz (2)(6)...............................                 42,985                         *
Robert S. Oswald (2)(7)..............................                 78,591                         *
Alfred A. Pease (2)(8)...............................                547,553                        5.95%
James A. Ratigan (2)(9)..............................                 15,000                         *
Terryll R. Smith (2)(10).............................                 21,000                         *
Wilfred J. Corriveau (11)............................                111,590                        1.27%
John J. Garber (12)..................................                 81,206                         *
Harry T. Rittenour (13)..............................                 95,450                        1.08%
Directors and executive officers as a group
     (11 persons)(14)................................              1,148,472                       12.00%

-----------

* Less than 1% of class

(1) To the best of the Company's knowledge, based on information reported by such directors and officers or contained in the Company's shareholder records.

(2)   Serves as a member of the Board of Directors of the Company.

(3) Includes options to purchase 22,500 shares of Common Stock, which are presently exercisable or which are exercisable within 60 days of October 15, 2004.

(4) Includes options to purchase 24,000 shares of Common Stock, which are presently exercisable or which are exercisable within 60 days of October 15, 2004.

(5) Includes options to purchase 37,000 shares of Common Stock, which are presently exercisable or which are exercisable within 60 days of October 15, 2004.

(6) Includes options to purchase 21,000 shares of Common Stock, which are presently exercisable or which are exercisable within 60 days of October 15, 2004.

(7) Includes options to purchase 31,000 shares of Common Stock, which are presently exercisable or which are exercisable within 60 days of October 15, 2004.

(8) Includes options to purchase 455,034 shares of Common Stock, which are presently exercisable or which are exercisable within 60 days of October 15, 2004.

(9) Represents options to purchase 15,000 shares of Common Stock, which are presently exercisable or which are exercisable within 60 days of October 15, 2004.

(10) Represents options to purchase 21,000 shares of Common Stock, which are presently exercisable or which are exercisable within 60 days of October 15, 2004.

(11) Includes options to purchase 45,000 shares of Common Stock, which are presently exercisable or which are exercisable within 60 days of October 15, 2004.

(12) Includes options to purchase 56,750 shares of Common Stock, which are presently exercisable or which are exercisable within 60 days of October 15, 2004.

(13) Includes options to purchase 95,250 shares of Common Stock, which are presently exercisable or which are exercisable within 60 days of October 15, 2004.

(14) Includes options to purchase 823,534 shares of Common Stock, which are presently exercisable or which are exercisable within 60 days of October 15, 2004.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Under the securities laws of the United States, the Company's directors, its executive (and certain other) officers, and any persons holding more than ten percent of the Common Stock are required to report their ownership of the Common Stock and any changes in that ownership to the SEC. Directors, officers and greater than ten percent shareholders are required by the SEC to furnish the Company with copies of all Section 16(a) reports they file. Specific due dates for these reports have been established and the Company is required to report in this proxy statement any failure to file by these dates during the Company's last fiscal year. To the Company's knowledge, all of these filing requirements were satisfied during the Company's last fiscal year by the Company's officers, directors and ten percent shareholders, except to the extent previously reported in a Company proxy statement. In making this statement, the Company has relied solely on the written representations of its directors, officers and ten percent shareholders and copies of the reports that have been filed with the SEC.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

DIRECTORS

      All of the members of the Board of Directors who are not employed by the Company (the "Eligible Directors") will receive an annual retainer of $20,000, paid quarterly in the amount of $5,000. All Eligible Directors receive $1,250 for each Board meeting attended. In addition, directors are reimbursed for their out-of-pocket expenses incurred in attending Board and committee meetings. Directors are also eligible to participate in the Company's 1992 Stock Option Plan (the "1992 Plan") and will be eligible to participate in the 2004 Stock Plan if Proposal 2 is adopted by the shareholders.

      All Eligible Directors participate in the Directors Stock Option Plan (the "Directors Plan"). If the 2004 Stock Plan is approved by shareholders, the Board of Directors intends to terminate the Directors Plan as to future grants so that the shares currently available for grants or purchases under the plan, if any, would no longer be available. Any Eligible Director who is first elected or appointed after February 9, 1995 will receive an Option to purchase 15,000 shares of Common Stock on the date of his or her election or appointment ("Initial Option"). In addition, each Eligible Director who has been a director for six months before the date of each Annual Meeting of Shareholders held during the term of the Directors Plan automatically will be granted, as of the date of such Annual Meeting, an option to purchase an additional 3,000 shares of Common Stock (an "Annual Option"). The Directors Plan expires on February 9, 2005. The exercise price of options granted under the Directors Plan is determined by using the average of the closing sales price of the Common Stock on the NASDAQ for the last five (5) consecutive trading days on the NASDAQ immediately preceding the date of grant. Each option granted under the Directors Plan as an Initial Option becomes exercisable in full on the first anniversary of the date of grant. Options granted as Annual Options become exercisable in three annual increments of 33?% of the shares subject to the option. The exercisability of such options is accelerated in the event of the occurrence of certain changes in control of the Company. All options granted under the Plan are exercisable for a period of ten years from the date of grant, unless earlier terminated due to the termination of the Eligible Director's service as a director of the Company.

      The Directors Plan also permits Eligible Directors to purchase shares of Common Stock through the Directors Plan in exchange for all or a portion of the cash fees payable to them for serving as a director of the Company ("Directors Stock Purchase Rights Option"). By December 31 of each year, a director must make his or her election to purchase shares of Common Stock in exchange for all or a portion of a director's fees payable from December 1 of that year to December 1 of the next year.

      Directors fees are payable in cash on March 1, June 1, September 1 and December 1 of each year. On each of these dates, the Company will determine the number of shares of Common Stock each Director who has elected to participate in the Directors Stock Purchase Rights Option has earned on that date. This determination will be made by dividing all director's fees payable on each of those dates which the Director has elected to exchange for Common Stock, by the fair market value of the Common Stock on that date. Any portion of the director's fees payable on each of those dates which the Director has not elected to receive in Common Stock will be paid to the Director in cash. The fair market value of the Common Stock will be determined by using the average of the closing sales price of the Common Stock on the NASDAQ for the five consecutive trading days immediately preceding the date of determination. The Company will issue share certificates for all shares of Common Stock purchased in a calendar year by December 15th of such year unless a director requests by written notice to the Company to receive his or her share certificate at any time during the year.

EXECUTIVE OFFICERS

SUMMARY COMPENSATION TABLE

      The following table sets forth certain information as to compensation paid by the Company for services rendered in all capacities to the Company and its subsidiaries during the fiscal years June 30, 2004, June 30, 2003 and June 30, 2002 to (i) the Company's Chief Executive Officer and (ii) the Company's executive officers at June 30, 2004 (other than the Chief Executive Officer) whose aggregate annual salary and bonus exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                                                LONG-TERM
                                                                                               COMPENSATION
                                                     ANNUAL COMPENSATION                          AWARDS
                                   -------------------------------------------------------        ------
          NAME AND                                                        OTHER ANNUAL                             ALL OTHER
     PRINCIPAL POSITION            YEAR     SALARY ($)    BONUS ($)    COMPENSATION ($)(1)     OPTIONS (#)      COMPENSATION ($)
     ------------------            ----     ----------    ---------    -------------------     -----------      ----------------
Alfred A. Pease, President,        2004      292,250      182,493             0                 100,000           14,752(2)
Chief Executive Officer and        2003      277,500      178,463             0                  50,000           13,142(3)
Chairman of the Board...........   2002      260,000            0             0                 120,000            3,723(4)

Wilfred J. Corriveau,              2004      208,500      118,294             0                  30,000            9,718(2)
Senior Vice President Global       2003      195,750      133,255(5)          0                  25,000            8,720(3)
Automotive  Business (5)........   2002      180,000       20,000(5)          0                  25,000            2,718(4)

John J. Garber, Vice               2004      179,500      104,553             0                  20,000            9,693(2)
President Finance and Chief        2003      173,875      104,446             0                  15,000            8,693(3)
Financial Officer...............   2002      166,000            0             0                  15,000            2,193(4)

Harry T. Rittenour,                2004      161,000       92,007             0                  30,000            2,833(2)
Senior Vice President              2003      152,250       88,087             0                  25,000            2,383(3)
Product Production and Quality..   2002      140,000            0             0                  18,000            1,183(4)

--------------
(1) Perquisites and other personal benefits were provided to all of the persons named in the Summary Compensation Table. Disclosure of such amounts is not required because such amounts were less than 10% of the total annual salary and bonuses reported for each of the respective individuals for each period presented.

(2) "All Other Compensation" is comprised of (i) contributions made by the Company to the accounts of the named executive officers under the Company's 401(k) Plan with respect to the fiscal year ended June 30, 2004 as follows: Mr. Pease $8,000; Mr. Corriveau $7,000; Mr. Garber $7,500; and Mr. Rittenour $1,650; and (ii) the dollar value of any life insurance premiums paid by the Company in the fiscal year ended June 30, 2004 with respect to term life insurance for the benefit of the named executives as follows: Mr. Pease $6,752; Mr. Corriveau $2,718; Mr. Garber $2,193; and Mr. Rittenour $1,183.

(3) "All Other Compensation" is comprised of (i) contributions made by the Company to the accounts of the named executive officers under the Company's 401(k) Plan with respect to the fiscal year ended June 30, 2003 as follows: Mr. Pease $7,500; Mr. Corriveau $6,002; Mr. Garber $6,500; and Mr. Rittenour $1,200; and (ii) the dollar value of any life insurance premiums paid by the Company in the fiscal year ended June 30, 2003 with respect to term life insurance for the benefit of the named executives as follows: Mr. Pease $5,642; Mr. Corriveau $2,718; Mr. Garber $2,193; and Mr. Rittenour $1,183.

(4) "All Other Compensation" consists of the dollar value of any life insurance premiums paid by the Company in the fiscal year ended June 30, 2002 with respect to term life insurance for the benefit of the named executives. The Company made no contributions to the accounts of the named executive officers under the Company's 401(k) Plan during the fiscal year ended June 30, 2002.

(5) Mr. Corriveau's bonus amount includes $20,000 that represents the last installment on a $60,000 signing bonus that was payable $20,000 at hire date and $20,000 at each of the next two employment anniversary dates when he became Senior Vice President -- Global Automotive Business in August 2000.

GRANTS OF OPTIONS

      The following tables set forth certain information concerning individual grants of stock options to each of the persons named in the Summary Compensation Table made during the fiscal year ended June 30, 2004. All grants described in the following tables were made under the Company's 1992 Stock Option Plan and contain the

Option Acceleration Provision (as defined under "Further Information -- Compensation of Directors and Officers -- Executive Officers -- Termination of Employment and Change of Control Arrangements").

                        OPTION GRANTS IN LAST FISCAL YEAR

                                                                                                    POTENTIAL REALIZABLE
                                          INDIVIDUAL GRANTS                                           VALUE AT ASSUMED
                             ---------------------------------------                                ANNUAL RATES OF STOCK
                                  NUMBER OF         PERCENT OF TOTAL                                PRICE APPRECIATION FOR
                                  SECURITIES       OPTIONS GRANTED TO   EXERCISE OR                     OPTION TERM (3)
                              UNDERLYING OPTION       EMPLOYEES IN      BASE PRICE   EXPIRATION     -----------------------
        NAME                      GRANTED (#)        FISCAL YEAR (1)      ($/SH)      DATE (2)       5%($)          10%($)
        ----                      -----------        ---------------      ------      --------       -----          ------
Alfred A. Pease.........         100,000(4)              25.60             6.50       9/1/13         408,640      1,035,492
Wilfred J. Corriveau              30,000(5)               7.68             6.50       9/1/13         122,593        310,651
John J. Garber..........          20,000(6)               5.12             6.50       9/1/13          81,728        207,098
Harry T. Rittenour......          30,000(7)               7.68             6.50       9/1/13         122,592        310,648

----------
(1) Options to purchase a total of 390,600 shares of Common Stock were granted to team members in the fiscal year ended June 30, 2004.

(2) Options expire on the date indicated, or, if earlier, one year after the optionee's death or permanent disability or three months after the optionee's termination of employment.

(3) Represents the value of such options at the end of its ten year term (without discounting to present value) assuming the market prices of the Common Stock appreciates from the grant date at an annually compounded rate of 5% or 10%. These amounts represent rates of appreciation only. Actual gains, if any, will be dependent on overall market conditions and on the future performance of the Common Stock. There can be no assurance that the amounts reflected in this table will be achieved.

(4) Consists of 77,686 nonqualified options and 22,314 incentive stock options. Nonqualified options become exercisable in two annual installments of 25,000 shares of Common Stock beginning on September 2, 2004, one installment of 18,070 shares of Common Stock on September 2, 2006 and one installment of 9,616 shares of Common Stock beginning on September 2, 2007. The Incentive Stock Options become exercisable in one installment of 6,930 shares of Common Stock on September 2, 2006 and one installment of 15,384 shares of Common Stock on September 2, 2007.

(5) Consists of 750 shares of nonqualified options and 29,250 incentive stock options. Nonqualified options become exercisable in one installment of 750 shares of Common Stock on September 2, 2004. The Incentive Stock Options become exercisable in one installment of 6,750 shares of Common Stock on September 2, 2004 and three annual installments of 7,500 shares of Common Stock beginning September 2, 2005.

(6) Consists of 20,000 incentive stock options. The Incentive Stock Options become exercisable in four annual installments of 5,000 shares of Common Stock beginning September 2, 2004.

(7) Consists of 30,000 incentive stock options. The Incentive Stock Options become exercisable in four annual installments of 7,500 shares of Common Stock beginning September 2, 2004.

EXERCISE AND VALUE OF OPTIONS

      The following tables set forth certain information concerning exercises of stock options during the fiscal year ended June 30, 2004 by each of the persons named in the Summary Compensation Table and the number of and the value of unexercised stock options held by such persons as of June 30, 2004 on an aggregated basis.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

                                                                       NUMBER OF
                                                                 SECURITIES UNDERLYING          VALUE OF UNEXERCISED
                                                                UNEXERCISED OPTIONS AT         IN-THE-MONEY OPTIONS AT
                              SHARES                               FISCAL YEAR-END (#)          FISCAL YEAR-END ($)(1)
                            ACQUIRED ON          VALUE         ---------------------------   -----------------------------
        NAME               EXERCISE (#)      REALIZED ($)(2)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE     UNEXERCISABLE
        ----               ------------      ---------------   -----------   -------------   -----------     -------------
Alfred A. Pease........      47,466             296,663           417,534       235,000         886,965         835,825
Wilfred J. Corriveau...      25,000             130,563            25,000        73,750          98,750         247,738
John J. Garber.........           0                   0            50,000        41,250         138,350         134,188
Harry T. Rittenour.....       9,500              64,790            81,500        64,000         207,108         212,693

----------
(1) Represents the total gain which would have been realized if all such options had been exercised on June 30, 2004.

(2) Represents the fair market value of the shares of Common Stock relating to exercised options, as of the date of exercise, less the exercise price of such options.

EMPLOYMENT AGREEMENTS, TERMINATION OF EMPLOYMENT AND CHANGE OF CONTROL ARRANGEMENTS

      Mr. Pease serves in his present capacity pursuant to the terms of an employment agreement. Mr. Pease's agreement provides for an annual base salary, subject to increase at the discretion of the Management Development Committee, reimbursement of reasonable monthly club dues, benefits comparable to the Company's other executive officers, including life, disability and health insurance and the use of a Company leased automobile and an annual performance bonus target level of 60% of his base salary. In the event Mr. Pease's employment is terminated without cause, his salary and benefits will continue for twelve months and he will earn a pro rata portion of any bonus that would have been earned in the year of the termination.

      In the event Mr. Corriveau's employment is terminated without cause, his salary and benefits will continue for six months and he will earn a pro rata portion of any bonus that would have been earned in the year of the termination.

      Agreements relating to stock options granted under the 1992 Plan to each of the executive officers named in the Summary Compensation Table, as well as certain other officers of the Company, also provide that such options become immediately exercisable in the event that the optionee's employment is terminated without cause, or there is a diminishment of the optionee's responsibilities, following a Change of Control of the Company or, if, in the event of a Change of Control, such options are not assumed by the person surviving the Change of Control or purchasing the assets in the Change of Control. A "Change of Control" is generally defined as a merger of the Company in which the Company is not the survivor, certain share exchange transactions, the sale or transfer of all or substantially all of the assets of the Company, or any person or group of persons (as defined by Section 13(d) of the Exchange
Act) acquires more than 50% of the Common Stock ("Option Acceleration
Provision").

MANAGEMENT DEVELOPMENT, COMPENSATION AND STOCK OPTION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      The Management Development, Compensation and Stock Option Committee of the Board of Directors ("Management Development Committee") currently consists of Messrs. Beattie and DeCocco. Mr. Ratigan served on the Management Development Committee from December 2003 to October 2004. During fiscal year 2004, no member of the Management Development Committee served as an officer or employee of the Company or any of its subsidiaries nor had any member of the Management Development Committee formerly served as an officer of the Company or any of its subsidiaries, other than Mr. Ratigan, who served as an officer of the Company from December 1993 to June 1996. See "Proposal 1 - Election of Directors". During fiscal year 2004, none of the executive officers of the Company served on the board of directors or on the compensation committee of any other entity, any of whose executive officers served either on the Board of Directors or on the Management Development Committee of the Company.

                      REPORT OF THE MANAGEMENT DEVELOPMENT,
                     COMPENSATION AND STOCK OPTION COMMITTEE

      The Management Development Committee is responsible for the planning, review and administration of the Company's executive compensation program and the Company's stock-based executive compensation programs, including the 1992 Stock Option Plan. During the fiscal year ended June 30, 2004, all members of this Committee were non-employee directors of the Company.

      The Company's objective is to provide a superior return to its shareholders. To support this objective, the Company believes it must attract, retain and motivate top quality executive talent. The Company's executive compensation program is a critical tool in this process.

      The Company's executive compensation program has been designed to link executive compensation to Company performance through at-risk compensation opportunities, providing significant reward to executives who contribute to the Company's success. The Company's executive compensation program consists of base salary, annual cash profit sharing incentive opportunities and long-term incentives represented by stock options. Further, the Company believes that stock option grants to team members, in addition to providing an incentive for their continued employment, more closely align their interests with those of the Company and its shareholders.

      The base salary, annual cash profit sharing incentive opportunity, stock option and other compensation terms of new executive officers are established based upon each executive's qualifications, position and level of responsibility as compared with the Company's other executives.

BASE SALARY

      The Management Development Committee recognizes the importance of a competitive compensation structure in retaining and attracting valuable senior executives. Executive salary levels are reviewed and established annually. The salaries received by the Company's executives generally reflect their levels of responsibility, the profitability of the Company and other factors, such as assessments of individual performance.

      Because of the Company's significantly improved financial performance in fiscal year 2003, the Management Development Committee increased the base salary of Alfred A. Pease, Chairman of the Board, President and Chief Executive Officer of the Company, by $14,000, or 5.0% calculated on an annualized basis, in the first quarter of fiscal year 2004.

      In fiscal year 2004, the Management Development Committee approved annualized increases in the base salaries of the Company's other executive officers of between 3.7% and 6.1%. The increases took affect at various times in fiscal year 2004. The Management Development Committee approved the increases in recognition of the Company's significantly improved financial performance during fiscal year 2003 and continued strong performance in fiscal year 2004. The size of the percentage increases were determined based on the Committee's evaluation of the contributions made by each of the executive officers to improving the Company's operating performance.

ANNUAL PROFIT SHARING

      The Company's executive officers are eligible for annual cash profit sharing incentive opportunities. Generally, at the beginning of each year, the Management Development Committee develops a profit sharing plan applicable to all executives of the Company, including the Chief Executive Officer of the Company.

      For fiscal year 2004, the Management Development Committee adopted the Fiscal Year 2004 Profit Sharing Plan, which applied to all team members of the Company, including Mr. Pease and the other executive officers.

      Initially, the Fiscal Year 2004 Profit Sharing Plan provided that the Company would make matching contributions to the Company's Employees' 401(k) Plan ("401(k) Plan") and a profit sharing payout only if the Company achieved earnings per share ("EPS") in excess of the Fiscal Year 2004 Profit Plan established by the Board. For performance in excess of that level, a portion of each dollar of Company pre-tax earnings above progressive earnings share targets would be added to the 401(k) Plan match/profit sharing pool. One half of the pool was to be used to match any 401(k) Plan contributions made by team members, up to 50% of their contributions, and the remainder to be used to fund the profit sharing pool.

      In December 2003, the Management Development Committee (i) revised the Fiscal Year 2004 Profit Sharing Plan to eliminate the 401(k) match portion of the plan, (ii) restored the Company's historical practice of matching 50% of the team members contributions to the 401(k) Plan, and (iii) reset the EPS targets for the Fiscal Year 2004 Profit Sharing Plan to reflect the anticipated cost of those matching contributions. The Management Development Committee took these actions because of the negative impact discontinuation of the matching contribution in May 2001 had placed on the Company's efforts to retain and recruit team members. In addition, the full amount of the matching contribution had been earned in fiscal year 2003 under a plan similar to the Fiscal Year 2004 Profit

Sharing Plan and the full amount of the matching contribution provided under the 2004 Fiscal Year Profit Sharing Plan was likely to be earned in fiscal year 2004 because of the Company's year-to-date performance.

      The actual profit sharing pool earned under the Fiscal Year 2004 Profit Sharing Plan was divided among team members in relation to their profit sharing potential for the year. Each team member's profit sharing potential for the year was stated as a percentage of their base salary. The level was 60% for Mr. Pease and 55% for the other executive officers.

      During fiscal year 2004, the profit sharing pool earned under the Fiscal Year 2004 Profit Sharing Plan was 108.6% of the team members' aggregate potential payout. Mr. Pease received a profit sharing payment of 65.2% of his base salary level as of June 30, 2003 and the other executive officers received profit sharing payments of 59.7% of their base salary level as of June 30, 2003.

      No discretionary bonuses were paid to Mr. Pease or the other executive officers in fiscal year 2004.

STOCK OPTIONS

      Stock option grants have historically been utilized by the Company as part of its compensation program for all levels of team members, including the Company's executives. The Company's stock option program permits team members to buy a specific number of shares of Common Stock in the future, at the fair market value of such shares on the date the option is granted. Since stock options gain value only if the price of the Common Stock increases above the option exercise price, this use of stock option grants reflects the Company's philosophy of linking compensation to performance. In addition, the Committee believes that stock option grants to team members help to provide an incentive for their continued employment and otherwise more closely align their interests with those of the Company and its shareholders. The Company also utilizes stock options as part of its standard compensation package developed to attract highly qualified candidates to the Company.

      Mr. Pease was granted options under the 1992 Stock Option Plan to purchase 100,000 shares of Common Stock in fiscal year 2004. The grant reflected the Management Development Committee's evaluation of Mr. Pease's performance in fiscal year 2003. The Management Development Committee noted in particular the dramatic improvement in the Company's financial performance during the year. The Company's net sales increased by 24% during fiscal year 2003 as compared to fiscal year 2002 and basic earnings per share from continuing operations increased from $0.11 per share in fiscal year 2002 to $0.43 per share in fiscal year 2003. In fiscal year 2003, Mr. Pease lead the team that implemented the business plan that returned the Company to sustained profitability and provided the Company with the opportunity for continued future growth. The Committee also believed that an additional option grant at the 100,000 share level was appropriate to more closely align the interests of Mr. Pease with those of the Company and its shareholders.

      In fiscal year 2004, the Management Development Committee also granted options to purchase shares of Common Stock under the 1992 Stock Option Plan to the other executive officers of the Company. The Company's executive officers each received grants of options to purchase between 20,000 and 30,000 shares of Common Stock. The grants reflected the significant improvements in the Company's financial performance and operations during fiscal year 2003. The size of the grants was made based on the Committee's evaluation of the contributions made by each of the executive officers to improving the Company's operating performance.

      Options granted to Mr. Pease and the other executive officers in fiscal year 2004 become exercisable in four equal annual installments, beginning one year from their date of grant, at an exercise price equal to the fair market value of the Common Stock on the date of the grant, which was $6.50.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

      The Board of Directors of the Company has reviewed the provisions of the Internal Revenue Code and related regulations of the Internal Revenue Service which restrict deductibility of executive compensation paid to the chief executive officer and any of the four most highly compensated executive officers at the end of the fiscal year to the extent such compensation exceeds $1,000,000 in any year.

      The Board of Directors of the Company has established certain restrictions on the granting of options under the Company's 1992 Stock Option Plan so that compensation realized in connection with the exercise of options granted under such plan would be exempt from the restrictions on deductibility described above. The 1992 Stock Option Plan restricts to 200,000 the number of shares of Common Stock that may be subject to options granted to any salaried employee in any fiscal year. It is important to note that while this restriction allows the Management Development Committee continuing discretion in establishing executive officer compensation, it does limit such discretion by restricting the size of option awards which the Management Development Committee may grant to any single individual. The permitted size of the option award to a single individual was established based on the Committee's determination of the maximum number of option shares which would be required to be granted in any fiscal year to retain or attract a chief executive officer of the Company.

      The Board of Directors does not believe that other components of the Company's compensation program are likely to result in payments to any executive officer in any year which would be subject to the restriction on deductibility, and therefore concluded that no further action with respect to qualifying such compensation for deductibility was necessary at this time. The Board of Directors will continue to evaluate the advisability of qualifying future executive compensation programs for deductibility under the Internal Revenue Code.

MANAGEMENT DEVELOPMENT,                            Philip J. DeCocco, Chairman
COMPENSATION AND STOCK OPTION                      David J. Beattie
COMMITTEE

                          STOCK PRICE PERFORMANCE GRAPH

      Set forth below is a graph comparing the cumulative total shareholder return on the Common Stock from June 30, 1999, through June 30, 2004 with an index consisting of returns from a peer group of companies, consisting of Cognex Corp., Cyberoptics Corporation, Integral Vision, Inc. (formerly Medar, Inc.), PPT Vision, Inc. (formerly Pattern Processing Technology) and Robotic Vision Systems Inc. (the "Peer Group Index") and The Nasdaq Stock Market Composite Index (the "Nasdaq Composite Index"). The returns of each company in the Peer Group Index have been weighted according to their respective stock market capitalization. The graph assumes that the value of the investment in the Company's Common Stock, the Peer Group Index and the Nasdaq Composite Index was $100 on June 30, 1999 and that all dividends were reinvested.

                   COMPARISON OF CUMULATIVE TOTAL RETURN AMONG
        PERCEPTRON, INC., THE PEER GROUP AND THE NASDAQ COMPOSITE INDEX

                              [PERFORMANCE GRAPH]

                                     CUMULATIVE TOTAL RETURN
                                     -----------------------
                       6/30/99   6/30/00  6/30/01   6/30/02  6/30/03   6/30/04
                       -------   -------  -------   -------  -------  ------
Perceptron, Inc.        100        75       30       34      132      156
Peer Group              100       197       98       59       61      114
NASDAQ Composite        100       148       81       55       61       78

      The graph displayed above is presented in accordance with applicable legal requirements. Shareholders are cautioned against drawing any conclusions from the data contained in the graph, as past results are not necessarily indicative of future performance. The graph in no way reflects the Company's forecast of future financial performance.

                             INDEPENDENT ACCOUNTANTS

GENERAL

      The accounting firm of Grant Thornton LLP ("Grant Thornton") has been appointed by the Audit Committee to audit the consolidated financial statements for the Company for the fiscal year ended June 30, 2005. Grant Thornton has served as the Company's independent accountants since March 8, 2002. Representatives of Grant Thornton are expected to be at the Annual Meeting and to be available to respond to appropriate questions. Such representatives will have the opportunity to make a statement at such meeting if they desire to do so.

POLICY FOR PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

      The Audit Committee has adopted a policy regarding audit and non-audit services that may be provided by the Company's independent accountants. The policy sets forth the procedures and conditions pursuant to which services proposed to be performed by the independent accountants may be pre-approved. The policy provides that the Audit Committee will consider whether services to be performed by the independent accountant are consistent with the SEC's rules on auditor independence. In particular, the policy expressly names all services the independent accountant may not perform and requires the Audit Committee to consider whether the independent auditor is the best positioned to provide the most effective and efficient service.

      The policy provides that the Audit Committee will review and pre-approve annually, and periodically thereafter as required, the services proposed to be provided by the independent accountant in the categories of audit services, audit related services, tax services and all other services. In addition, the Audit Committee is to determine the appropriate ratio of audit, audit related and tax services to all other services. The Audit Committee has delegated to the chairman of the Audit Committee and, if he or she is unavailable, another member of the Audit Committee, authority to pre-approve audit and non-audit services proposed to be performed by the independent auditors not previously approved by the Audit Committee. Under the policy, the Audit Committee is to be informed on a timely basis of services actually rendered by the independent accountant, including those pre-approved by a member of the Audit Committee. The chief financial officer of the Company is to immediately report to the Chairman of the Audit Committee any breach of the policy.

      All of the services described below under audit fees, audit-related fees, tax fees and all other fees arising on or after May 6, 2003 were approved by the Audit Committee pursuant to its pre-approval policies and procedures prior to the service being provided. None of the audit-related fees or tax fees described below arising on or after May 6, 2003 were approved by the Audit Committee after the initiation of such services pursuant to an exemption from the SEC's requirements relating to approval of these types of services by the Audit Committee prior to the provision of the service under Section 2.01(c)(7)(i)(C) of SEC Regulation S-X.

FEES PAID TO INDEPENDENT AUDITORS

      AUDIT FEES. The aggregate fees billed by Grant Thornton for professional services rendered for the audit of the Company's annual consolidated financial statements and the reviews of the consolidated financial statements included in the Company's Forms 10-Q and other regulatory filings were $103,250 during fiscal year ended June 30, 2004 and $89,673 during fiscal year ended June 30, 2003.

      AUDIT RELATED FEES. The aggregate fees billed by Grant Thornton for professional services rendered for audit-related fees were $8,000 during fiscal year 2004 and $7,790 during fiscal year 2003 related to the audit of the Company's 401(k) Plan.

      TAX FEES. The aggregate fees billed by Grant Thornton for preparation of federal and state tax returns and miscellaneous tax-related services and advice were $53,686 during fiscal year 2004 and $50,200 during fiscal year 2003.

      ALL OTHER FEES. Grant Thornton did not render any such services in fiscal years 2004 and 2003.

      The Audit Committee of the Board of Directors does not consider the provision of the services described above by Grant Thornton to be incompatible with the maintenance of Grant Thornton's independence.

           SHAREHOLDER PROPOSALS AND NOMINEES FOR 2005 ANNUAL MEETING

SHAREHOLDER PROPOSALS

      Shareholder proposals intended to be presented at the 2005 annual meeting which are eligible for inclusion in the Company's proxy statement for that meeting under Rule 14a-8 promulgated under the Exchange Act, must be received by the Secretary of the Company at 47827 Halyard Drive, Plymouth, Michigan 48170, no later than July 1, 2005 in order to be considered for inclusion in the Company's Proxy Statement relating to that meeting. In order to curtail controversy as to the date on which a proposal was received by the Company, it is suggested that proposals be submitted by certified mail, return receipt requested.

      Shareholder proposals intended to be presented at the 2005 annual meeting which are not eligible for inclusion in the Company's proxy statement for that meeting under Rule 14a-8 are considered untimely under Rule 14a-5 promulgated under the Exchange Act unless received by the Secretary of the Company at the Company's offices no later than September 19, 2005 and the Company expects the persons named as proxies for the 2005 annual meeting to use their discretionary voting authority, to the extent permitted by law, with respect to any proposal considered untimely at the 2005 annual meeting.

SHAREHOLDER NOMINEES

      Shareholders desiring to recommend candidates for consideration and evaluation by the Nominating and Corporate Governance Committee for the 2005 Annual Meeting should submit such recommendations in writing to the Nominating and Corporate Governance Committee, c/o General Counsel, Perceptron, Inc., 47827 Halyard Drive, Plymouth, Michigan 48170 no later than June 3, 2005.

      The recommendation should be accompanied by the following: (i) the name, address, e-mail address (if any), and telephone number of the shareholder, the number of shares of the Company's Common Stock beneficially owned by the shareholder and proof of the shareholder's beneficial ownership of the Company's Common Stock by one of the means set forth in Item 7(d)(2)(ii)(L) of SEC
Schedule 14A; (ii) the name, address, e-mail address (if any) and telephone number of the proposed nominee and the number of shares of the Company's Common Stock beneficially owned by the nominee; (iii) a detailed description of the proposed nominee's business, professional, public, academic, scientific or technological experience and other qualifications for Board membership, including the name and address of other businesses for which the proposed nominee has provided services, or for which he or she has served as a director, in the last five years, a description of the proposed nominee's specific experience in such position and the proposed nominee's academic achievements;
(iv) a description of any potential conflicts between the interests of the Company and its shareholders and the proposed nominee; (v) a written agreement by the proposed nominee to serve as a member of the Company's Board of Directors if nominated and elected; and (vi) a written representation by the shareholder and the proposed nominee that the proposed nominee is not an affiliate or affiliated party with respect to the shareholder. The General Counsel will forward any recommendations to the Nominating and Corporate Governance Committee. The nominating shareholder and proposed nominee may be requested to provide additional information regarding the shareholder or the proposed nominee and to attend one or more interviews, in each case, as requested by the Board or Nominating and Corporate Governance Committee.

      See "Proposal 1 - Election of Directors - Board of Directors and Committees" for a description of the standards used by the Nominating and Corporate Governance Committee to evaluate candidates recommended by shareholders of the Company.

                                  OTHER MATTERS

      At the date of this Proxy Statement, the Board of Directors is not aware of any matters to be presented for action at the Annual Meeting other than those described above. However, if any other matters requiring a shareholder vote properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their best judgment, to the extent permitted by law, on such matters.

Plymouth, Michigan
October 25, 2004

                                   APPENDIX A
                                PERCEPTRON, INC.
            CHARTER FOR THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
               (AS AMENDED AND RESTATED THROUGH FEBRUARY 9, 2004)

I.    PURPOSE

      The primary purpose of the Audit Committee is to:

      1. Oversee the accounting and financial reporting processes of the Company and the audits of the Company's financial statements.

      2. Assist the Board of Directors (the "Board") in overseeing: (A) the integrity of the Company's financial statements; (B) the Company's compliance with legal and regulatory requirements; (C) the independent auditor's qualifications and independence; (D) the performance of the Company's independent auditors; and (E) the effectiveness of the Company's internal controls.

      3. Prepare the report required by the rules of Securities and Exchange Commission ("SEC") to be included in the Company's annual proxy statement.

      4.    Act as the Company's qualified legal compliance committee ("QLCC").

      The Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors may from time to time prescribe.

II.   AUTHORITY

      The Audit Committee shall have such authority as is required to fulfill its responsibilities and duties set forth in this charter, including, but limited to, the following:

      1. Sole authority for the appointment, compensation, retention and oversight of the Company's independent auditors, for the purpose of preparing or issuing any audit report or performing other audit, review or attest services.

      2. Sole authority to approve in advance all audit services and permissible non-audit services provided by the independent auditors.

      3. Authority to conduct or authorize investigations into any matters within its scope of responsibility.

      4. Authority to engage, and determine funding for, independent counsel and other advisors, such as accountants, outside advisors, consultants or others, without Board approval, to assist in the conduct of an investigation or as the Audit Committee determines appropriate to advise or assist in the performance of its duties.

      5. Authority to meet with and seek any information it requires from employees or external parties. Employees and external parties will be directed to cooperate and comply with the Audit Committee's requests.

      6. Authority to take the actions set forth under "Duties, Responsibilities and Processes - Act as Qualified Legal Compliance Committee."

III.  COMPOSITION

      APPOINTMENT.

      The members of the Audit Committee shall be appointed annually by the Board of Directors at its annual meeting or as necessary to fill vacancies in the interim.

      MEMBERSHIP.

      The Audit Committee shall be comprised of three or more directors, as determined by the Board.

      QUALIFICATIONS.

      The Audit Committee members shall be required to meet the following minimum requirements:

      1. Each member of the Audit Committee shall be an "independent director" as determined under applicable rules of the NASDAQ Stock Market ("NASDAQ") and SEC. Under the NASDAQ rules, an "independent director" is a person other than an officer or employee of the Company or its subsidiaries, or any other individual having a relationship which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Directors having certain relationships specified under applicable NASDAQ and SEC rules are not independent. Under SEC rules, for a member of the Audit Committee to be independent, the member may not, other than in the member's capacity as a member of the board of directors and any board committee, (i) accept directly or indirectly any consulting, advisory, or other compensatory fee from the Company or any subsidiary or (ii) be an affiliated person of the Company or any subsidiary thereof.

      2. Each member of the Audit Committee shall be able to read and understand fundamental financial statements.

      3. At least one member of the Audit Committee shall have financial sophistication as a result of his or her past employment experience, professional certification, or other comparable experience or background.

      4. No member of the Audit Committee may have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years.

      CHAIRMAN OF THE AUDIT COMMITTEE.

      Unless a Chair is appointed by the Board of Directors, the members of the Audit Committee may designate a Chair.

IV.   MEETINGS

      NUMBER OF MEETINGS.

      The Audit Committee shall meet at least four times annually, and more frequently if circumstances dictate.

      EXECUTIVE SESSIONS.

      The Audit Committee shall meet at least quarterly with management and the independent auditors in separate executive sessions to discuss any matters that the Audit Committee or these groups believe should be discussed privately.

V.    FUNDING

      The Company shall provide appropriate funding to the Audit Committee, as determined by the Audit Committee, for payment of:

      1. Compensation to any registered public accounting firm engaged for the purpose of rendering or issuing an audit report or related work or performing other audit, review or attestation services for the Company;

      2.    Any independent counsel or advisors employed by the Audit Committee;
            and

      3. Ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

VI.   DUTIES, RESPONSIBILITIES AND PROCESSES

      To fulfill its oversight responsibilities and duties, the Audit Committee shall perform any activities consistent with this charter, the Company's Bylaws and governing law, as the Audit Committee or the Board deems necessary or appropriate. Specifically, the Audit Committee shall:

      REVIEW, ENGAGEMENT AND OVERSIGHT OF THE INDEPENDENT AUDITORS.

      1. Appoint, compensate, retain and oversee the Company and its subsidiaries' independent auditors. Selection of the independent auditors shall occur at least annually, considering their independence, evaluation of their services, and compensation for audit and non-audit services.

      2. Determine appropriate compensation for independent auditors engaged for the purpose of rendering or issuing an audit report or related work or performing other audit, review or attestation services for the Company or any of its subsidiaries.

      3. Approve in advance all audit and permissible non-audit services (other than de minimus non-audit services as defined under SEC rules and as permitted under Audit Committee policies regarding preapprovals) to be provided by the independent auditors.

      4. Adopt and review annually any Audit Committee policies regarding preapproval of audit and permissible non-audit services.

      5. Ensure that the independent auditors prepare and deliver annually to the Audit Committee a formal written statement delineating all relationships between such independent auditors and the Company, consistent with Independent Standards Board Standard No. 1; actively engage in a dialogue with the independent auditors with respect to all relationships or services disclosed in the statement that may impact the auditors' objectivity and independence; and take, or recommend that the full Board of Directors take, appropriate action to satisfy itself of the independent auditors' independence.

      6. At least annually, obtain and review a report by the independent auditors describing the accounting firm's internal quality-control procedures, and any material issues raised by the most recent internal quality-control review, or peer review, of the accounting firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.

      REVIEW OF ANNUAL FINANCIAL STATEMENTS AND AUDIT.

      7. Review and discuss with the Company's independent auditors, at a time when the annual audit plan is being developed, its scope, purpose and procedures to be utilized.

      8. Discuss the annual earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.

      9. Review and discuss with corporate management and the independent auditors the audited financial statements, the proposed footnotes to be included in the Company's Annual Report on Form 10-K, the Company's disclosures under "Management Discussion and Analysis of Financial Condition and Results of Operations", and any other annual reports or financial information submitted to any governmental body, or the public, including any certification, report, opinion or review rendered by the independent auditors.

      10. Discuss matters required to be communicated to the Audit Committee by the independent auditor under generally accepted auditing standards. Such matters shall include, but not be limited to the following:

                - Matters required or referred to in SAS 61;

                - All critical accounting policies and practices to be used;

                - All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors; and

                - Other material written communications between the registered public accounting firm and the management, such as any management letter or schedule of unadjusted differences.

      11. Receive reports by each of management and the independent auditors regarding any significant judgments made in management's preparation of the financial statements and the view of each as to the appropriateness of such judgments.

      12. In consultation with the independent auditors, review the integrity of the financial reporting process, both internal and external.

      13. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied to its financial reporting.

      14. Receive, discuss with management and the independent auditors and approve, if appropriate, any significant changes to the Company's accounting and auditing principles, practices, policies and controls.

      15. Review any significant disagreement among management and the independent auditors which, if not resolved to the independent auditors' satisfaction, would have caused them to issue a qualified report on the financial statements. "Disagreements" for this purpose shall be those contemplated by Item 304 of Regulation S-K (or any successor rule).

      16. Review with the independent auditor, upon completion of the annual audit, its experience, any restrictions on its work, cooperation received, significant difficulties encountered, its findings and its recommendations and management's response.

      17. Report annually to the Board of Directors whether, based on the review and discussions noted above, the Audit Committee recommends to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for filing with the SEC.

      18. Prepare a Report of the Audit Committee, in accordance with applicable SEC rules, for inclusion in the Company's Annual Meeting Proxy Statements.

      19. Oversee compliance with the requirements of NASDAQ and the SEC for disclosure of auditors' services and audit committee members, member qualifications and activities.

      20. Perform the Audit Committee's annual duties and responsibilities described under "Review, Engagement and Oversight of the Independent Auditors" and "Review of Internal Controls".

      REVIEW OF QUARTERLY FINANCIAL STATEMENTS.

      21. Discuss the quarterly earnings press release, as well as quarterly financial information and earnings guidance provided to analysts and rating agencies.

      22. Discuss matters required to be communicated to the Audit Committee by the independent auditors under generally accepted auditing standards. Such matters shall include, but not be limited to the following:

                - All changes to critical accounting policies and practices made in the quarter, and all new critical accounting policies and practices adopted in the quarter;

                - All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management during the quarter, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors; and

                - Other material written communications between the registered public accounting firm and the management relating to the quarterly financial statements.

      23. Receive reports by each of management and the independent auditors regarding any significant judgments made in management's preparation of the financial statements and the view of each as to the appropriateness of such judgments.

      24. In consultation with the independent auditors, review the integrity of the financial reporting process, both internal and external.

      25. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied to its financial reporting.

      26. Receive, discuss with management and the independent auditors and approve, if appropriate, all reports regarding any significant changes to the Company's accounting and auditing principles, practices, policies and controls.

      27. Review any significant disagreement among management and the independent auditors which, if not resolved to the independent auditors' satisfaction, would have caused them to issue a qualified report on the financial statements, if such a report had been required. "Disagreements" for this purpose shall be those contemplated by Item 304 of Regulation S-K (or any successor rule).

      28.   Confirm with the independent auditors their continued independence.

      29. Perform the Audit Committee's quarterly duties and responsibilities described under "Review of Internal Controls."

      30. Review, in accordance with policies developed by the Audit Committee, the Company's Quarterly Report on Form 10-Q, including the quarterly reviewed financial statements.

      REVIEW OF INTERNAL CONTROLS.

      31. Review on a continuing basis the adequacy of internal controls, including meeting periodically with management and the independent auditors to review the adequacy of such controls.

      32. Review before release the disclosure regarding the Company's system of internal controls required under SEC rules to be contained in the Company's periodic filings.

      33. Review before release management's annual report on internal control over financial reporting required by applicable SEC rules to be contained in the Company's Annual Report on Form 10-K and the attestations or reports by the independent auditors relating to such report.

      34. Receive quarterly a report from the Company's Chief Executive Officer and Chief Financial Officer of the following:

                - All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

                - Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

      IMPLEMENT AND MONITOR PROCESS IMPROVEMENT ACTIVITIES.

      35. Review periodically, and at least annually, with the independent auditors and management changes or improvements in financial or accounting practices and monitor the extent to which changes or improvements, as approved by the Audit Committee, have been implemented.

      36. Establish procedures for (a) the receipt and retention of complaints received by the Company or the Audit Committee regarding accounting, internal accounting controls, or auditing matters, (b) the confidential, anonymous submission by employees of the Company of concerns regarding accounting or auditing matters and (c) the treatment of such complaints and submissions.

      REVIEW LEGAL COMPLIANCE.

      37. Review, with company counsel, legal compliance matters, including corporate securities trading policies.

      38. Review, with company counsel, any legal matter that could have a significant impact on the financial statements.

      39. Review systems that management has established to ensure that the financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy all applicable legal requirements.

      ACT AS QUALIFIED LEGAL COMPLIANCE COMMITTEE.

      40. Adopt written procedures for the confidential receipt, retention, and consideration of any report by an attorney covered by the Company's SEC Rule 205 Compliance Policy of evidence of a material violation by the Company or any of its officers, directors, employees or agents, of an applicable U.S. federal or state securities law, a material breach of a fiduciary duty arising under U.S. federal or state law, or similar material violation of any U.S. federal or state law.

      41. Inform the Company's chief legal officer and chief executive officer (or the equivalents thereof) of any report of evidence of a material violation or breach referred to above (unless such report to the chief legal officer and chief executive officer would be futile).

      42. Determine whether an investigation is necessary regarding any report of evidence of any material violation or breach by the Company, its officers, directors, employees or agents referred to above and, if it determines an investigation is necessary or appropriate: (a) notify the full Board of Directors; (b) initiate an investigation, which may be conducted either by the chief legal officer (or the equivalent thereof) or by outside attorneys; and (c) retain such additional expert personnel as the Committee deems necessary.

      43. At the conclusion of an investigation: (a) recommend, by majority vote, that the issuer implement an "appropriate response" to evidence of a material violation; and (b) inform the chief legal officer and the chief executive officer (or the equivalents thereof) and the Board of Directors of the results of any such investigation and the appropriate remedial measures to be adopted.

      44. Acting by majority vote, take all other appropriate action, including notifying the SEC if necessary, in the event the Company fails in any material respect to implement an appropriate response that the QLCC has recommended the Company take.

      OVERSEE RELATED PARTY TRANSACTIONS.

      45. Review and approve any related-party transactions required to be disclosed in the Company's annual proxy statement pursuant to Item 404 of Regulation S-K.

      MONITOR RISK MANAGEMENT.

      46. Discuss policies with respect to risk assessment and risk management.

      REVIEW OF FINANCE AND ACCOUNTING DEPARTMENT

      47. Review annually the performance of the Chief Financial Officer, Controller and other key finance and accounting personnel as the Audit Committee determines appropriate, discuss its review with the employee being reviewed and provide its review to the Management Development, Compensation and Stock Option Committee.

      48. Review annually the Company's finance and accounting resources, including staffing levels, experience levels, software and other resources.

      49. Set hiring policies for employees or former employees of the independent auditors.

VII.  REPORTING

      The Audit Committee shall have the following reporting responsibilities:

      1. Maintain minutes of all Audit Committee meetings and submit such minutes to the Board of Directors.

      2. Satisfy its annual reporting requirements to the Board of Directors as set forth under "Duties, Responsibilities and Processes - Review of Annual Financial Statements and Audit."

      3. Report periodically to the Board of Directors, as it deems appropriate, concerning the activities of the Audit Committee.

VIII. ANNUAL REVIEW

      The Audit Committee shall conduct, on an annual basis:

      1.    A review and assessment of the adequacy of this charter, and

      2. An evaluation of the Audit Committee's performance in carrying out the duties and responsibilities under this charter.

      Based on this annual review, the Audit Committee shall recommend to the Board of Directors changes in the authority, responsibility or duties of the Audit Committee and in this charter.

                                PERCEPTRON, INC.

      THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF PERCEPTRON, INC.

The undersigned shareholder hereby appoints ALFRED A. PEASE, JOHN J. GARBER and THOMAS S. VAUGHN, or any one of them, the attorney and proxies of the undersigned, with power of substitution, to vote all shares of common stock of Perceptron, Inc. standing in the name of the undersigned at the close of business on October 15, 2004 at the Annual Meeting of Shareholders of the Company to be held on Monday, December 6, 2004 at 9:00 a.m., local time, and at any and all adjournments thereof, with all the powers the undersigned would possess if then and there present.

The shareholder instructs the proxies to vote as specified on this proxy on the matters described in the Proxy Statement dated October 25, 2004. Proxies will be voted as instructed.

IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE COMPANY'S NOMINEES AS DIRECTORS (INCLUDING THE ELECTION OF ANY PERSON FOR THE BOARD OF DIRECTORS WHERE A NOMINEE NAMED IN THE PROXY STATEMENT IS UNABLE OR, FOR GOOD CAUSE, WILL NOT SERVE), FOR THE APPROVAL OF THE COMPANY'S 2004 STOCK INCENTIVE PLAN AND FOR THE APPROVAL OF THE COMPANY'S AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN.

DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ANY OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE 2004 ANNUAL REPORT, AND THE PROXY STATEMENT AND NOTICE OF SAID MEETING BOTH DATED OCTOBER 25, 2004.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)    SEE REVERSE
                                                                        SIDE

                        ANNUAL MEETING OF SHAREHOLDERS OF

                                PERCEPTRON, INC.

                                DECEMBER 6, 2004

                           Please date, sign and mail
                             your proxy card in the
                            envelope provided as soon
                                  as possible.

   - Please detach along perforated line and mail in the envelope provided. -

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1. ELECTION OF DIRECTORS Directors recommend a vote for the following nominees to hold office until the Annual Meeting of Shareholders in 2005.

                                 NOMINEES:

[ ] FOR ALL NOMINEES             - David J. Beattie
                                 - Kenneth R. Dabrowski
[ ] WITHHOLD AUTHORITY           - Philip J. DeCocco
    FOR ALL NOMINEES             - W. Richard Marz
                                 - Robert S. Oswald
[ ] FOR ALL EXCEPT               - Alfred A. Pease
    (See instructions below)     - James A. Ratigan
                                 - Terryll R. Smith

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the address space above.
Please note that changes to the registered name(s) on the                   [ ]
account may not be submitted via this method.

                                                       FOR     AGAINST  ABSTAIN

2.    APPROVAL OF THE 2004 STOCK INCENTIVE PLAN         [ ]       [ ]      [ ]

Directors recommend the approval of the Perceptron, Inc. 2004 Stock Incentive Plan, as described in the Notice of Annual Meeting of Shareholders and Proxy Statement dated October 25, 2004.

                                                       FOR     AGAINST  ABSTAIN

3.    APPROVAL OF THE AMENDED AND RESTATED              [ ]       [ ]      [ ]
      EMPLOYEE STOCK PURCHASE PLAN

Directors recommend the approval of the Perceptron, Inc. Amended and Restated Employee Stock Purchase Plan, as described in the Notice of Annual Meeting of Shareholders and Proxy Statement dated October 25, 2004.

Brokers executing proxies should indicate the number of shares with respect to which authority is conferred by this Proxy if less than all shares held as nominees are to be voted.

PLEASE EXECUTE AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE PROMPTLY.

Signature of                             Signature of
Shareholder_____________ Date:_________  Shareholder_____________Date:__________

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                                                                      APPENDIX 1

                                PERCEPTRON, INC.

                            2004 STOCK INCENTIVE PLAN

                             I. GENERAL PROVISIONS

      1.1 ESTABLISHMENT. On October 22, 2004, the Board of Directors ("Board") of Perceptron, Inc., a Michigan corporation ("Corporation"), adopted the 2004 Stock Incentive Plan ("Plan").

      1.2 PURPOSE. The purpose of the Plan is (i) to promote the best interests of the Corporation and its shareholders by encouraging Employees, Consultants and non-employee directors of the Corporation and its Subsidiaries to acquire an ownership interest in the Corporation through Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Share Awards, Director Stock Purchase Rights and Deferred Stock Units, thus identifying their interests with those of shareholders, and (ii) to enhance the ability of the Corporation to attract and retain qualified Employees, Consultants and non-employee directors. It is the further purpose of the Plan to permit the granting of Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units and Performance Share Awards that will constitute performance based compensation, as described in Section 162(m) of the Code, and regulations promulgated thereunder. After the Effective Date, the Corporation shall no longer issue any awards under the 1992 Stock Option Plan and the Directors Stock Option Plan.

      1.3 DEFINITIONS. As used in this Plan, the following terms have the meaning described below:

            (a) "Agreement" means the written agreement that sets forth the terms of a Participant's Option, Stock Appreciation Right, Restricted Stock grant, Restricted Stock Unit, Performance Share Award, Director Stock Purchase Right or Deferred Stock Unit.

            (b) "Approval Date" means October 22, 2004, the date the Plan was approved by the Board.

            (c) "Award" means Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Share Awards, Deferred Stock Units and Director Stock Purchase Rights.

            (d) "Board" means the Board of Directors of the Corporation.

            (e) "Change in Control" means (i) a merger involving the Corporation in which the Corporation is not the surviving corporation (other than a merger with a wholly-owned subsidiary of the Corporation formed for the purpose of changing the Corporation's corporate domicile); (ii) a share exchange in which the shareholders of the Corporation exchange their stock in the Corporation for stock of another corporation (other than a share exchange in which all or substantially all of the holders of the voting stock of the Corporation, immediately prior to the transaction, exchange, on a pro rata basis, their voting stock of the Corporation for more than 50% of the voting stock of such other corporation); (iii) the sale of all or substantially all of the assets of the Corporation; or (iv) any person or group of persons (as defined by Section 13(d) of the Securities Exchange Act of 1934, as amended) (other than any employee benefit plan or employee benefit trust benefitting the employees of the Corporation) becoming a beneficial owner, directly or indirectly, of securities of the Corporation representing more than fifty (50%) percent of either the then outstanding Common Stock of the Corporation, or the combined voting power of the Corporation's then outstanding voting securities.

            (f) "Code" means the Internal Revenue Code of 1986, as amended.

            (g) "Committee" means the Management Development, Compensation and Stock Option Committee of the Corporation or other committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. If no committee of the Board has been appointed to administer the Plan, the Board shall exercise all of the powers of the Committee granted herein, and, in any event, the Board may in its discretion exercise any or all of such powers. The Committee shall be comprised of two or more members of the Board.

            (h) "Common Stock" means shares of the Corporation's authorized common stock.

            (i) "Consultant" means a person engaged to provide consulting or advisory services (other than as an Employee or a member of the Board) to the Corporation, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Corporation from offering or selling securities to such person pursuant to the Plan in reliance on a Form S-8 Registration Statement under the Securities Act.

            (j) "Corporation" means Perceptron, Inc. a Michigan corporation.

            (k) "Deferred Stock Unit" means a bookkeeping entry representing a right granted to a Participant pursuant to Article VII of the Plan to receive a share of Common Stock on a date determined in accordance with the provisions of
Article VII of the Plan.

            (l) "Director" means a member of the Corporation's Board of Directors.

            (m) "Director Fee Payment Date" shall mean each March 1, June 1, September 1 and December 1.

            (n) "Director Stock Purchase Right" means an election by a Director to purchase Common Stock in accordance with Article VI of the Plan.

            (o) "Disability" means total and permanent disability, as defined in Code Section 22(e).

            (p) "Dividend Equivalent" means a credit, made at the discretion of the Committee or as otherwise provided by the Plan, to the account of a Participant in an amount equal to the cash dividends paid on one share of Common Stock for each share of Common Stock represented by an Award held by such Participant.

            (q) "Effective Date" means the day after the Plan is approved by shareholders of the Corporation.

            (r) "Employee" means an individual who has an "employment relationship" with the Corporation or a Subsidiary, as defined in Treasury Regulation 1.421-7(h), and the term "employment" means employment with the Corporation, or a Subsidiary of the Corporation.

            (s) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time and any successor thereto.

            (t) "Fair Market Value" means for purposes of determining the value of Common Stock on the Grant Date:

                  (i) the average of the closing sales prices of the Common Stock on the principal securities exchange on which the Common Stock may at the time be listed (or, if there have been no sales on such exchange on any day, the average of the closing high bid and low asked prices on such exchange at the end of such day) for the five (5) consecutive trading days on such exchange immediately preceding the Grant Date; or

                  (ii) if the Common Stock is not listed on a securities exchange, the average of the closing sales prices of the Common Stock on The Nasdaq Stock Market (or, if there have been no sales on The Nasdaq Stock Market on any such day, the average of the closing high bid and low asked prices on The Nasdaq Stock Market at the end of such day) for the five (5) consecutive trading days on The Nasdaq Stock Market immediately preceding the Grant Date; or

                  (iii) if the Common Stock is not listed on any domestic stock exchange or The Nasdaq Stock Market, the average of the mean between the closing high bid and low asked price as reported by the OTC Bulletin Board for the five
(5) consecutive trading days on the OTC Bulletin Board immediately preceding the Grant Date; or

                  (iv) if none of the foregoing clauses apply, the fair value as determined in good faith by the Committee.

Unless otherwise specified in the Plan, "Fair Market Value" for purposes of determining the value of Common Stock on the date of exercise means the applicable definitions under (i)-(iv) above, substituting the date of exercise for the Grant Date, unless otherwise required by applicable law.

            (u) "Grant Date" means the date on which the Committee authorizes an individual Option, Stock Appreciation Right, Restricted Stock grant, Restricted Stock Unit, Performance Share Award, or a Director Fee Payment Date in the case of a Director Stock Purchase Right, or such later date as shall be designated by the Committee.

            (v) "Incentive Stock Option" means an Option that is intended to meet the requirements of Section 422 of the Code.

            (w) "Indexed Option" means an Option with an exercise price which either increases by a fixed percentage over time or changes by reference to a published index, as determined by the Committee.

            (x) "Nonqualified Stock Option" means an Option that is not intended to constitute an Incentive Stock Option.

            (y) "Option" means either an Incentive Stock Option, a Nonqualified Stock Option or an Indexed Option.

            (z) "Participant" means an Employee or non-employee director or Consultant designated by the Committee to participate in the Plan.

            (aa) "Performance Measures" shall mean the measures of performance of the Corporation and its Subsidiaries used to determine a Participant's entitlement to an award under the Plan. Performance Measures shall have the same meanings as used in the Corporation's financial statements, or, if such terms are not used in the Corporation's financial statements, they shall have the meaning applied pursuant to generally accepted accounting principles, or as used generally in the Corporation's industry. Performance Measures shall be calculated with respect to the Corporation and each Subsidiary consolidated therewith for financial reporting purposes or such division or other business unit as may be selected by the Committee. For purposes of the Plan, the Performance Measures shall be calculated in accordance with generally accepted accounting principles, but, unless otherwise determined by the Committee, prior to the accrual or payment of any award under this Plan for the same performance period and excluding the effect (whether positive or negative) of any change in accounting standards or any extraordinary, unusual or nonrecurring item, as determined by the Committee, occurring after the establishment of the performance goals. Performance Measures may be one or more of the following, or a combination of the any of the following, as determined by the Committee:

                  (i)    revenue;

                  (ii)   gross margin;

                  (iii)  operating margin;

                  (iv)   operating income;

                  (v)    pre-tax profit;

                  (vi)   earnings before interest, taxes and depreciation;

                  (vii)  net income;

                  (viii) cash flow;

                  (ix)   expenses;

                  (x)    the market price of the Common Stock;

                  (xi)   earnings per share;

                  (xii)  operating income per share

                  (xiii)  return on stockholder equity;

                  (xiv)   return on capital;

                  (xv)    return on net assets;

                  (xvi)   economic value added;

                  (xvii)  market share;

                  (xviii) return on investment;

                  (xix)   profit after tax;

                  (xx)    product approval;

                  (xxi)   market capitalization;

                  (xxii)  new products; and

                  (xxiii) research and development activity.

      Performance measures are required to be reapproved by shareholders of the Corporation, to the extent required by Section 162(m) of the Code, which currently requires such reapproval at the first shareholders meeting that occurs in the fifth year following the Effective Date.

            (bb) "Performance Share Award" means a performance share award that is granted in accordance with Article V of the plan.

            (cc) "Performance Share Award Unit" means a Performance Share Award described in Section 5.2(d)(ii).

            (dd) "Plan" means the Perceptron, Inc. 2004 Stock Incentive Plan, the terms of which are set forth herein, and amendments thereto.

            (ee) "Restriction Period" means the period of time during which a Participant's Restricted Stock or Restricted Stock Unit grant is subject to restrictions and is nontransferable.

            (ff) "Restricted Stock" means Common Stock that is subject to restrictions.

            (gg) "Restricted Stock Unit" means a right granted pursuant to
Article IV to receive Restricted Stock or an equivalent value in cash pursuant to the terms of the Plan and the related Agreement.

            (hh) "Retirement" means termination of employment on or after the attainment of age 65 and completion of three (3) years of service with the Corporation.

            (ii) "Securities Act" means the Securities Act of 1933, as amended.

            (jj) "Stock Appreciation Right" means the right to receive a cash or Common Stock payment from the Corporation, in accordance with Article III of the Plan.

            (kk) "Subsidiary" means a corporation or other entity defined in Code Section 424(f).

            (ll) "Tandem Stock Appreciation Right" means a Stock Appreciation Right granted in tandem with an Option.

            (mm) "Vested" means the extent to which an Option or Stock Appreciation Right granted hereunder has become exercisable in accordance with this Plan and the terms of the respective Agreement pursuant to which such Option or Stock Appreciation Right was granted.

      1.4 ADMINISTRATION.

            (a) The Plan shall be administered by the Committee. At all times it is intended that the directors appointed to serve on the Committee shall be "disinterested persons" (within the meaning of Rule 16b-3 promulgated under the Exchange Act) and "outside directors" (within the meaning of Code Section 162(m)); however, the mere fact that a Committee member shall fail to qualify under either of these requirements shall not invalidate any award made by the Committee if the award is otherwise validly made under the Plan. The members of the Committee shall be appointed by, and may be changed at any time and from time to time, at the discretion of the Board.

            (b) The Committee shall interpret the Plan, prescribe, amend, and rescind rules and regulations relating to the Plan, and make all other determinations necessary or advisable for its administration. The decision of the Committee on any question concerning the interpretation of the Plan or its administration with respect to any Option, Stock Appreciation Right, Restricted Stock grant, Restricted Stock Unit, Performance Share Award or Deferred Stock Unit granted under the Plan or any Director Stock Purchase Right shall be final and binding upon all Participants. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any grant or award hereunder.

            (c) In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, but, in the case of Options, Stock Appreciation Rights and other Awards designated as Awards under Code Section 162(m), subject to the requirements of Code Section 162(m), the Committee shall have the full and final power and authority, in its discretion:

                  (i) to amend, modify, extend, cancel or renew any Option, Stock Appreciation Right, Restricted Stock grant, Restricted Stock Unit, Performance Share Award, Deferred Stock Unit or Director Stock Purchase Right or to waive any restrictions or conditions applicable to any Option, Stock Appreciation Right, Restricted Stock grant, Restricted Stock Unit, Performance Share Award, Deferred Stock Unit or Director Stock Purchase Right or any shares acquired pursuant thereto;

                  (ii) to accelerate, continue, extend or defer the exercisability or vesting of any Option, Stock Appreciation Right, Restricted Stock grant, Restricted Stock Unit, Performance Share Award, Deferred Stock Unit or Director Stock Purchase Right or any shares acquired pursuant thereto, including with respect to the period following a Participant's termination of employment with the Corporation;

                  (iii) to authorize, in conjunction with any applicable deferred compensation plan of the Corporation, that the receipt of cash or Common Stock subject to any Option, Stock Appreciation Right, Restricted Stock grant, Restricted Stock Unit, Performance Share Award, Deferred Stock Unit or Director Stock Purchase Right under this Plan may be deferred under the terms and conditions of such deferred compensation plan;

            (d) To the extent permitted by applicable law, the Committee may delegate to one or more officers of the Corporation or a committee of such officers, the authority, subject to such terms and limitations as the Committee shall determine, to grant Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Share Awards and Deferred Stock Units to, or to cancel, modify, waive rights with respect to, alter, discontinue or terminate any of the foregoing, held by Participants who are not officers or directors of the Corporation for purposes of Section 16 of the Exchange Act.

      1.5 PARTICIPANTS. Participants in the Plan shall be such Employees (including Employees who are directors), non-employee directors of, or Consultants to, the Corporation and its Subsidiaries as the Committee in its sole discretion may select from time to time. The Committee may grant Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Share Awards and Deferred Stock Units to an individual upon the condition that the individual become an Employee of the Corporation or of a Subsidiary, provided that the Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Share Award or Deferred Stock Unit shall be deemed to be granted only on the date that the individual becomes an Employee. Awards covered by Code Section 162(m) shall be made to key Employees designated by the Committee.

      1.6 STOCK. The Corporation has reserved 600,000 shares of the Corporation's Common Stock for issuance in conjunction with all Options and other stock-based awards to be granted under the Plan. All of the 600,000 shares of the Corporation's Common Stock so reserved may be granted as ISOs. Shares subject to any unexercised portion of a terminated, cancelled or expired Option, Stock Appreciation Right, Restricted Stock grant, Restricted Stock Unit, or Performance Share Award granted hereunder may again be subjected to grants and awards under the Plan. In the event that an Option granted under the Plan is exercised by delivering shares of Common Stock that previously were acquired by exercising Options granted under the Plan, such shares of previously-acquired Common Stock so delivered to the Corporation may again be subject to grants under the Plan. Shares of Common Stock shall not be deemed to have been granted pursuant to the Plan (a) with respect to any portion of an Award that is settled in cash or (b) to the extent such shares are withheld in satisfaction of tax withholding obligations pursuant to Section 10.6. Upon payment in shares of Common Stock pursuant to the exercise of a Stock Appreciation Right, the number of shares available for grant under the Plan shall be reduced only by the number of shares actually issued in such payment. All provisions in this Section 1.6 shall be adjusted, as applicable, in accordance with Article VIII.

      1.7 NO REPRICING. Without the affirmative vote of holders of a majority of the shares of Common Stock cast in person or by proxy at a meeting of the shareholders of the Corporation at which a quorum representing a majority of all outstanding shares of Common Stock is present or represented by proxy, the Board shall not approve a program providing for either (a) the cancellation of outstanding Options and/or Stock Appreciation Rights and the grant in substitution therefore of any new awards under the Plan having a lower exercise price or (b) the amendment of outstanding Options and/or Stock Appreciation Rights to reduce the exercise price thereof. This paragraph shall not be construed to apply to "issuing or assuming a stock option in a transaction to which section 424(a) applies," within the meaning of Section 424 of the Code.

                               II. STOCK OPTIONS

      2.1 GRANT OF OPTIONS. The Committee, at any time and from time to time, subject to the terms and conditions of the Plan, may grant Options to such Participants and for such number of shares of Common Stock (whole or fractional) as it shall designate; provided, however, that no Participant may be granted Options during any one fiscal year of the Corporation to purchase more than 200,000 shares of Common Stock. Any Participant may hold more than one Option under the Plan and any other Plan of the Corporation or Subsidiary. The Committee shall determine the general terms and conditions of exercise, including any applicable vesting requirements, which shall be set forth in a Participant's Option Agreement. The Committee may designate any Option granted as either an Incentive Stock Option or a Nonqualified Stock Option, or the Committee may designate a portion of an Option as an Incentive Stock Option or a Nonqualified Stock Option. At the discretion of the Committee, an Option may be granted in tandem with a Stock Appreciation Right. Options are intended to satisfy the requirements of Code Section 162(m) and the regulations promulgated thereunder, to the extent applicable. No Option shall be granted with an exercise term that extends beyond ten (10) years from the Grant Date.

      2.2 INCENTIVE STOCK OPTIONS. Any Option intended to constitute an Incentive Stock Option shall comply with the requirements of this Section 2.2. An Incentive Stock Option may only be granted to an Employee. No Incentive Stock Option shall be granted with an exercise price below the Fair Market Value of Common Stock on the Grant Date nor with an exercise term that extends beyond ten
(10) years from the Grant Date. An Incentive Stock Option shall not be granted to any Participant who owns (within the meaning of Code Section 424(d)) stock of the Corporation or any Subsidiary possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or a Subsidiary unless, at the Grant Date, the exercise price for the Option is at least 110% of the Fair Market Value of the shares subject to the Option and the Option, by its terms, is not exercisable more than five (5) years after the Grant Date. The aggregate Fair Market Value of the underlying Common Stock (determined at the Grant Date) as to which Incentive Stock Options granted under the Plan (including a plan of a Subsidiary) may first be exercised by a Participant in any one calendar year shall not exceed $100,000. To the extent that an Option intended to constitute an Incentive Stock Option shall violate the foregoing $100,000 limitation (or any other limitation set forth in Code Section 422), the portion of the Option that exceeds the $100,000 limitation (or violates any other Code Section 422 limitation) shall be deemed to constitute a Nonqualified Stock Option.

      2.3 OPTION PRICE. The Committee shall determine the per share exercise price for each Option granted under the Plan; provided, however, that the option price of an option shall not be less than 100% of the Fair Market Value of the shares of Common Stock covered by the Option on the Grant Date. Notwithstanding anything to the contrary in this Section 2.3, in the case of an Indexed Option, the Committee shall determine the exercise price of such Indexed Option and the terms and conditions that affect, if any, any adjustments to the exercise price of such Indexed Option. Notwithstanding the foregoing, an Option may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of Section 424(a) of the Code. The option price will be subject to adjustment in accordance with the provisions of Section 9.1 of this Plan.

      2.4 PAYMENT FOR OPTION SHARES. The purchase price for shares of Common Stock to be acquired upon exercise of an Option granted hereunder shall be paid in full in cash or by personal check, bank draft or money order at the time of exercise; provided that the Committee may (but is not obligated to) permit payment to be made by (a) delivery to the Corporation of outstanding shares of Common Stock on such terms and conditions as may be specified in the optionee's Agreement, (b) by delivery to the Corporation of a properly executed exercise notice, acceptable to the Corporation, together with irrevocable instructions to the Participant's broker to deliver to the Corporation sufficient cash to pay the exercise price and any applicable income and employment withholding taxes, in accordance with a written agreement between the Corporation and the brokerage firm ("cashless exercise procedure"), (c) other means determined by the Committee, or (d) any combination of the foregoing. Shares of Common Stock surrendered upon exercise shall be valued at Fair Market Value as of the date of exercise, and the certificate(s) for such shares, duly endorsed for transfer or accompanied by appropriate stock powers, shall be surrendered to the Corporation. Participants who are subject to short swing profit restrictions under the Exchange Act and who exercise an Option by tendering previously-acquired shares shall do so only in accordance with the provisions of Rule 16b-3 of the Exchange Act. Notwithstanding the foregoing, an Option may not be exercised by delivery to the Corporation of shares of Common Sock to the extent such delivery would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Corporation's stock. Until the optionee has been issued a certificate or certificates for the shares of Common Stock so purchased, he or she shall possess no rights as a record holder with respect to any such shares. In the event any Common Stock is delivered to or retained by the Corporation to satisfy all or any part of the purchase price, the part of the purchase price deemed to have been satisfied by such Common Stock shall be equal to the product derived by multiplying the Fair Market Value as of the date of exercise times the number of shares of Common Stock delivered to or retained by the Corporation. The number of shares of Common Stock delivered to or retained by the Corporation in satisfaction of the purchase price shall not be a number which when multiplied by the Fair Market Value as of the date of exercise would result in a product greater than the purchase price. No fractional shares of Common Stock shall be delivered to or retained by the Corporation in satisfaction of the purchase price. In the event that an optionee exercises both an Incentive Stock Option and a Nonqualified Stock Option, separate share certificates shall be issued for shares acquired pursuant to the Incentive Stock Option and for shares acquired pursuant to the Nonqualified Stock Option.

                         III. STOCK APPRECIATION RIGHTS

      3.1 GRANT OF STOCK APPRECIATION RIGHTS. Stock Appreciation Rights may be granted, held and exercised in such form and upon such general terms and conditions as determined by the Committee on an individual basis. A Stock Appreciation Right may be granted to a Participant with respect to such number of shares of Common Stock of the Corporation as the Committee may determine; provided, however, that no Participant may be granted a Stock Appreciation Right during any one fiscal year of the Corporation for more than 200,000 shares of Common Stock. A Stock Appreciation Right may be granted on a stand-alone basis or as a Tandem Stock Appreciation Right. If a Tandem Stock Appreciation Right, the number of shares covered by the Stock Appreciation Right shall not exceed the number of shares of stock which the Participant could purchase upon the exercise of the related Option. Stock Appreciation Rights are intended to satisfy the requirements of Code Section 162(m) and the regulations promulgated thereunder, to the extent applicable. No Stock Appreciation Right shall be granted with an exercise term that extends beyond ten (10) years from the Grant Date.

      3.2 EXERCISE PRICE. The Committee shall determine the per share exercise price for each Stock Appreciation Right granted under the Plan; provided, however, that (i) the exercise price of a Stock Appreciation Right shall not be less than 100% of the Fair Market Value of the shares of Common Stock covered by the Stock Appreciation Right on the Date such Stock Appreciation Right is granted, except that the exercise price of a Tandem Stock Appreciation Right may be less than the Fair Market Value on the date of grant if the Tandem Stock Appreciation Right is added to an Option following the date of grant of the Option; and (ii) the per share exercise price subject to a Tandem Stock Appreciation Right shall be the per share exercise price under the related Option.

      3.3 EXERCISE OF STOCK APPRECIATION RIGHTS. A Stock Appreciation Right shall be deemed exercised upon receipt by the Corporation of written notice of exercise from the Participant. Except as permitted under Rule 16b-3, notice of exercise of a Stock Appreciation Right by a Participant subject to the insider trading restrictions of Section 16(b) of the Securities Exchange Act of 1934, shall be limited to a period determined by the Committee or, if no period is so determined, the period beginning on the second day following the release of the Corporation's quarterly or annual summary of earnings and ending on the 15th day of the third month of the calendar quarter in which such release is made. The exercise term of each Stock Appreciation Right shall be limited to such period as set by the Committee or in a related Option. If a Tandem Stock Appreciation Right, a Stock Appreciation Right shall be exercisable only at such times and in such amounts as the related Option may be exercised. A Tandem Stock Appreciation Right shall terminate and cease to be exercisable no later than the date on which the related Option expires or is terminated or canceled. Upon the exercise of a Tandem Stock Appreciation Right with respect to some or all of the shares subject to such Stock Appreciation Right, the related Option shall be canceled automatically as to the number of shares with respect to which the Tandem Stock Appreciation Right was exercised. Upon the exercise of an Option related to a Tandem Stock Appreciation Right as to some or all of the shares subject to such Option, the related Tandem Stock Appreciation Right shall be canceled automatically as to the number of shares with respect to which the related Option was exercised.

      3.4 STOCK APPRECIATION RIGHT ENTITLEMENT. Upon exercise of a Stock Appreciation Right, a Participant shall be entitled to payment from the Corporation, in cash, shares of Common Stock, or partly in each (as determined by the Committee in accordance with any applicable terms of the Agreement), of an amount equal to the difference between the aggregate Fair Market Value on the date of exercise for the specified number of shares being exercised and the aggregate exercise price of the Stock Appreciation Right being exercised. If the Stock Appreciation Right is granted in tandem with an Option, the payment shall be equal to the difference between:

                  (a) the Fair Market Value of the number of shares subject to the Stock Appreciation Right on the exercise date; and

                  (b) the option price of the associated Option multiplied by the number of shares available under the Option.

      3.5 MAXIMUM STOCK APPRECIATION RIGHT AMOUNT PER SHARE. The Committee may, at its sole discretion, establish (at the time of grant) a maximum amount per share which shall be payable upon the exercise of a Stock Appreciation Right, expressed as a dollar amount or as a percentage or multiple of the Option price of a related Option.

                     IV. RESTRICTED STOCK GRANTS AND UNITS

      4.1 GRANT OF RESTRICTED STOCK AND RESTRICTED STOCK UNITS. Subject to the terms and conditions of the Plan, the Committee, at any time and from time to time, may grant shares of Restricted Stock and Restricted Stock Units under this Plan to such Participants and in such amounts as it shall determine.

      4.2 RESTRICTED STOCK AGREEMENT. Each grant of Restricted Stock or Restricted Stock Units shall be evidenced by an Agreement that shall specify the terms of the restrictions, including the Restriction Period, or periods, the number of Common Stock shares subject to the grant or units, the purchase price for the shares of Restricted Stock, if any, the form of consideration that may be used to pay the purchase price of the Restricted Stock, including those specified in Section 2.4, and such other general terms and conditions, including performance goals, as the Committee shall determine.

      4.3 TRANSFERABILITY. Except as provided in this Article X, Section 10.4 or
Section 10.5 of the Plan, the shares of Common Stock subject to a Restricted Stock grant or Restricted Stock Unit hereunder may not be transferred, pledged, assigned, or otherwise alienated or hypothecated until the termination of the applicable Restriction Period or for such period of time as shall be established by the Committee and as shall be specified in the applicable Agreement, or upon the earlier satisfaction of other conditions as specified by the Committee in its sole discretion and as set forth in the applicable Agreement.

      4.4 OTHER RESTRICTIONS. The Committee shall impose such other restrictions on any shares of Common Stock subject to a Restricted Stock grant or Restricted Stock Unit under the Plan as it may deem advisable including, without limitation, restrictions under applicable federal or state securities laws, and may legend the certificates representing such shares to give appropriate notice of such restrictions.

      4.5 CERTIFICATE LEGEND. In addition to any legends placed on certificates pursuant to Sections 4.3 and 4.4, each certificate representing shares of Common Stock subject to a Restricted Stock grant or Restricted Stock Unit shall bear the following legend:

            The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary or by operation of law, is subject to certain restrictions on transfer set forth in the Perceptron, Inc. 2004 Stock Incentive Plan ("Plan"), rules and administrative guidelines adopted pursuant to such Plan and an Agreement dated___________. A copy of the Plan, such rules and such Agreement may be obtained from the Secretary of Perceptron, Inc.

      4.6 REMOVAL OF RESTRICTIONS. Except as otherwise provided in this Article IV of the Plan, and subject to applicable federal and state securities laws, shares of Common Stock subject to a Restricted Stock grant or Restricted Stock Unit under the Plan shall become freely transferable by the Participant after the last day of the Restriction Period. Once the shares are released from the restrictions, the Participant shall be entitled to have the legend required by
Section 4.5 of the Plan removed from the applicable Common Stock certificate. Provided further, except as set forth in Section 4.9, the Committee shall have the discretion to waive the applicable Restriction Period with respect to all or any part of the Common Stock subject to a Restricted Stock grant or Restricted Stock Unit.

      4.7 VOTING RIGHTS.

            (a) During the Restriction Period, Participants holding shares of Common Stock subject to a Restricted Stock grant hereunder may exercise full voting rights with respect to the Restricted Stock.

            (b) Participants shall have no voting rights with respect to shares of Common Stock represented by Restricted Stock Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Corporation or of a duly authorized transfer agent of the Corporation).

      4.8 DIVIDENDS AND OTHER DISTRIBUTIONS.

            (a) Except as otherwise provided in Section 4.9 or in the Participant's Agreement, during the Restriction Period, a Participant shall be entitled to receive all dividends and other distributions paid with respect to shares of Common Stock subject to a Restricted Stock grant. If any dividends or distributions are paid in shares of Common Stock during the Restriction Period, the dividend or other distribution shares shall be subject to the same restrictions on transferability as the shares of Common Stock with respect to which they were paid.

            (b) The Committee, in its discretion, may provide in the Agreement evidencing any Restricted Stock Unit that the Participant shall be entitled to receive Dividend Equivalents with respect to the payment of cash dividends on Common Stock having a record date prior to date on which Restricted Stock Units held by such Participant are settled. Such Dividend Equivalents, if any, shall be paid by crediting the Participant with additional whole Restricted Stock Units as of the date of payment of such cash dividends on Common Stock. The number of additional Restricted Stock Units (rounded to the nearest whole number) to be so credited shall be determined by dividing (a) the amount of cash dividends paid on such date with respect to the number of shares of Common Stock represented by the Restricted Stock Units previously credited to the Participant by (b) the Fair Market Value per share of Common Stock on such date. Such additional Restricted Stock Units shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time (or as soon thereafter as practicable) as the Restricted Stock Units originally subject to the Restricted Stock Unit. In the event of a dividend or distribution paid in shares of Common Stock or any other adjustment made upon a change in the capital structure of the Corporation as described in Section 9.1, appropriate adjustments shall be made in the Participant's Restricted Stock Unit so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would entitled by reason of the shares of Common Stock issuable upon settlement of the Restricted Stock Unit, and all such new, substituted or additional securities or other property shall be immediately subject to the same restrictions as are applicable to the Restricted Stock Unit.

      4.9 RESTRICTED STOCK GRANTS AND UNITS UNDER CODE SECTION 162(M). The Committee, at its discretion, may designate certain Restricted Stock grants or Restricted Stock Units as being granted pursuant to Code Section 162(m). Such Restricted Stock and Restricted Stock Units must comply with the following additional requirements, which override any other provision set forth in this
Article IV:

            (a) Each Code Section 162(m) Restricted Stock Award or Restricted Stock Unit shall be based upon pre-established, objective performance goals that are intended to satisfy the performance-based compensation requirements of Code Section 162(m) and the regulations promulgated thereunder. Further, at the discretion of the Committee, a Restricted Stock Award or Restricted Stock Unit also may be subject to goals and restrictions in addition to the performance requirements.

            (b) Each Code Section 162(m) Restricted Stock Award or Restricted Stock Unit shall be based upon the attainment of specified levels of Corporation or Subsidiary performance during a specified performance period, as measured by any or all of the Performance Measures.

            (c) For each designated performance period, the Committee shall (i) select those Employees who shall be eligible to receive a Restricted Stock Award or Restricted Stock Unit, (ii) determine the performance period, which may be a one to five fiscal year period, (iii) determine the target levels of Corporation or Subsidiary performance, and (iv) determine the number of shares subject to a Restricted Stock Award or Restricted Stock Unit to be paid to each selected Employee. Unless otherwise permitted in compliance with the requirements under
Section 162(m) with respect to "performance-based compensation," the Committee shall establish the performance goal(s) applicable to each Restricted Stock grant or Restricted Stock Unit no later than the earlier of (a) the date ninety
(90) days after the commencement of the applicable performance period or (b) the date on which 25% of the performance period has elapsed, and, in any event, at a time when the outcome of the performance goals remains substantially uncertain, or such other period as is permitted by Code Section 165(m).

            (d) For each performance period, the Committee shall certify, in writing: (i) if the Corporation has attained the performance targets, and (ii) the number of shares pursuant to the Code Section 162(m) Restricted Stock Award or Restricted Stock Unit that are to become freely transferable. The Committee shall have no discretion to waive all or part of the conditions, goals and restrictions applicable to the receipt of full or partial payment of a Code
Section 162(m) Restricted Stock Award or Restricted Stock Unit. Any certificate for shares under a Code Section 162(m) Restricted Stock Unit shall be issued only after the Committee certifies in writing that the performance goals and restrictions have been satisfied.

            (e) No shares under a Code Section 162(m) Restricted Stock Award or Restricted Stock Unit shall become transferable until the Committee certifies in writing that the performance goals and restrictions have been satisfied. Any dividends paid during the Restriction Period automatically shall be reinvested on behalf of the Employee in additional shares of Common Stock under the Plan, and such additional shares shall be subject to the same performance goals and restrictions as the other shares under the Code Section 162(m) Restricted Stock Award or Restricted Stock Unit.

            (f) Except as otherwise provided in this Article X, Section 10.4 and
Section 10.5 of the Plan, and subject to applicable federal and state securities laws, shares covered by each Code Section 162(m) Restricted Stock Award or Restricted Stock Unit made under the Plan may not be transferred, pledged, assigned, or otherwise alienated or hypothecated until the applicable performance targets and other restrictions are satisfied, as shall be certified in writing by the Committee. At such time, shares covered by the Code Section 162(m) Restricted Stock Award or Restricted Stock Unit shall become freely transferable by the Employee. Once the shares are released from the restrictions, the Employee shall be entitled to have the legend required by
Section 4.5 of the Plan removed from the applicable Common Stock certificate.

            (g) No Participant may be granted a Code Section 162(m) Restricted Stock Award or Restricted Stock Units during any one fiscal year of the Corporation for more than 200,000 shares of Common Stock.

      4.10 SETTLEMENT OF RESTRICTED STOCK UNIT AWARDS. If a Restricted Stock Unit is payable in Common Stock, the Corporation shall issue to a Participant on the date on which Restricted Stock Units subject to the Participant's Restricted Stock Unit vest or on such other date determined by the Committee, in its discretion, and set forth in the Agreement, one (1) share of Common Stock (and/or any other new, substituted or additional securities or other property pursuant to an adjustment described in Section 4.8 or Section 9.1) for each Restricted Stock Unit then becoming vested or otherwise to be settled on such date, subject to the withholding of applicable taxes. Notwithstanding the foregoing, if permitted by the Committee and set forth in the Agreement, the Participant may elect in accordance with terms specified in the Agreement to defer receipt of all or any portion of the shares of Common Stock, cash or other property otherwise issuable to the Participant pursuant to this Section 4.10.

                          V. PERFORMANCE SHARE AWARDS

      5.1 GRANT OF PERFORMANCE SHARE AWARDS. The Committee, at its discretion, may grant Performance Share Awards to Participants and may determine, on an individual or group basis, the performance goals to be attained pursuant to each Performance Share Award.

      5.2 TERMS OF PERFORMANCE SHARE AWARDS.

            (a) Performance Share Awards shall consist of rights to receive cash, Common Stock or a combination of each, if designated performance goals are achieved.

            (b) The terms of a Participant's Performance Share Award shall be set forth in his or her individual Performance Share Agreement. Each Agreement shall specify the performance goals applicable to a particular Participant or group of Participants, the period over which the targeted goals are to be attained, the payment schedule if the goals are attained, and any other general terms and conditions applicable to an individual Performance Share Award as the Committee shall determine.

            (c) Except as set forth in Section 5.3 of the Plan, the Committee, at its discretion, may waive all or part of the conditions, goals and restrictions applicable to the receipt of full or partial payment of a Performance Share Award.

            (d) Performance Share Awards may be granted in two different forms, at the discretion of the Committee as follows:

                  (i) Under one form, the Participant shall receive a Performance Share Award that consists of a legended certificate of Common Stock, restricted from transfer prior to the satisfaction of the designated performance goals and restrictions, as determined by the Committee and specified in the Participant's Performance Share Agreement.

                  (ii) Under the second form (a "Performance Share Award Unit"), the Participant shall receive a Performance Share Agreement from the Committee that specifies the performance goals and restrictions that must be satisfied before the Corporation shall issue the payment, which may be cash, a designated number of shares of Common Stock or a combination of the two.

            (e) Each certificate representing shares under a Performance Share Award shall bear the following legend:

                  The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary or by operation of law, is subject to certain restrictions on transfer set forth in the Perceptron, Inc. 2004 Stock Incentive Plan ("Plan"), rules and administrative guidelines adopted pursuant to such Plan and a Performance Share Agreement dated_________ . A copy of the Plan, such rules and such Performance Share Agreement may be obtained from the Secretary of Perceptron, Inc.

            (f) In its discretion, the Committee may, either at the time it grants a Performance Share Award or at any time thereafter, provide for the positive or negative adjustment of the performance goals applicable to a Performance Share Award granted to any Participant whose Performance Share Award has not been designated as a Code Section 162(m) Performance Share Award to reflect such Participant's individual performance in his or her position with the Corporation or such other factors as the Committee may determine.

            (g) An Agreement may provide for deferred payment in a lump sum or in installments. If any payment is to be made on a deferred basis, the Committee may, but shall not be obligated to, provide for the payment during the deferral period of Dividend Equivalents or interest.

            (h) If payment is to be made in shares of Common Stock, the number of such shares shall be determined by dividing the final value of the Performance Share Award by the value of a share of Common Stock determined by the method specified in the Agreement.

            (i) Participants holding Performance Share Awards or Performance Share Award Units shall have the same voting rights and rights to dividends and other distributions as would Participants holding Restricted Stock or Restricted Stock Units under Article IV.

      5.3 PERFORMANCE SHARE AWARDS GRANTED UNDER CODE SECTION 162(M). The Committee, at its discretion, may designate certain Performance Share Awards as granted pursuant to Code Section 162(m). Such Performance Share Awards must comply with the following additional requirements, which override any other provision set forth in this Article V:

            (a) The Committee, at its discretion, may grant Code Section 162(m) Performance Share Awards based upon pre-established, objective performance goals that are intended to satisfy the performance-based compensation requirements of Code Section 162(m) and the regulations promulgated thereunder. Further, at the discretion of the Committee, a Performance Share Award also may be subject to goals and restrictions in addition to the performance requirements.

            (b) Each Code Section 162(m) Performance Share Award shall be based upon the attainment of specified levels of Corporation or Subsidiary performance during a specified performance period, as measured by any or all of the Performance Measures.

            (c) For each designated performance period, the Committee shall (i) select those Employees who shall be eligible to receive a Code Section 162(m) Performance Share Award, (ii) determine the performance period, which may be a one to five fiscal year period, (iii) determine the target levels of Corporation or Subsidiary performance, and (iv) determine the Performance Share Award to be paid to each selected Employee. Unless otherwise permitted in compliance with the requirements under Section 162(m) with respect to "performance-based compensation," the Committee shall establish the performance goal(s) applicable to each Performance Share Award no later than the earlier of (a) the date ninety
(90) days after the commencement of the applicable performance period or (b) the date on which 25% of the performance period has elapsed, and, in any event, at a time when the outcome of the performance goals remains substantially uncertain, or such other period as is permitted by Code Section 165(m).

            (d) For each performance period, the Committee shall certify, in writing: (i) if the Corporation has attained the performance targets; and (ii) the cash or number of shares (or combination thereof) pursuant to the Code
Section 162(m) Performance Share Award that shall be paid to each selected Employee (or the number of shares that are to become freely transferable, if a Code Section 162(m) Performance Share Award is granted subject to attainment of the designated performance goals). The Committee shall have no discretion to waive all or part of the conditions, goals and restrictions applicable to the receipt of full or partial payment of a Code Section 162(m) Performance Share Award. Any certificate for shares under a Code Section 162(m) Performance Share Award Unit shall be issued only after the Committee certifies in writing that the performance goals and restrictions have been satisfied.

            (e) No shares under a Code Section 162(m) Performance Share Award shall become transferable until the Committee certifies in writing that the performance goals and restrictions have been satisfied.

            (f) Except as otherwise provided in this Article V or Section 10.4 of the Plan, and subject to applicable federal and state securities laws, shares covered by each Code Section 162(m) Performance Share Award made under the Plan may not be transferred, pledged, assigned, or otherwise alienated or hypothecated until the applicable performance targets and other restrictions are satisfied, as shall be certified in writing by the Committee. At such time, shares covered by the Code Section 162(m) Performance Share Award shall become freely transferable by the Participant. Once the shares are released from the restrictions, the Employee shall be entitled to have the legend required by
Section 5.2(e) removed from the applicable Common Stock certificate.

            (g) Participants holding Code Section 162(m) Performance Awards or Performance Share Award Units shall have the same voting rights and rights to dividends and other distributions as would Participants holding Code Section 162(m) Restricted Stock or Restricted Stock Units under Article IV.

            (h) No Participant may be granted a Code Section 162(m) Performance Share Award during any one fiscal year for more than 200,000 shares of Common Stock, except that if a Performance Share Award Unit payout is not based upon a set number of shares of Common Stock for achievement of the performance goals, then no Employee may receive a Code Section 162(m) Performance Share Award Unit which could result in such Employee receiving more than Five Hundred Thousand Dollars ($500,000) for each fiscal year of the Corporation contained in the performance period for such Award. No Employee may be granted more than one Performance Share Award for the same performance period.

            (i) If permitted under the Employee's Agreement, the Committee shall have the discretion, on the basis of such criteria as may be established by the Committee, to reduce some or all of the value of the Code Section 162(m) Performance Share Award that would otherwise be paid to the Employee upon its settlement notwithstanding the attainment of any performance goal. No such reduction may result in an increase in the amount payable upon settlement of another Participant's Code Section 162(m) Performance Share Award.

                       VI. DIRECTOR STOCK PURCHASE RIGHTS

      6.1 ELIGIBILITY. A Director of the Corporation may elect to purchase shares of Common Stock under the Plan using all or a portion of his or her cash fees received for services as a director of the Corporation for which the Director has not yet received payment (including but not limited to, quarterly retainer and Board/Committee meeting fees).

      6.2 ELECTIONS. Elections to purchase Common Stock under the Plan in lieu of cash compensation may be submitted to the Corporation annually, prior to the end of December of each calendar year or such other period established by the Committee. An election shall cover director cash compensation payable in the next calendar year.

      6.3 PURCHASE PRICE. Common Stock purchased by a Director hereunder shall have a purchase price equal to 100% of the Fair Market Value of the Corporation's Common Stock on the first day of the month in which the quarterly Director Fee Payment Date falls.

      6.4 TERMINATION OF SERVICES. If a Director ceases to remain on the Board for any reason, including but not limited to, voluntary or forced resignation, removal, failure to be re-elected as a director, death, Disability or retirement, the Director (or executor, administrator or legal representative, if applicable) shall receive share certificates for all cash director fees earned prior to the Director's departure from the Board for which the Director elected to receive Common Stock pursuant to this Article VI, but for which the Director has not yet received a share certificate. Such share certificates shall be issued following the next quarterly Director Fee Payment Date.

      6.5 NON-ASSIGNABILITY. Any Common Stock purchase right granted hereunder shall be exercised by the Director only and is nontransferable. Upon the death of a Director, any earned, but unpaid cash director fees for which the Director elected to receive Common Stock pursuant to this Article VI, shall be paid in the form of share certificates to the Director's executor, administrator or legal representative in accordance with Section 6.4 above.

      6.6 ADJUSTMENTS. The total amount of Common Stock to be received by a Director at the time of any issuance of a share certificate shall be appropriately adjusted for any increase or decrease in the number of outstanding shares of Common Stock resulting from stock dividends, stock splits, recapitalizations, reorganizations, mergers, combinations, exchanges or other relevant changes in the capital structure of the Corporation occurring from the Director Fee Payment Date on which such shares of Common Stock were earned to the date of issuance of the share certificate for such shares. The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Board in its sole discretion.

      6.7 RULE 16b-3 REQUIREMENTS. Notwithstanding any provision of the Plan, the Committee may impose such conditions on the purchase of shares of Common Stock hereunder as may be required to satisfy the requirements of Rule 16b-3 of the Exchange Act, as amended from time to time (or any successor rule). Notwithstanding any provision in the Plan to the contrary, the Committee shall have no discretion with respect to the terms of purchase made pursuant to this Article VI, except to the extent such discretion would not result in the purchase or the Plan failing to qualify for the exemption provided under Rule 16b-3.

      6.8 DELIVERY OF SHARES; RIGHTS PRIOR TO DELIVERY OF SHARES. By December 15th of each year, Directors electing to receive Common Stock will receive share certificates for shares earned during the year. A Director may request to receive Common Stock at any or each quarterly Director Fee Payment Date. No Participant shall have any rights as a shareholder with respect to shares of Common Stock covered by a purchase right until the issuance of a stock certificate. No adjustment shall be made for dividends or other rights with respect to such shares for which the record date is prior to the date the certificate is issued.

                           VII. DEFERRED STOCK UNITS

      7.1 ESTABLISHMENT OF DEFERRED STOCK UNIT PROGRAM. The Committee, in its discretion and upon such terms and conditions as it may determine, may establish one or more programs pursuant to the Plan under which:

            (a) Participants designated by the Committee who are among a select group of management or highly compensated Employees may irrevocably elect, prior to a date specified by the Committee, to reduce such Participant's compensation otherwise payable in cash (subject to any minimum or maximum reductions imposed by the Committee) and to be granted automatically at such time or times as specified by the Committee one or more awards of Deferred Stock Units with respect to such numbers of shares of Common Stock as determined in accordance with the rules of the program established by the Committee and having such other terms and conditions as established by the Committee.

            (b) Participants designated by the Committee who are among a select group of management or highly compensated Employees may irrevocably elect, prior to a date specified by the Committee, to be granted automatically an award of Deferred Stock Units with respect to such number of shares of Common Stock and upon such other terms and conditions as established by the Committee in lieu of:

                  (i) shares of Common Stock otherwise issuable to such Participant upon the exercise of an Option;

                  (ii) cash or shares of Common Stock otherwise issuable to such Participant upon the exercise of a Stock Appreciation Right;

                  (iii) shares of Common Stock otherwise issuable to such Participant upon the settlement of a Restricted Stock Unit;

                  (iv) cash or shares of Common Stock otherwise issuable to such Participant upon the settlement of a Performance Share Award; or

                  (v) shares of Common Stock otherwise issuable in connection with a Director Stock Purchase Right.

      7.2 TERMS AND CONDITIONS OF DEFERRED STOCK UNITS. Deferred Stock Units granted pursuant to this Section 7.2 shall be evidenced by Agreements in such form as the Committee shall from time to time establish. No such Deferred Stock Unit or purported Deferred Stock Unit shall be a valid and binding obligation of the Corporation unless evidenced by a fully executed Agreement. Agreements evidencing Deferred Stock Units may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

            (a) Deferred Stock Units shall not be subject to any vesting conditions.

            (b) Participants shall have no voting rights with respect to shares of Common Stock represented by Deferred Stock Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Corporation or of a duly authorized transfer agent of the Corporation). However, a Participant shall be entitled to receive Dividend Equivalents with respect to the payment of cash dividends on Common Stock having a record date prior to date on which Deferred Stock Units held by such Participant are settled. Such Dividend Equivalents shall be paid by crediting the Participant with additional whole and/or fractional Deferred Stock Units as of the date of payment of such cash dividends on Common Stock. The method of determining the number of additional Deferred Stock Units to be so credited shall be specified by the Committee and set forth in the Agreement. Such additional Deferred Stock Units shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time (or as soon thereafter as practicable) as the Deferred Stock Units originally subject to the Deferred Stock Unit award. In the event of a dividend or distribution paid in shares of Common Stock or any other adjustment made upon a change in the capital structure of the Corporation as described in Section 9.1, appropriate adjustments shall be made in the Participant's Deferred Stock Unit so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would be entitled by reason of the shares of Common Stock issuable upon settlement of the award.

            (c) A Participant electing to receive an award of Deferred Stock Units pursuant to this Section 7.2, shall specify at the time of such election a settlement date with respect to such award. The Corporation shall issue to the Participant as soon as practicable following the earlier of the settlement date elected by the Participant or the date of termination of the Participant's employment, a number of whole shares of Common Stock equal to the number of whole Deferred Stock Units subject to the Deferred Stock Unit Award. Such shares of Common Stock shall be fully vested, and the Participant shall not be required to pay any additional consideration (other than applicable tax withholding) to acquire such shares. Any fractional Deferred Stock Unit subject to the Deferred Stock Unit Award shall be settled by the Corporation by payment in cash of an amount equal to the Fair Market Value as of the payment date of such fractional share.

                  VIII. TERMINATION OF EMPLOYMENT OR SERVICES

      8.1 OPTIONS AND STOCK APPRECIATION RIGHTS.

            (a) If, prior to the date that an Option or Stock Appreciation Right first becomes Vested, a Participant terminates employment or services for any reason, the Participant's right to exercise the Option or Stock Appreciation Right shall terminate and all rights thereunder shall cease.

            (b) If, on or after the date that an Option or Stock Appreciation Right first becomes Vested, a Participant terminates employment or services for any reason other than death or

Disability, the Participant shall have the right within the period specified in the Participant's Agreement to exercise the Option or Stock Appreciation Right to the extent that it was exercisable and unexercised on the date of the Participant's termination of employment or services, subject to any other limitation on the exercise of the Option or Stock Appreciation Right in effect on the date of exercise; provided, however, that the beneficial tax treatment of an Incentive Stock Option may be forfeited if the Option is exercised more than three months after a Participant's termination of employment.

            (c) If, on or after the date that an Option or Stock Appreciation Right first becomes Vested, a Participant terminates employment or services due to death while an Option or Stock Appreciation Right is still exercisable, the person or persons to whom the Option or Stock Appreciation Right shall have been transferred by will or by the laws of descent and distribution, shall have the right within the exercise period specified in the Participant's Agreement to exercise the Option or Stock Appreciation Right to the extent that it was exercisable and unexercised on the Participant's date of death, subject to any other limitation on exercise in effect on the date of exercise; provided, however, that the beneficial tax treatment of an Incentive Stock Option may be forfeited if the Option is exercised more than one year after a Participant's date of death. If the Participant dies after termination of employment or services while the Option or Stock Appreciation Right is still exercisable, the Option or Stock Appreciation Right shall be exercisable in accordance with the terms of paragraph (c) above.

            (d) If, on or after the date that an Option or Stock Appreciation Right first becomes Vested, a Participant terminates employment or services due to Disability, the Participant shall have the right, within the exercise period specified in the Participant's Agreement to exercise the Option or Stock Appreciation Right to the extent that it was exercisable and unexercised on the date of the Participant's termination of employment or services, subject to any other limitation on the exercise of the Option or Stock Appreciation Right in effect on the date of exercise; provided, however, that the beneficial tax treatment of an Incentive Stock Option may be forfeited if the Option is exercised more than one year after a Participant's termination of employment due to Disability.

            (e) The Committee may designate in a Participant's Agreement that an Option or Stock Appreciation Right shall terminate at an earlier or later time than set forth above.

            (f) The Committee, at the time of a Participant's termination of employment or services, may accelerate a Participant's right to exercise an Option or extend the exercise period of an Option or Stock Appreciation Right (but in no event past the tenth anniversary of the Grant Date of such Option or Stock Appreciation Right); provided, however that the extension of the exercise period for an Incentive Stock Option may cause such Option to forfeit its preferential tax treatment.

            (g) Shares subject to Options and Stock Appreciation Rights that are not exercised in accordance with the provisions of paragraph (a) through (f) above shall expire and be forfeited by the Participant as of their expiration date and, subject to Section 1.6, shall become available for new grants and awards under the Plan as of such date.

      8.2 RESTRICTED STOCK GRANTS AND UNITS. If a Participant terminates employment or services for any reason, the Participant's rights to shares of Common Stock subject to a Restricted Stock grant or Restricted Stock Unit that are still subject to the Restriction Period automatically shall terminate and be forfeited by the Participant (or, if the Participant was required to pay a purchase price for the Restricted Stock, other than the performance of services, the Corporation shall have the option to repurchase for the purchase price paid by the Participant any shares acquired by the Participant which are still subject to the Restriction Period) and, subject to Section 1.6, said shares shall be available for new grants and awards under the Plan as of such termination date; provided, however, that the Committee, in its sole discretion, may include a provision in a Participant's Restricted Stock or Restricted Stock Unit Agreement providing for the continuation of a Restricted Stock grant or Restricted Stock Unit after a Participant terminates employment or services or waiving or changing the remaining restrictions or adding additional restrictions with respect to any Restricted Stock grant or Restricted Stock Unit that would otherwise be forfeited, as it deems appropriate, or may otherwise waive or change all or part of the remaining restrictions or add additional restrictions to any such Restricted Stock grant or Restricted Stock Unit. Notwithstanding the foregoing, the Committee shall not waive any restrictions on a Code Section 162(m) Restricted Stock Award or Restricted Stock Unit, but the Committee may include a provision in an Employee's Code Section 162(m) Restricted Stock or Restricted Stock Unit Agreement stating that upon the Employee's termination of employment due to (i) death, (ii) Disability, or (iii) involuntary termination by the Corporation without cause (as defined in such agreement) prior to the attainment of the associated performance goals and the termination of the Restriction Period, that the performance goals and restrictions shall be deemed to have been satisfied on terms determined by the Committee.

      8.3 PERFORMANCE SHARES. Performance Share Awards shall expire and be forfeited by a Participant upon the Participant's termination of employment or services for any reason, and, subject to Section 1.6, such shares shall be available for new grants and awards under the Plan as of such termination date; provided, however, that the Committee, in its discretion, may include a provision in a Participant's Performance Share Award Agreement providing for the continuation of a Performance Share Award after a Participant terminates employment or services or waiving or changing all or part of the conditions, goals and restrictions applicable to the receipt of full or partial payment of a Performance Share Award or may otherwise waive or change all or part of the conditions, goals and restrictions applicable to such Performance Share Award. Notwithstanding the foregoing, the Committee shall not waive any restrictions on a Code Section 162(m) Performance Share Award, but the Committee may include a provision in an Employee's Code Section 162(m) Performance Share Agreement stating that upon the Employee's termination of employment due to (i) death,
(ii) Disability, or (iii) involuntary termination by the Corporation without cause (as defined in such Agreement) prior to the attainment of the associated performance goals and restrictions, that the performance goals and restrictions shall be deemed to have been satisfied on terms determined by the Committee.

      8.4 OTHER PROVISIONS. The transfer of an Employee from one corporation to another among the Corporation and any of its Subsidiaries, or a leave of absence under the leave policy of the Corporation or any of its Subsidiaries, shall not be a termination of employment for purposes of the Plan, unless a provision to the contrary is expressly stated by the Committee in a Participant's Agreement issued under the Plan.

                     IX. ADJUSTMENTS AND CHANGE IN CONTROL

      9.1 ADJUSTMENTS.

            (a) The total amount of Common Stock for which Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Share Awards, Director Stock Purchase Rights and Deferred Stock Units may be issued under the Plan, the number of shares subject to any such grants, awards or purchases (both as to the number of shares of Common Stock and exercise price), and the limit on the number of shares that can be included in an Award under Sections 2.1, 3.1, 4.9(g) and 5.3(h), shall be adjusted pro rata for any increase or decrease in the number of outstanding shares of Common Stock resulting from payment of a stock dividend on Common Stock, a subdivision or combination of shares of Common Stock, a reclassification of Common Stock or other similar transaction determined by the Committee to be covered by this
Section 9.1(a); provided, however, in each case, that, with respect to Incentive Stock Options, any such adjustment shall be made in accordance with Section 422 of the Code or any successor provision thereto to the extent that such Option is intended to remain an Incentive Stock Option. Such adjustment shall be made by the Committee or the Board, whose determination in that respect shall be final, binding and conclusive.

            (b) In the event of a proposed dissolution or liquidation of the Corporation, the Committee shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Committee in its discretion may provide for a Participant to have the right to exercise his or her Option, Stock Appreciation Right, Restricted Stock grant, Restricted Stock Units, Performance Share Award or Deferred Stock Unit in full for a period specified by the Committee as to all of the shares of Common Stock covered thereby, including shares as to which the Option, Stock Appreciation Right, Restricted Stock grant, Restricted Stock Unit, Performance Share Award or Deferred Stock Unit would not otherwise be exercisable, subject to the proposed dissolution or liquidation taking place at the time and in the manner contemplated. In addition, the Committee may provide that any re-purchase option of the Corporation applicable to the shares purchased upon exercise of an Option, Stock Appreciation Right, Restricted Stock grant, Restricted Stock Unit, Performance Share Award, Director Stock Purchase Rights or Deferred Stock Unit shall lapse as to all such shares, provided that the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option, Stock Appreciation Right, Restricted Stock grant, Restricted Stock Unit, Performance Share Award or Deferred Stock Unit shall terminate immediately prior to the consummation of the proposed dissolution or liquidation.

            (c) In the event of a merger of the Corporation with or into another corporation where the Corporation is not the surviving corporation, a reverse triangular merger where the Corporation is the surviving corporation, but its stock is exchanged for stock of the parent company of the other party to the merger, the sale of substantially all of the assets of the Corporation, the reorganization of the Corporation or other similar transaction determined by the Committee to be covered by this Section 9.1(c), it is intended that each outstanding Option, Stock Appreciation Right, Restricted Stock grant, Restricted Stock Unit, Performance Share Award, Director Stock Purchase Right or Deferred Stock Unit shall be assumed or an equivalent option or right substituted by the successor corporation, the parent or a subsidiary of the successor corporation or the parent of the Corporation following a reverse triangular merger. In the event that such successor corporation (or the parent or a subsidiary thereof or the parent of the Corporation following a reverse triangular merger) refuses to assume or substitute for the Option, Stock Appreciation Right, Restricted Stock grant, Restricted Stock Unit, Performance Share Award, Deferred Stock Unit, or Director Stock Purchase Right, the Participant shall fully vest in and have the right to exercise the Option, Stock Appreciation Right, Restricted Stock grant, Restricted Stock Unit, Performance Share Award or Deferred Stock Unit in full, including shares which would not otherwise be vested or exercisable, and the Participant shall have his or her Director Stock Purchase Right paid in full in Common Stock for services through the date of the consummation of the transaction. If an Option, Stock Appreciation Right, Restricted Stock grant, Restricted Stock Unit, Performance Share Award or Deferred Stock Unit becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger, sale of assets, reorganization or other transaction, the Committee shall notify the Participant in writing or electronically that the Option, Stock Appreciation Right, Restricted Stock grant, Restricted Stock Unit, Performance Share Award or Deferred Stock Unit shall be fully vested and exercisable for a period specified by the Committee from the date of such notice, provided that if such period expires prior to the consummation of the merger, sale of assets, reorganization or other transaction, any exercise shall be subject to the proposed merger, sale of assets or other transaction taking place, and the Option, Stock Appreciation Right, Restricted Stock grant, Restricted Stock Unit, Performance Share Award or Deferred Stock Unit shall terminate upon the expiration of such period (or the consummation of the merger, sale of assets, reorganization or other transaction, if later). For the purposes of this paragraph, the Option, Stock Appreciation Right, Restricted Stock grant, Restricted Stock Unit, Performance Share Award or Deferred Stock Unit shall be considered assumed if, following the merger, sale of assets, reorganization or other transaction, the option or right confers the right to purchase or receive, for each share covered by the Participant's Option, Stock Appreciation Right, Restricted Stock grant, Restricted Stock Unit, Performance Share Award or Deferred Stock Unit immediately prior to such transaction, the consideration (whether stock, cash, or other securities or property) received in the merger, sale of assets, reorganization, or other transaction, by holders of Common Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration determined by the Committee); provided, however, that if such consideration received in the merger, sale of assets, reorganization, or other transaction, is not solely common stock of the successor corporation (or the parent or a subsidiary thereof), the Committee may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, Stock Appreciation Right, Restricted Stock grant, Restricted Stock Unit, Performance Share Award or Deferred Stock Unit, for each share of Common Stock subject to the Option, Stock Appreciation Right, Restricted Stock grant, Restricted Stock Unit, Performance Share Award or Deferred Stock Unit to be solely (i) common stock of the successor corporation (or the parent or a subsidiary thereof) equal in Fair Market Value to the per share consideration received by holders of Common Stock in the merger, sale of assets, reorganization or other transaction, or (ii) cash.

            (d) In the event of a proposed spin-off or a transfer by the Corporation of a portion of its assets resulting in the employment of certain Participants by the spin-off entity or the entity acquiring assets of the Corporation, the Committee may make whatever adjustments it determines appropriate with respect to such terminating Participants.

            (e) The foregoing adjustments shall be made by the Committee. Any such adjustment may provide for the elimination of any fractional share which might otherwise become subject to an Option, Stock Appreciation Right, Restricted Stock grant, Restricted Stock Unit, Performance Share Award, Director Stock Purchase Right or Deferred Stock Unit. The Committee need not make the same adjustments for each Participant.

      9.2 CHANGE IN CONTROL.

            (a) The Committee in its discretion may provide in a Participant's Agreement or otherwise, notwithstanding anything contained herein to the contrary, that in the event of a Change in Control, or the occurrence of a Change in Control and such other event or events as determined by the Committee, any or all of the following will occur: (i) any outstanding Option or Stock Appreciation Right granted to such Participant hereunder immediately shall become fully Vested and exercisable in full, regardless of any installment provision applicable to such Option or Stock Appreciation Right; (ii) the remaining Restriction Period on any shares of Common Stock subject to a Restricted Stock grant or Restricted Stock Unit hereunder immediately shall lapse and the shares shall become fully transferable, subject to any applicable federal or state securities laws; (iii) all performance goals and conditions shall be deemed to have been satisfied and all restrictions shall lapse on any outstanding Performance Share Awards granted to such Participant hereunder, and such Awards shall become payable in full; (iv), for purposes of any Deferred Stock Unit granted to such Participant hereunder, payments due under the Deferred Stock Unit should become immediately payable; or (v) such other treatment as the Committee may determine.

            (b) The Committee may, in its sole discretion and without the consent of any Participant, determine that, upon the occurrence of a Change in Control, each or any Option or Stock Appreciation Right outstanding immediately prior to the Change in Control shall be canceled in exchange for a payment with respect to each vested share of Common Stock subject to such canceled Option or Stock Appreciation Right in (i) cash, (ii) stock of the Corporation or of a corporation or other business entity a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the excess of the Fair Market Value of the consideration to be paid per share of Common Stock in the Change in Control over the exercise price per share under such Option or Stock Appreciation Right (the "Spread"). In the event such determination is made by the Committee, the Spread (reduced by applicable withholding taxes, if any) shall be paid to Participants in respect of their canceled Options and Stock Appreciation Rights as soon as practicable following the date of the Change in Control.

                                X. MISCELLANEOUS

      10.1 PARTIAL EXERCISE/FRACTIONAL SHARES. The Committee may permit, and shall establish procedures for, the partial exercise of Options and Stock Appreciation Rights granted under the Plan. No fractional shares shall be issued in connection with the exercise of an Option, a Stock Appreciation Right or Director Stock Purchase Right or payment of a Restricted Stock award, Restricted Stock Unit, Performance Share Award or Deferred Stock Unit; instead, the Fair Market Value of the fractional shares shall be paid in cash, or at the discretion of the Committee, the number of shares shall be rounded down to the nearest whole number of shares and any fractional shares shall be disregarded, and, in the case of an Option, the number of shares subject to the Option shall be rounded down to the nearest whole number of shares and any fractional shares shall be disregarded.

      10.2 RULE 16b-3 REQUIREMENTS. Notwithstanding any other provision of the Plan, the Committee may impose such conditions on the exercise of an Option or Stock Appreciation Right (including, without limitation, the right of the Committee to limit the time of exercise to specified periods), the grant of Restricted Stock or Restricted Stock Unit, the payment of a Performance Share Award or Deferred Stock Unit, or a Director Stock Purchase Right, as may be required to satisfy the requirements of Rule 16b-3 of the Exchange Act.

      10.3 RIGHTS PRIOR TO ISSUANCE OF SHARES. No Participant shall have any rights as a shareholder with respect to shares covered by an Option, Stock Appreciation Right, Restricted Stock grant, Restricted Stock Unit, Performance Share Award, Director Stock Purchase Right, or Deferred Stock Unit until the issuance of a stock certificate for such shares. Except as otherwise provided in the Plan, no adjustment shall be made for dividends or other rights with respect to such shares for which the record date is prior to the date the certificate is issued.

      10.4 NON-ASSIGNABILITY. Except as otherwise determined by the Committee in its discretion, the following restrictions on assignability of any award under the Plan shall apply to all

Participants: (i) no Option, Stock Appreciation Right, Restricted Stock grant, Restricted Stock Unit, Performance Share Award, Director Stock Purchase Right or Deferred Stock Unit shall be transferable by a Participant except by will or the laws of descent and distribution; (ii) during the lifetime of a Participant, an Option, Stock Appreciation Right, Restricted Stock grant, Restricted Stock Unit, Director Stock Purchase Right or Deferred Stock Unit shall be exercised only by the Participant, except in the event of the Participant's Disability, in which case the Participant's legal guardian or the individual designated in the Participant's durable power of attorney may exercise the Option, Stock Appreciation Right, Restricted Stock grant, Restricted Stock Unit, Director Stock Purchase Right or Deferred Stock Unit; and (iii) any transferee of the Option, Stock Appreciation Right, Restricted Stock grant, Restricted Stock Unit, Performance Share Award, Director Stock Purchase Right or Deferred Stock Unit shall take the same subject to the terms and conditions of this Plan. No transfer of an Option, Stock Appreciation Right, Restricted Stock grant, Restricted Stock Unit, Performance Share Award, Director Stock Purchase Right or Deferred Stock Unit by will or the laws of descent and distribution, or as otherwise permitted by the Committee, shall be effective to bind the Corporation unless the Corporation shall have been furnished with written notice thereof and a copy of the will and/or such evidence as the Corporation may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of the Option, Stock Appreciation Right, Restricted Stock grant, Restricted Stock Unit, Performance Share Award, Director Stock Purchase Right or Deferred Stock Unit.

      10.5 SECURITIES LAWS.

            (a) Anything to the contrary herein notwithstanding, the Corporation's obligation to sell and deliver Common Stock pursuant to the exercise of an Option or Stock Appreciation Right or deliver Common Stock pursuant to a Restricted Stock grant, Restricted Stock Unit, Performance Share Award, Director Stock Purchase Rights or Deferred Stock Unit is subject to such compliance with federal and state laws, rules and regulations applying to the authorization, issuance or sale of securities as the Corporation deems necessary or advisable. The Corporation shall not be required to sell and deliver or issue Common Stock unless and until it receives satisfactory assurance that the issuance or transfer of such shares shall not violate any of the provisions of the Securities Act of 1933 or the Securities Exchange Act of 1934, or the rules and regulations of the Securities Exchange Commission promulgated thereunder or those of The Nasdaq Stock Market or any stock exchange, recognized trading market or quotation system on which the Common Stock may be listed or traded, or the provisions of any state securities laws, or that there has been compliance with the provisions of such acts, rules, regulations and laws.

            (b) The Committee may impose such restrictions on any shares of Common Stock acquired pursuant to the exercise of an Option, Stock Appreciation Right or a Deferred Stock Unit, the grant of Restricted Stock or a Restricted Stock Unit, the payment of a Performance Share Award or pursuant to a Director Stock Purchase Right under the Plan as it may deem advisable, including, without limitation, restrictions (i) under applicable federal securities laws, (ii) under the requirements of The Nasdaq Stock Market or any other securities exchange, recognized trading market or quotation system upon which such shares of Common Stock are then listed or traded, and (iii) under any state securities laws applicable to such shares. No shares shall be issued until counsel for the Corporation has determined that the Corporation has complied with all requirements under appropriate securities laws.

      10.6 WITHHOLDING TAXES.

            (a) The Corporation shall have the right to withhold from a Participant's compensation or require a Participant to remit sufficient funds to satisfy applicable withholding for income and employment taxes upon the exercise of an Option or Stock Appreciation Right, the lapse of the Restriction Period on shares of Common Stock subject to a Restricted Stock grant or Restricted Stock Unit or the payment of a Performance Share Award, Director Stock Purchase Right or Deferred Stock Unit, to the extent the Corporation is required to withhold such taxes. The Committee may permit a Participant to make a written election to tender previously-acquired shares of Common Stock or have shares of stock withheld from the exercise to satisfy applicable withholding for income and employment taxes associated with an Award under this Plan; provided that the shares have an aggregate Fair Market Value sufficient to satisfy in whole or in part the applicable withholding taxes. The Committee may permit a Participant to use the cashless exercise procedure of Section 2.4 to satisfy the withholding requirements related to the exercise of an Option. At no point shall the Corporation withhold more shares than are necessary to meet the established tax withholding requirements of federal, state and local obligations.

            (b) A Participant subject to the insider trading restrictions of
Section 16(b) of the Exchange Act may use Common Stock to satisfy the applicable withholding requirements only if such disposition is approved in accordance with Rule 16b-3 of the Exchange Act. Any election by a Participant to utilize Common Stock for withholding purposes is further subject to the discretion of the Committee.

      10.7 TERMINATION AND AMENDMENT.

            (a) The Plan shall continue in effect until the earlier of October 22, 2014, its termination by the Board or the date on which all of the shares of Common Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the agreements evidencing Awards granted under the Plan have lapsed. The Board may terminate the Plan, the granting of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Share Awards or Deferred Stock Units under the Plan, or purchases of Common Stock pursuant to the Director Stock Purchase Rights, at any time.

            (b) The Board may amend or modify the Plan at any time and from time to time, but no amendment or modification shall, without the approval of the shareholders of the Corporation, (i) materially increase the benefits accruing to Participants under the Plan; (ii) increase the amount of Common Stock for which grants and awards may be made under the Plan, except as permitted under Sections 1.6 and 9.1; (iii) change the provisions relating to the eligibility of individuals to whom grants and awards may be made under the Plan; (iv) permit the repricing of Options or Stock Appreciation Rights as prohibited by Section 1.7; or (v) permit the granting of Options (other than Indexed Options) with exercise prices less than Fair Market Value on the date of grant. In addition, so long as the Corporation's Common Stock is listed on The Nasdaq Stock Market or another stock exchange, the Board may not amend the Plan in a fashion requiring approval of the shareholders of the Corporation under the rules of The Nasdaq Stock Market or such other stock exchange, without obtaining the approval of the shareholders.

            (c) No amendment, modification, or termination of the Plan shall in any manner affect (i) any Option, Stock Appreciation Right, Restricted Stock grant, Restricted Stock Unit, Performance Share Award or Deferred Stock Unit granted under the Plan without the consent of the Participant holding the Option, Stock Appreciation Right, Restricted Stock grant, Restricted Stock Unit, Performance Share Award or Deferred Stock Unit, except as set forth in any Agreement relating to such Option, Stock Appreciation Right, Restricted Stock grant, Restricted Stock Unit, Performance Share Award or Deferred Stock Unit granted under the Plan or (ii) any election to purchase Common Stock pursuant to a Director Stock Purchase Right made prior to such amendment, modification or termination of the Plan, without the consent of the Participant who made such election.

      10.8 EFFECT ON EMPLOYMENT. Neither the adoption of the Plan nor the granting of any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Share Award, Director Stock Purchase Right or Deferred Stock Unit pursuant to the Plan shall be deemed to create any right in any individual to be retained or continued in the employment, or as a non-employee director or Consultant, of the Corporation or a Subsidiary.

      10.9 USE OF PROCEEDS. The proceeds received from the sale of Common Stock pursuant to the Plan will be used for general corporate purposes of the Corporation.

      10.10 REPURCHASE RIGHTS. Shares of Common Stock issued under the Plan may be subject to one or more repurchase options, or other conditions and restrictions, as determined by the Committee in its discretion at the time the Award is granted. The Corporation shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Corporation. Upon request by the Corporation, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Common Stock hereunder and shall promptly present to the Corporation any and all certificates representing shares of Common Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

      10.11 SEVERABILITY. If any one or more of the provisions (or any part thereof) of this Plan or of any Agreement issued hereunder, shall be held to be invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan or of any Agreement shall not in any way be affected or impaired thereby. The Corporation may, without the consent of any Participant, and in a manner determined necessary solely in the discretion of the Corporation, amend the Plan and any outstanding Agreement as the Corporation deems necessary to ensure the Plan and all Awards remain valid, legal or enforceable in all respects.

      10.12 BENEFICIARY DESIGNATION. Subject to local laws and procedures, each Participant may file with the Corporation a written designation of a beneficiary who is to receive any benefit under the Plan to which the Participant is entitled in the event of such Participant's death before he or she receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Corporation, and will be effective only when filed by the Participant in writing with the Corporation during the Participant's lifetime. If a married Participant designates a beneficiary other than the Participant's spouse, the effectiveness of such designation may be subject to the consent of the Participant's spouse. If a Participant dies without an effective designation of a beneficiary who is living at the time of the Participant's death, the Corporation will pay any remaining unpaid benefits to the Participant's legal representative.

      10.13 UNFUNDED OBLIGATION. Participants shall have the status of general unsecured creditors of the Corporation. Any amounts payable to Participants pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974. The Corporation shall not be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Corporation shall retain at all times beneficial ownership of any investments, including trust investments, which the Corporation may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Committee or the Corporation and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant's creditors in any assets of the Corporation. The Participants shall have no claim against the Corporation for any changes in the value of any assets which may be invested or reinvested by the Corporation with respect to the Plan.

      10.14 APPROVAL OF PLAN. Unless this Plan has been approved by the shareholders of the Corporation within 12 months after adoption of the Plan by the Board, as required by Section 422 of the Code, this Plan, and any grants or awards made hereunder, shall be of no further force or effect.

      IN WITNESS WHEREOF, this 2004 Stock Incentive Plan has been executed on behalf of the Corporation on the 22nd day of October, 2004.

                                         PERCEPTRON, INC.

                                         By: /s/ Alfred A. Pease
                                         ---------------------------------------
                                         Alfred A. Pease,
                                         President and Chief Executive Officer

                      BOARD OF DIRECTORS APPROVAL: 10/22/04
                              SHAREHOLDER APPROVAL:

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

                                                                      APPENDIX 2

                                PERCEPTRON, INC.
                          EMPLOYEE STOCK PURCHASE PLAN
                     (AMENDED AND RESTATED OCTOBER 22, 2004)

      1. Purpose. The purpose of the Perceptron, Inc. Employee Stock Purchase Plan (the "Plan") is to promote the best interests of Perceptron, Inc. (the "Company") and its shareholders by encouraging employees of the Company and its subsidiaries to acquire a proprietary interest in the Company, thus identifying their interests with those of shareholders and encouraging the employees to make even greater efforts on behalf of the Company. The Plan is intended to constitute an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code").

      2. Certain Definitions. As used in this Plan, the term "subsidiary" of the Company means any "subsidiary corporation" as defined in Section 424(f) of the Code; the term "employee" means an individual with an "employment relationship" with the Company or any subsidiary as defined in Regulation 1.421-7(h) of the Income Tax Regulations; the term "employment" means employment with the Company, or a subsidiary of the Company; and the term "Purchase Period" means a six-month offering period commencing each January 1 and July 1.

      3. Stock. The stock subject to option and purchase under the Plan shall be the Common Stock of the Company (the "Common Stock"). The total amount of Common Stock on which options may be granted under the Plan shall not exceed 250,000 shares, subject to adjustment in accordance with Section 12 of the Plan. Shares of Common Stock subject to any unexercised portion of a terminated, cancelled or expired option granted under the Plan may again be used for option grants under the Plan.

      4. Administration. The Plan shall be administered by a Committee (the "Committee") of the Board of Directors ("Board"). The Committee may prescribe rules and regulations from time to time for the administration of the Plan and may decide questions which may arise with respect to its interpretation or application. The decisions of the Committee in interpreting the Plan shall be final, conclusive and binding on all persons, including the Company, its subsidiaries, employees and optionees. The Committee, from time to time, shall grant to eligible employees on a uniform basis, options to purchase Common Stock pursuant to the terms and conditions of the Plan. In the event of insufficient shares during a Purchase Period, the Committee shall allocate the right to purchase shares to each participant in the same proportion that such participant's total current base salary paid by the Company for the Purchase Period bears to the total of such base salaries paid by the Company to all participants during the same period. All excess funds withheld, as a result of insufficient shares, shall be returned to the participant employees.

      5. Participants. Except as provided in Section 6 of the Plan, any employee who is in the employ of the Company or any subsidiary of the Company on the offering dates (i) whose customary employment with the Company or a subsidiary is more than 20 hours per week, (ii) who works more than five months a year and (iii) who have been employed by the Company or a subsidiary for at least six months, is eligible to participate in the Plan in accordance with its terms.

      6. Ownership and Purchase Limitations. Notwithstanding anything herein to the contrary, no employee shall be entitled to participate in an offering under the Plan if such employee, immediately after a grant under this Plan, would, in the aggregate, own, and/or hold options to purchase, shares of Common Stock equal to or exceeding five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of its subsidiary corporations. The rules of Section 424(d) of the Code shall apply for the purpose of determining such stock ownership. With respect to individual employees, Section 424(d) of the Code provides that an employee shall be considered as owning the stock owned directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants. No employee shall be granted an option under the Plan which, together with options granted under all employee stock purchase plans (qualified under Section 423 of the Code) of the Company and its subsidiaries permits the employee to accrue option rights to purchase shares in any calendar year in excess of $25,000 of fair market value of such shares (determined at the time an option is granted). For purposes of this Plan, the "grant date" shall be the first day of each Purchase Period, as defined in Section 2 of the Plan.

      7. Option Price. The exercise price of each option granted under the Plan shall be equal to the "Discount" multiplied by the fair market value per share of the Common Stock on the grant date. The term "Discount" shall mean a percentage not less than 85%. The Discount shall be 85% unless otherwise determined by the Committee in its sole discretion on or before the grant date. For purposes of this Plan, the fair market value per share shall be deemed to be:

            (a) the average of the closing sales prices of the Common Stock on the principal securities exchange on which the Common Stock may at the time be listed (or, if there have been no sales on such exchange on any day, the average of the closing high bid and low asked prices on such exchange at the end of such day) for the five (5) consecutive trading days on such exchange immediately preceding the grant date; or

            (b) if the Common Stock is not listed on a securities exchange, the average of the closing sales prices of the Common Stock on The Nasdaq Stock Market (or, if there have been no sales on The Nasdaq Stock Market on any such day, the average of the closing high bid and low asked prices on The Nasdaq Stock Market at the end of such day) for the five (5) consecutive trading days on The Nasdaq Stock Market immediately preceding the grant date; or

            (c) if the Common Stock is not listed on any domestic stock exchange or The Nasdaq Stock Market, the average of the mean between the closing high bid and low asked price as reported by the OTC Bulletin Board for the five (5) consecutive trading days on the OTC Bulletin Board immediately preceding the grant date; or

            (d) if none of the foregoing clauses apply, the fair value as determined in good faith by the Committee.

      8. Payment for Option Shares.

            (a) Shares Under Option. An eligible employee may elect to participate in an offering by delivering to the Company an election to participate and a payroll deduction form within a certain period of time, which period shall be designated by the Committee prior to each offering date (the "Election Period") and which election shall become irrevocable as to the applicable Purchase Period at the end of the Election Period. An eligible employee's election to participate and payroll deduction form from the preceding Election Period automatically shall carry over to the next Election Period unless affirmatively revoked in writing by the employee. An employee who elects to participate may not authorize payroll deductions which, in the aggregate, are more than ten percent (10%) of the employee's after-tax base salary (not including overtime and bonus payments). Only whole shares of Common Stock may be purchased under the Plan.

            (b) A participating employee may not authorize payroll deductions for less than an entire Purchase Period. An employee may suspend payroll deductions during a Purchase Period at any time, and all funds withheld prior to such suspension, which have not yet been applied to the purchase of Common Stock, shall, at the employee's election, be used to exercise the option on the Purchase Date to the extent payroll deductions were made prior to such suspension or be returned by the Company to the employee as soon as practicable.

            (c) Payroll deductions shall commence on the first payroll date in the Purchase Period and shall continue until the last payroll date in the Purchase Period; provided, however, that unless an election is revoked, such election shall continue into successive six month Purchase Periods.

            (d) A participating employee's option shall be deemed to have been exercised at the close of business on the last business day of the Purchase Period, to the extent of the payroll deductions withheld during such Purchase Period, which shall be the earlier of (i) the last day in the six month period following the grant date or (ii) the date on which the Purchase Period is terminated pursuant to Section 13.

            (e) The Company retains the right to designate an exclusive broker to handle the Common Stock transactions under the Plan. As soon as practicable after the end of the Purchase Period, the Company shall deliver to each employee or a designated brokerage account, through a certificate or electronic transfer, the shares of Common Stock that such employee has purchased. Unless otherwise determined by the Committee, any amount that has been deducted and withheld in excess of the option price automatically shall be paid by check to the participating employee promptly following the end of the Purchase Period in which withheld.

            (f) Unless otherwise determined by the Committee, no interest shall accrue or be paid on any amounts paid by payroll deduction by any participating employee.

      9. Non-Transferability. No option shall be transferable by an employee other than by will or the laws of descent and distribution, and an option shall be exercised during an employee's life time only by an employee.

      10. Restriction on Transfers of Shares. Shares issued pursuant to the exercise of an option under the Plan may not be disposed of by the employee until the expiration of one (1) year after the exercise date. Such restriction on transfer may be waived by the Committee in the event of extreme hardship, as determined by the Committee in its sole discretion.

      11. Termination of Employment, Unpaid Leave of Absence or Layoff. If a participating employee ceases to be employed by the Company for any reason (with or without severance pay), including but not limited to, voluntary or forced resignation, retirement, death, layoff, or if an employee is on an unpaid leave of absence for more than 60 days, or during any period of severance, payroll deductions with respect to such employee shall cease and all funds withheld prior to such termination, which have not yet been applied to the purchase of Common Stock, shall, at the employee's election, be used to exercise the option on the Purchase Date to the extent payroll deductions were made prior to such termination or be returned by the Company to the employee (or his or her estate or heirs) as soon as practicable.

      12. Adjustments. In the event of changes in the outstanding Common Stock by reason of stock dividends, stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in the capital structure of the Company, an appropriate adjustment shall be made by the Committee in the number of shares and kind of stock or other securities for which options may be or may have been granted under the Plan, and the exercise price related thereto, to the end that the proportionate interests shall be maintained as before the occurrence of such an event. Any of the foregoing adjustments may provide for the elimination of any fractional share which might otherwise become subject to any option.

      13. Change of Control.

            (a) After any merger of one or more corporations into the Company in which the Company shall be the surviving corporation or any share exchange in which the Company is a constituent corporation, each participant shall, at no additional cost, be entitled upon the exercise of an option, to receive (subject to any required action by shareholders), in lieu of the number of shares of Common Stock for which such option shall then be exercisable, the consideration which such participant would have been entitled to receive pursuant to the terms of the agreement of merger or share exchange if at the time of such merger or share exchange such participant had been a holder of record of a number of shares of Common Stock equal to the number of shares then underlying the option. In addition, if any person or entity becomes the beneficial owner of more than fifty percent (50%) of the number of shares then issued and outstanding, whether in connection with such merger or share exchange or otherwise, or upon any sale by the Company of all or substantially all of its assets, the Committee shall have the right to terminate the Purchase Period as of such date, and, if so terminated, each participant shall be deemed to have exercised, immediately prior to such merger, share exchange, acquisition or sale of assets, his or her option to the extent payroll deductions were made prior thereto. Comparable rights shall accrue to each participant in the event of successive mergers or consolidations of the character described above.

            (b) Notwithstanding anything contained herein to the contrary, upon the dissolution or liquidation of the Company or upon any merger or share exchange in which the

Company is not the surviving corporation (other than a merger with a wholly-owned subsidiary of the Company formed for the purpose of changing the Company's corporate domicile where the Plan is assumed by the survivor), the Purchase Period for any option granted under this Plan shall terminate as of the date of the aforementioned event, and each participant shall be deemed to have exercised, immediately prior to such dissolution, liquidation, merger or share exchange, his or her option to the extent payroll deductions were made prior thereto.

            (c) The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Committee in its sole discretion. Any such adjustment may provide for the elimination of any fractional share which might otherwise become subject to an option.

      14. Termination and Amendment. The Board may terminate the Plan, or the granting of options under the Plan, at any time. No option shall be granted under the Plan after May 14, 2015.

      The Board may amend or modify the Plan at any time and from time to time, but no amendment or modification shall disqualify the Plan under Section 423 of the Code, or Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as amended from time to time (or any successor rule), without shareholder approval.

      No amendment, modification, or termination of the Plan shall in any manner affect any option granted under the Plan without the consent of the participant holding the option.

      15. Rule 16b-3 Requirements. Notwithstanding any other provision of the Plan, the Committee may impose such conditions on the exercise of an option as may be required to satisfy the requirements of Rule 16b-3 of the Exchange Act, as amended from time to time (or any successor rule).

      16. Rights Prior to Delivery of Shares. No participant shall have any rights as a shareholder with respect to shares covered by an option until the issuance of a stock certificate or electronic transfer to the employee or the employee's brokerage account of such shares. No adjustment shall be made for dividends or other rights with respect to such shares for which the record date is prior to the date the certificate is issued or the shares electronically delivered to a brokerage account.

      17. Securities Laws. Anything to the contrary herein notwithstanding, the Company's obligation to sell and deliver stock pursuant to the exercise of an option is subject to such compliance with federal and state laws, rules and regulations applying to the authorization, issuance or sale of securities as the Company deems necessary or advisable. The Company shall not be required to sell and deliver stock unless and until it receives satisfactory assurance that the issuance or transfer of such shares will not violate any of the provisions of the Securities Act of 1933 or the Exchange Act, or the rules and regulations of the Securities and Exchange Commission promulgated thereunder or those of any stock exchange on which the stock may be listed and the provisions of any state laws governing the sale of securities, or that there has been compliance with the provisions of such acts, rules, regulations and laws.

      The Board may impose such restrictions on any shares of Common Stock acquired pursuant to the exercise of an option under the Plan as it may deem advisable, including, without limitation, restrictions (a) under applicable federal securities laws, (b) under the requirements of any stock exchange or other recognized trading market upon which such shares of Common Stock are then listed or traded, and (c) under any blue sky or state securities laws applicable to such shares. No shares shall be issued until counsel for the Company has determined that the Company has complied with all requirements under appropriate securities laws.

      18. Approval of Plan. The Plan shall be subject to the approval of the holders of at least a majority of the Common Stock of the Company present and entitled to vote at a meeting of shareholders of the Company held within 12 months after adoption of the Plan by the Board. If not approved by shareholders within such 12-month period, the Plan and any options granted hereunder shall become void and of no effect.

      19. Effect on Employment. Neither the adoption of the Plan nor the granting of an option pursuant to it shall be deemed to create any right in any employee to be retained or continued in the employment of the Company, parent or a subsidiary.

      20. Use of Proceeds. The proceeds received from the sale of shares pursuant to the Plan shall be used for corporate purposes by the Company.

        BOARD OF DIRECTORS APPROVAL: 5/15/95, 6/23/95, 10/31/96, 10/22/04
                          SHAREHOLDER APPROVAL: 6/23/95